As filed with the U.S. Securities and Exchange Commission on September 30, 1996


                                                       Registration No. 33-76250
                                                               File No. 811-8406

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      (X)
Pre-Effective Amendment No.                                                  ( )
                           --
Post-Effective Amendment No. 5                                               (X)

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              (X)
Amendment No. 7

                        (Check appropriate box or boxes.)

                             SUMMIT INVESTMENT TRUST
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      3435 Stelzer Road, Columbus, OH 43219
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (800) 272-3442
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                               Scott A. Englehart
                               Craig C. Rudesill
                             Summit Investment Trust
                                3435 Stelzer Road
                               Columbus, OH 43219
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:
                               Bruce G. Leto, Esq.
                        Stradley, Ronon, Stevens & Young, LLP
                         One Commerce Square, Suite 2600
                             Philadelphia, PA 19103
                                 (215) 564-8115

It is proposed that this filing will become effective (check appropriate box):


        Immediately upon filing pursuant to paragraph (b)
--
X       On October 1, 1996 pursuant to paragraph (b)
--
        60 days after filing pursuant to paragraph (a)(1)
--
        On (__________________) pursuant to paragraph (a)(1)
--
        75 days after filing pursuant to paragraph (a)(2)
--
        On (__________________) pursuant to paragraph (a)(2) of Rule 485.
--


If appropriate, check the following box:

         This post-effective amendment designates a new effective date for a
--       previously filed post-effective amendment.
Registrant has previously registered an indefinite number of shares of common stock of the Summit Investment Trust under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant filed a Notice pursuant to Rule 24f-2 for the fiscal period ended May 31, 1996 on July 24, 1996.
                                                              TOTAL PAGES: _____
                                                  INDEX TO EXHIBITS, PAGE: _____

                             SUMMIT INVESTMENT TRUST
                  CROSS REFERENCE SHEET PURSUANT TO RULE 481(a)

This Amendment to the Registration Statement of SUMMIT INVESTMENT TRUST, which consists of one portfolio, Summit High Yield Fund, which offers two classes of shares, Summit High Yield Shares and Summit High Yield Institutional Service Shares, is comprised of the following:

PART A.  INFORMATION REQUIRED IN A PROSPECTUS.

ITEM                                                      PROSPECTUS HEADING
NO.                                                  (RULE 495(c) CROSS REFERENCE)
----                                                 -----------------------------
1.       Cover Page.                                 SUMMIT HIGH YIELD SHARES AND SUMMIT HIGH YIELD INSTITUTIONAL
                                                     SERVICE SHARES: Cover Page.

2.       Synopsis.                                   SUMMIT HIGH YIELD SHARES AND SUMMIT HIGH YIELD INSTITUTIONAL
                                                     SERVICE SHARES: About the Summit High Yield Fund ---
                                                     Transaction Costs and Fund Expenses.

3.       Condensed Financial Information.            SUMMIT HIGH YIELD SHARES AND SUMMIT HIGH YIELD
                                                     INSTITUTIONAL SERVICE SHARES:  About the Summit High
                                                     Yield Fund --- Financial Highlights; About the Summit High
                                                     Yield Fund --- Fund and Market Characteristics/Risk
                                                     Factors; The Trust and the Fund --- Understanding
                                                     Performance Information.

4.       General Description of Registrant.          SUMMIT HIGH YIELD SHARES AND SUMMIT HIGH YIELD INSTITUTIONAL
                                                     SERVICE SHARES: The Trust and the Fund --- Organization of
                                                     the Trust and the Fund; Investment Policies, Practices and
                                                     Risks; About the Summit High Yield Fund --- Fund and Market
                                                     Characteristics/Risk Factors.

5.       Management of the Fund.                     SUMMIT HIGH YIELD SHARES AND SUMMIT HIGH YIELD INSTITUTIONAL
                                                     SERVICE SHARES: The Trust and the Fund --- Management of the
                                                     Trust and the Fund; The Trust and the Fund ---
                                                     Management-Related Services; The Trust and the Fund --- Fund
                                                     Expenses; The Trust and the Fund --- Distribution Expenses.

6.       Capital Stock and Other Securities.         SUMMIT HIGH YIELD SHARES: The Trust and the Fund
                                                     --Organization of the Trust and the Fund; The Trust and the
                                                     Fund --- Management of the Trust and the Fund; Investing
                                                     with Summit Investment Trust --- Distributions and Taxes;
                                                     Investing with Summit Investment Trust --- Obtaining
                                                     Information on Your Investment.

                                                     SUMMIT HIGH YIELD INSTITUTIONAL SERVICE SHARES: The Trust
                                                     and the Fund --- Organization of the Trust and the Fund; The
                                                     Trust and the Fund --- Management of the Trust and the Fund;
                                                     Investing with Summit Investment Trust --Distributions and
                                                     Taxes; Investing with Summit Investment Trust --- Obtaining
                                                     Information on Your Investment; Investing with Summit
                                                     Investment Trust --- Other Classes of Shares.

PROSPECTUS
                             SUMMIT HIGH YIELD FUND

                         SUMMIT HIGH YIELD SHARES CLASS

      SUMMIT INVESTMENT TRUST - 3435 STELZER ROAD - COLUMBUS, OHIO 43219 -
                                 1-800-272-3442

    Summit Investment Trust (the "Trust") is organized as an open-end, management investment company (a mutual fund). The Trust is authorized to provide a range of investment objectives through a series of separate investment portfolios or funds. This prospectus relates to the Summit High Yield Shares class ("Shares") of the SUMMIT HIGH YIELD FUND (the "Fund"), a diversified investment portfolio of the Trust. The Fund also offers, by means of a separate prospectus, an institutional class of shares. The Fund is the only Trust portfolio currently available.


                               FACTS AT A GLANCE
INVESTMENT OBJECTIVES:
    High current income with capital appreciation a secondary goal. As with any mutual fund, there is no assurance that the Fund will achieve its objectives.

STRATEGY:
    Investing primarily in lower-quality, intermediate to long-term corporate bonds, often called "high yield" or "junk" bonds. The portfolio will be actively managed to take advantage of relative values of various issuers and industry sectors of the high yield market. Emphasis will be given to issuers and sectors whose credit fundamentals and technical trading factors provide attractive risk reward characteristics.

RISKS OF JUNK BONDS:
    The Fund may invest up to 100% of its assets in lower-rated, or "junk" bonds, that entail greater risks, including default risks, than those found in higher-rated securities. The Fund may also invest in lower-rated foreign debt securities that entail special additional risks. Investors should carefully consider these risks before investing. See "Risk Factors," "Fund and Market Characteristics/Risk Factors," "Foreign Sovereign Debt Securities" and "Foreign Securities" in this prospectus and "Special Risks of Investing in 'Junk Bonds'," "Foreign Sovereign Debt Securities" and "Foreign Securities" in the Combined Statement of Additional Information. An investment in the Fund should be considered speculative.

INVESTOR PROFILE:
    A risk-oriented investor seeking the highest level of current income, paid monthly, who is willing to accept the possibility of significant fluctuations in principal value. The Fund should represent only a portion of such an investor's overall investment program, not the only investment. When sold, Fund shares may be worth more or less than when purchased.

FEES AND CHARGES:
    Shares are offered to the public at their net asset value plus a front end sales charge of 4.50%, reduced on investments of $100,000 or more, subject to certain discounts and exceptions. The Fund pays various advisory, service and distribution fees.

INVESTMENT ADVISER/FUND ADMINISTRATOR:
    First Summit Capital Management ("FSCM" or the "Adviser") is the investment adviser to the Fund. The Administrator of the Fund is BISYS Fund Services, Limited Partnership ("BISYS Fund Services" or the "Administrator").
                            ------------------------

    Shares of the Trust are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves investment risk, including the possible loss of principal.
                            ------------------------

    This prospectus sets forth information you should know before making an investment decision. You should read this prospectus and keep it for future reference. A Combined Statement of Additional Information about the Fund, dated October 1, 1996, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in this prospectus. To obtain a free copy, write the Trust at the above address or call 1-800-272-3442.

    The Fund also offers an additional class of shares, the Summit High Yield Institutional Service Shares, which is designed for purchase by institutional investors. A prospectus for the Summit High Yield Institutional Service Shares class can be obtained by writing to BISYS Fund Services at the above address or by calling the above telephone number.
                            ------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                The date of this prospectus is October 1, 1996.

                        RISK FACTORS -- SPECIAL SUMMARY


     Because of its investment policies, the Fund may not be suitable or appropriate for all investors. The Fund is designed for long-term investors who can accept the risks entailed in seeking a high level of current income available from investments in intermediate to long-term, high yield, medium and lower-quality, fixed income securities. Investors should carefully consider these risks before investing.


SPECIAL RISKS OF INVESTING IN "JUNK BONDS"


     The Fund may invest up to 100% of its assets in lower-rated or "junk" bonds that entail greater risks, including default risks, than those found in higher-rated securities. The following special considerations are additional risk factors associated with the Fund's investments in lower-rated debt securities known as "junk bonds":



     YOUTH AND GROWTH OF THE LOWER-RATED DEBT SECURITIES MARKET. The market for lower-rated debt securities is relatively new and its growth has paralleled a long economic expansion. Past experience may not, therefore, provide an accurate indication of future performance of this market, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower-rated debt securities in the Fund's portfolio, the Fund's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional funding, than on higher-rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher-rated securities. An investment in the Fund is more speculative than investment in shares of a fund which invests only in higher-rated debt securities.


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The prices of lower-rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher-rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower-rated debt securities structured as zero-coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

     LIQUIDITY AND VALUATION. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Non-rated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make non-rated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly-traded market. To the extent the Fund owns or may acquire illiquid or restricted lower-rated securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of debt securities which the Fund owns will affect its net asset value per share. If market quotations are not readily available for the Fund's lower-rated or non-rated securities, these securities will be valued by a method that the Board of Trustees (the "Trustees") believes accurately reflects fair value. Judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

     TAXATION. Special tax considerations are associated with investing in lower-rated debt securities structured as zero-coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

     PAYMENT EXPECTATIONS. High yielding, fixed-income securities frequently have call or buy-back features which permit an issuer to call or repurchase the securities from the Fund. Although such securities are typically not callable for a period from three to five years after their issuance, if a call were exercised by the issuer during periods of declining interest rates, the Fund would likely have to replace such called securities with lower-yielding securities, thus decreasing the net investment income to the Fund and dividends to shareholders. The premature disposition of a high yielding security due to a call or buy-back feature, the deterioration of the issuer's creditworthiness, or a default may also make it more difficult for the Fund to manage the timing of its receipt of income, which may have tax implications.

     LEGISLATIVE PROPOSALS. There are a variety of legislative actions which have been taken or which are considered from time to time by the United States Congress which could adversely affect the market for high yield bonds. For example, congressional legislation limited the deductibility of interest paid on certain high yield bonds used to finance corporate acquisitions. Also, Congressional legislation has, with some exceptions, generally prohibited federally-insured savings banks from investing in high yield securities. Regulatory actions have also effected the high yield market. For example, many insurance companies have restricted or eliminated their purchases of high yield bonds as a result of, among other factors, actions taken by the National Association of Insurance Commissioners. If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high yield issues, could reduce the number of new high yield securities being issued and could make it more difficult for the Fund to attain its investment objectives.

OTHER RISKS

     The Fund may invest in derivative securities, such as mortgage-backed and asset-backed securities and options and futures contracts. For risks relating to investing in foreign securities and futures contracts and options, see "Fund and Market Characteristics/Risk Factors," "Foreign Sovereign Debt Securities" and "Foreign Securities" in this prospectus, and "Special Risks of Investing in 'Junk Bonds'," "Foreign Sovereign Debt Securities" and "Foreign Securities" in the Combined Statement of Additional Information. Risks associated with certain investment policies are discussed in the prospectus under the caption "Investment Policies, Practices and Risks." The Fund and the Adviser were organized in 1994.

                     1.   ABOUT THE SUMMIT HIGH YIELD FUND

                      TRANSACTION COSTS AND FUND EXPENSES


     Shares are sold subject to a sales charge, Rule 12b-1 distribution fees and the other expenses of the Fund's operation as set forth in the following table:


                                   FEE TABLE


HIGH YIELD SHARES CLASS TRANSACTION EXPENSES


          Maximum Sales Load Imposed on Purchases (as a percentage of
            offering price).................................................   4.50%
          Maximum Sales Load Imposed on Reinvested Dividends (as a
            percentage of offering price)...................................   None
          Redemption Fees (as a percentage of amount redeemed, if
            applicable).....................................................   None
          Exchange Fee......................................................   None

ANNUAL HIGH YIELD SHARES CLASS OPERATING EXPENSES
(As percentage of average net assets)


          Management Fees...................................................   0.35%(1)
          12b-1 Fees........................................................   0.25%
          Other Administrative and Servicing Costs..........................   1.00%
          Total High Yield Shares Operating Expenses........................   1.60%


---------------


(1) This fee may vary between 0.35% and 1.15%; however, the Adviser has agreed to waive a portion of its advisory fee so as to confine the Fund's total expenses to 1.60%. (See "Management of the Trust and the Fund -- The Advisory Fee.")



     The foregoing Fee Table should help you understand the kinds of expenses you will bear directly or indirectly as a Fund shareholder. "High Yield Shares Class Transaction Costs" shows what you pay as direct costs in buying Shares in the Fund. Because a portion of the 12b-1 fees is considered an asset-based sales charge by the National Association of Securities Dealers, Inc. ("NASD"), long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD. "Annual High Yield Shares Class Operating Expenses" provides an estimate of how much it will cost to operate the Shares for a year. These are costs paid indirectly by holders of the Shares because they are deducted from the Fund's total assets before the daily share price is calculated and before dividends and other distributions are made.

EXAMPLE:

                                                        1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                        ------     -------     -------     --------
You would pay the following expenses on a $1,000
  investment, assuming a 5% annual return whether or
  not redeemed at the end of each time period:........   $ 61        $93        $ 128        $226

     The Example should not be considered a representation of past or future expenses. Actual Fund expenses may be higher or lower than those shown.

The "Annual High Yield Shares Operating Expenses" set forth above are:


     -- MANAGEMENT FEE: the percent of Fund assets paid to the Fund's investment adviser; this fee is a performance fee which is based on the performance of the Fund in relation to the change in the Salomon Brothers High Yield Market Index; the fee may be as high as 1.15% or as low as .35% annually; for the fiscal year ended May 31, 1996, the Fund paid a management fee of 0.27%, absent waivers the Fund paid a management fee of .87%.


     -- MARKETING OR DISTRIBUTION FEES: an annual charge ("12b-1 Fee") to existing shareholders to defray the cost of selling Shares to new shareholders; and

     -- "OTHER" ADMINISTRATIVE EXPENSES: primarily the administration of the Fund, the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and custodial services.

     For further details on Fund expenses, see "Management of the Trust and the Fund -- The Advisory Fee," "Management of the Trust and the Fund -- The Sub-Advisory Fee," "Management-Related Services" and "Distribution Expenses."

                              FINANCIAL HIGHLIGHTS

                             SUMMIT HIGH YIELD FUND

         For a share of each class outstanding throughout each period.




                                                          HIGH YIELD
                                                            SHARES         FOR THE
                                                          ----------     PERIOD FROM
                                                             YEAR         JUNE 27,
                                                            ENDED        1994 TO MAY
                                                           MAY 31,           31,
                                                             1996          1995(a)
                                                          ----------    -------------
Net Asset Value, Beginning of Period..................     $  10.11        $ 10.00
                                                          ----------    -------------
INVESTMENT ACTIVITIES:
  Net investment income...............................         1.01           0.83
  Net realized and unrealized gains (losses) on
     investments......................................         0.95           0.11
                                                          ----------    -------------
          Total from Investment Activities............         1.96           0.94
                                                          ----------    -------------
DISTRIBUTIONS:
  Net investment income...............................        (1.01)         (0.83)
  Net realized gains..................................        (0.01)            --
                                                          ----------    -------------
          Total Distributions.........................        (1.02)         (0.83)
                                                          ----------    -------------
Net Asset Value, End of period........................     $  11.05        $ 10.11
                                                           ========     ==========
Total Return (excludes sales charges).................        20.34%          9.97% (b)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)...................     $ 28,628        $27,676
  Ratio of expenses to average net assets.............         1.60%          1.56% (c)
  Ratio of net investment income to average net
     assets...........................................         9.42%          9.13% (c)
  Ratio of expenses to average net assets*............         2.24%          1.61% (c)
  Ratio of net investment income to average net
     assets*..........................................         8.78%          9.08% (c)
  Portfolio turnover..................................       187.61%        158.36%


---------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

     (a)  Period from commencement of operations.

     (b)  Not annualized.

     (c)  Annualized.

                  FUND AND MARKET CHARACTERISTICS/RISK FACTORS

WHAT IS A HIGH YIELD OR "JUNK" BOND?


     A bond that is rated "Ba" or lower by Moody's, "BB" or lower by Standard & Poor's, or comparably rated by another rating agency ("NRSRO") (or an unrated bond of similar quality), because it is believed to represent greater risk of default than more creditworthy bonds -- hence the term "junk bond." (Default is the failure to make timely interest or principal payments.) To compensate an investor for this risk, these bonds must offer high yields. The market for high risk, high yield debt securities is relatively new and its growth has paralleled a long economic expansion. Past experience may not, therefore, provide an accurate indication of future performance of this market, particularly during periods of economic recession. An investment in the Fund is more speculative than investment in a fund investing only in higher-rated debt securities.


     The debt security ratings of several NRSROs are set forth in Appendix I to this prospectus.

WHO ISSUES HIGH YIELD BONDS?

     Typically, corporations in one of several categories: small and medium-size companies that lack the history or capital strength to merit "investment-grade" status; former blue-chip companies that have been downgraded due to financial difficulties; companies electing to borrow heavily to finance (or avoid) a takeover or buyout; and highly indebted ("leveraged") companies seeking to refinance their debt at lower rates. With high yield securities, there is a greater possibility of a default or the bankruptcy of the issuer, circumstances that might increase the expense of the Fund in seeking recovery from such an issuer.

DOES THE FUND INVEST ONLY IN HIGH YIELD BONDS?

     No, but such bonds will generally represent a significant portion of the Fund's assets. The portfolio may also include loan participations, convertible securities -- preferred stocks and bonds which may be converted at some future point into common stock -- and substantial holdings of foreign securities. When, in the opinion of the Adviser, market or economic conditions warrant a temporary defensive posture, the Fund may place all or a portion of its assets in high grade, fixed-income securities, short-term debt obligations or cash.

WHY SHOULD THE INVESTOR IN THIS FUND BE PREPARED FOR GREATER PRICE SWINGS THAN IN HIGH QUALITY BOND FUNDS?

For two main reasons:

     Greater credit risk. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings and their bonds are often viewed as speculative investments. High yield bond issuers are more vulnerable to real or perceived business setbacks and to changes in the economy, such as a recession or an increase in interest rates, that might impair their ability to make timely interest and principal payments and thus adversely affect the value of their securities held by the Fund. As a result, the Fund will rely heavily on proprietary credit research and experienced portfolio management when selecting investments. (See "Management of the Trust and the Fund -- Portfolio Managers.")

     Reduced market liquidity. The junk bond market is generally less "liquid" than the market for higher quality bonds, meaning that there may be no public market or only inactive trading markets for some of the securities in which the Fund invests. Large purchases or sales of certain issues may thus cause significant changes in their prices, and the Fund may be required to retain certain investments for indefinite periods or sell them at substantial losses. A lack of liquidity or low trading volume also means that judgement may play a significant role in valuing the securities.

HOW MIGHT INTEREST RATES AND THE FUND'S AVERAGE MATURITY AFFECT ITS PRICE?

     The Fund's average maturity (expected to be in the 5 to 10-year range, although it may vary if market conditions warrant) makes its share price more sensitive to broad changes in interest rate movements than shorter-term bond funds. In comparison to higher quality bond funds having a similar average maturity, the Fund's share price is likely to be more sensitive to credit conditions and somewhat less sensitive to interest rate changes.

HOW DO SHARE PRICE CHANGES AFFECT OVERALL RETURN?

     Your total return for any given period has two parts:


     Income, which will always be positive, and



     Change in share price, which can be positive or negative. If the Fund's income return was 10% during a year, for example, and the price declined 15%, your total return would be approximately -5%. A price increase of 5% would have given you a return of approximately 15%. Always remember that the Fund's yield does not indicate its total return. (Also see "Understanding Performance Information.")


HOW DOES THE FUND ADDRESS THE SPECIAL RISKS OF HIGH YIELD BOND INVESTING?

     The Fund employs a number of approaches which may mitigate, but cannot eliminate, risk: (1) thorough credit research; (2) technical analysis of trading and ownership patterns of targeted securities; (3) extensive diversification, intended to limit the Fund's exposure to any one industry, issuer or category of issuer or security; and (4) detailed analysis of contractual obligations to lenders relating to specific securities.

                 2.   INVESTMENT POLICIES, PRACTICES AND RISKS

     This section takes a detailed look at the types of securities the Fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. Certain FUNDAMENTAL POLICIES and current OPERATING POLICIES of the Fund are noted where applicable. The Fund's FUNDAMENTAL POLICIES (as with its investment objectives stated on page 1) may not be changed without shareholder approval. Such approval requires a vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(ii) more than 50% of the outstanding shares. The Fund's OPERATING POLICIES can be changed by the Trustees without shareholder approval. Unless otherwise specified, the investment program and restrictions of the Fund are not fundamental policies.

     The Fund's investment program is subject to further restrictions and risks described in the Fund's Combined Statement of Additional Information. Certain of those restrictions are fundamental policies. Reference should be made to the discussion under "Investment Restrictions" in the Combined Statement of Additional Information.

                         TYPES OF PORTFOLIO SECURITIES

     As an operating policy, the Fund seeks to meet its investment objectives of high income and, secondarily, capital appreciation by investing its assets in a widely diversified portfolio consisting primarily of high yield bonds, loan participations, convertible securities and preferred stocks. Under normal circumstances, at least 65% of the Fund's total assets will be invested in high yield securities. These and the other securities the Fund may purchase are described below. The Fund is allowed to buy securities on a when-issued basis.

          FUNDAMENTAL POLICY: The Fund will not purchase securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, it would own more than 10% of the outstanding voting securities of any issuer or have more than 5% of its total assets invested in the securities of a single issuer, except that up to 25% of the Fund's total assets may be invested without regard to these restrictions.

DEBT SECURITIES.

     BONDS. A bond is an interest-bearing debt security issued by a corporation or governmental unit. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date. An issuer may have the right to redeem or "call" a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates.

     While the bond's annual interest income, established by the coupon rate, may be fixed for the life of the bond, its yield (income as a percent of current price) will reflect current interest rate levels. The bond's price rises and falls so that its yield remains reflective of current market conditions. Therefore, bond prices usually rise when interest rates fall, and vice versa. High yield bond prices are less directly responsive to interest rate changes than investment-grade issues and may not always follow this pattern.

     Bonds may be secured (backed by specified collateral) or unsecured (backed by the issuer's general creditworthiness). Most high yield "junk" bonds are unsecured.

     Bond Ratings and High Yield Bonds. Larger bond issues are evaluated by NRSROs such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. Other things being equal, lower-rated bonds have higher yields due to greater risk. "High yield" or "junk" bonds are those rated below "Baa" by Moody's or "BBB" by Standard & Poor's.

     The table below shows the weighted average of the ratings of the bonds in the Fund's portfolio during the fiscal year ended May 31, 1996. The credit rating categories are those provided by Standard & Poor's. The percentages in the column titled "Rated" reflect the percentage of bonds in the portfolio which received a rating from at least one NRSRO. The percentages in the column titled "Not Rated" reflect the percentage of bonds in the portfolio which are not rated but which the Adviser has judged to be comparable in quality to the corresponding rated bonds.



                                                          AS A PERCENTAGE OF TOTAL
                                                       MARKET VALUE OF BOND HOLDINGS
                                                       ------------------------------
          CREDIT RATING                                RATED     NOT RATED     TOTAL
          -------------                                -----     ---------     ------
          BB.........................................  7.02 %       0.00%        7.02%
          B..........................................  78.55%       0.00%       78.55%
          CC & CCC...................................  12.63%       1.80%       14.43%
                                                       -----     ---------     ------
                                                       98.20%       1.80%      100.00%
                                                       =====     =========     ======


     The debt security ratings of several NRSROs are set forth in Appendix I to this prospectus.

     Some specific types of bonds the Fund may hold from time to time are set forth below. For additional information with respect to certain of these instruments, reference should be made to the Combined Statement of Additional Information.

     MORTGAGE-BACKED OR ASSET-BACKED SECURITIES. The Fund may invest up to 10% of its total assets in both mortgage-backed securities and asset-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. Asset-backed securities, which may be classified either as pass-through certificates or collateralized obligations, represent fractional interests in pools of secured or unsecured assets. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. The issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities. The actual prepayment experience of a pool of mortgage loans or other obligations may cause the yield realized by the Fund to differ from the yield calculated on the basis of the average life of the pool. In addition, for mortgage-backed or asset-backed securities purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Fund. The Fund may invest in asset-backed securities that are either pass-through certificates or collateralized obligations. Such securities may be of short duration, such as commercial paper, or longer, such as bonds, and may be issued with only one class of security or have more than one class with some classes having rights to payments on the asset-backed security subordinate to the rights of the other classes. These subordinated classes will take the risk of default before the classes to which they are subordinated. It is anticipated that asset-backed securities other than those described above will be issued in the future. The Fund may invest in such securities in the future if such investment is otherwise consistent with the Fund's investment objectives and policies.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND STRIPPED MORTGAGE-BACKED SECURITIES. CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. CMOs generally are issued in multiple classes. The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. As part of the process of creating more predictable cash flows on some of the tranches, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. The Fund may invest in these subordinated, higher-yielding tranches which take the risk of default first. Because of the uncertainty of the cash flows on these tranches, and the sensitivity thereof to changes in prepayment rates on the underlying mortgages, the market prices of and yield on these tranches tend to be highly volatile.

     Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed instruments to create two classes of securities. One class receives interest-only payments ("IOs") and one principal payments ("POs"). CMOs, IOs, and POs are acutely sensitive to interest rate changes and the rate of principal prepayments on the underlying mortgages serving as collateral. For example, declining interest rates may result in prepayments and thus termination of a stream of IO interest payments, in which event the Fund may fail to recoup its investment. Moreover, the proceeds of prepayments may have to be reinvested at the lower interest rates. IOs, POs, and certain CMOs are very volatile in price and may have reduced liquidity.

     ZERO-COUPON AND PAY-IN-KIND BONDS. The Fund may invest up to 25% of its total assets in zero-coupon bonds. A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that the reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than securities that pay a cash coupon. Since there are no periodic interest payments made to the holder of a zero-coupon security, when interest rates rise, the value of such a security will fall more dramatically than a bond paying out interest on a current basis. When interest rates fall, however, zero-coupon securities rise more rapidly in value because the bonds have locked in a specific rate of return which becomes more attractive the further interest rates fall.

     The Fund may invest up to 25% of its total assets in pay-in-kind bonds. Pay-in-kind ("PIK") bonds are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities. PIK bonds may provide an attractive yield on the Fund's investment even when the interest paid is in the form of additional securities of the issuer instead of cash.

     The Fund is required to distribute to shareholders income imputed to any zero-coupon or PIK investments. Such distributions could reduce the Fund's cash position.

OTHER SECURITIES.

     Other types of securities and investments the Fund may buy are:

     CONVERTIBLES. These corporate securities, usually bonds or preferred stocks, are exchangeable for a specified number of shares of common stock, at a pre-stated price. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique characteristics such as: (1) higher yields than common stocks but lower yields than comparable nonconvertible securities; (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics; and (3) the potential for capital appreciation if the market price of the underlying stock increases. Although investments in convertible securities will be consistent with the Fund's secondary objective of capital appreciation, because of their basically lower yields than comparable nonconvertible securities, such investments will not be treated as "high yield" for purposes of the Fund's policy of generally having 65% of its assets invested in high yield securities.

     EQUITIES: COMMON AND PREFERRED STOCK; WARRANTS. Each share of common and preferred stock represents ownership or "equity" in a corporation, but usually only common stockholders have the right to elect company directors and vote on other matters. Preferred stock may have various preferences over common stock, such as a prior right to payment of dividends. Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant, usually one or two years. The common and preferred stocks in which the Fund may invest may be traded either on a national securities exchange or in the "over-the-counter" market, and the issuers of such stocks may be unseasoned issuers with relatively smaller capitalizations. Such issuers may or may not have outstanding issues of higher-yielding debt securities. As an OPERATING POLICY, the Fund may not invest more than 10% of total assets in common stocks (including up to 5% in warrants).

     PRIVATE PLACEMENTS. Securities sold directly to a small number of investors, usually institutions, without registration under the Securities Act of 1933 (the "1933 Act") are called private placements. Privately placed securities are considered "restricted securities" and may not be readily marketable. Selling these securities pursuant to a registration statement may involve substantial delays and additional costs. As an OPERATING POLICY, the Fund will not invest more than 15% of its net assets in illiquid securities. Some restricted securities are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits "qualified institutional buyers," such as the Fund, to trade in certain privately placed securities even though such securities are not registered under the 1933 Act. The Trustees may determine, when appropriate, that such securities, although restricted, are nevertheless liquid and therefore not subject to the 15% limitation. A security is illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.


     LOAN PARTICIPATIONS AND ASSIGNMENTS. Large loans to corporations or to governments, including governments of less developed countries ("LDCs"), may be shared or syndicated among several lenders, usually banks. The Fund's investments in loans are expected in most instances to be in the form of participations therein or assignments of all or a portion thereof from third parties. In a participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon its receipt of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender. In an assignment, the Fund acquires direct rights against the borrower on a loan, although such rights may differ from and be more limited than those held by the assigning lender. The Fund may have difficulty disposing of assignments and participations where disposition involves assigning such interests to third parties. These investments are treated as securities, not as the making of loans subject to the Fund's investment restriction relating to loans. Since these investments may not be readily marketable, they may be subject to the Fund's policy against investing more than 15% of the Fund's net assets in illiquid securities. Participations in or assignments of loans to governments of LDCs may involve risks in addition to those attendant on investments in foreign securities generally (see "Foreign Sovereign Debt Securities" and "Foreign Securities" below).


     FOREIGN SOVEREIGN DEBT SECURITIES. The Fund expects to invest in foreign sovereign debt securities, including those of LDCs. Such securities will include Brady Bonds. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt, some or all of which may have gone into default, for newly-issued bonds. Multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements, debtor nations have been required to agree to the implementation of various domestic monetary and fiscal reforms intended to promote economic growth and development. Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Moreover, the financial packages offered by each country differ. Countries that have issued or are about to issue Brady Bonds include Argentina, Brazil, Costa Rica, the Dominican Republic, Mexico, Nigeria, the Philippines, Poland, Uruguay and Venezuela. The Fund may purchase Brady Bonds issued by any of these countries, and it reserves the right to acquire Brady Bonds that may be issued by other countries in the future.

     Investing in foreign sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the LDCs that issue the securities. The ability and willingness of sovereign obligors in LDCs or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the size of its debt service burden relative to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

     Sovereign obligors in LDCs are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Some of these obligors have in the past experienced substantial difficulties in servicing their external debt obligations, leading to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Brady Bonds issued to date are generally purchased and sold in secondary markets through U.S. securities dealers and maintained through European transnational securities depositories.

     FOREIGN SECURITIES. These are securities denominated in non-U.S. dollar currencies that are issued and principally traded outside the U.S. Investments in foreign securities broaden the Fund's holdings and thus may reduce the risk of loss associated with a decline in the value of investments within U.S. markets. They also involve some special risks: exposure to potentially adverse local political and economic developments; nationalization or expropriation of assets; imposition of currency exchange controls; the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value); confiscatory taxation; potentially lower liquidity and higher volatility and possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards. Additional risks pertain to investments in LDCs (see "Foreign Sovereign Debt Securities" above) or in countries which have recently changed from, but could revert back to, centrally-planned communist or closed economies. As an OPERATING POLICY, the Fund may invest up to 20% of its net assets in non-U.S. dollar-denominated fixed-income securities principally traded in financial markets outside the United States and may invest without limit in U.S. dollar-denominated securities of foreign issuers in developed countries. The Fund may also invest in securities of foreign branches of U.S. banks as long as such investments do not exceed 25% of the Fund's total assets.

     WHEN-ISSUED SECURITIES. The Fund may from time to time purchase securities on a "when-issued" basis ("forward commitments"). The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer, and no interest accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. Such when-issued securities may be sold prior to the settlement date. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Fund will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. Except as may be imposed by these factors, there is no limit on the percentage of the Fund's total assets that may be committed to such transactions.

                       TYPES OF FUND MANAGEMENT PRACTICES

     TEMPORARY OR DEFENSIVE INVESTMENTS. When, in the opinion of the Adviser, changes in economic, financial, political or market conditions so warrant, the Fund may, for temporary defensive purposes, reduce its holdings in high yield securities and invest all or a portion of its assets in cash or in high grade fixed-income securities or in high grade short-term debt obligations, including certificates of deposit, commercial paper, notes, obligations issued or guaranteed by the United States government or any of its agencies or instrumentalities and repurchase agreements involving such government securities. The Fund may also invest in such instruments to maintain liquidity or pending selection of investments in accordance with its policies.

     BORROWING MONEY AND TRANSFERRING ASSETS. The Fund can borrow money from banks subject to the fundamental policy set forth below. Such borrowings may be collateralized with Fund assets.

          FUNDAMENTAL POLICY: The Fund will not borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. The Fund will not purchase additional securities when money borrowed exceeds 5% of total assets.

     For purposes of the above restriction, entering into futures contracts or reverse repurchase agreements will not be deemed a borrowing. The Fund may not enter into reverse repurchase agreements if the total investment in such agreements would exceed 5% of the total assets of the Fund.

     As an OPERATING POLICY, the Fund will not mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's net assets valued at market.


     INVESTMENT COMPANY SECURITIES. Investing in securities of other investment companies will result in an additional layer of certain fees. The Fund may invest in securities of money market funds and in securities of other investment companies of any type, but only under arrangements that will ensure that there will be no duplication of investment management or advisory fees. As an OPERATING POLICY, the Fund will not purchase securities of other investment companies if the purchase would cause more than 10% of the value of the Fund's total assets to be invested in investment company securities, provided that: (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the Fund or more than 5% of the value of the Fund's total assets would be invested in such company; and (ii) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation or reorganization.

     FUTURES CONTRACTS AND OPTIONS. Futures contracts are often used to manage risk because they enable the investor to buy or sell an asset in the future at a price agreed upon in the present. Options give the investor the right (or option) to buy or sell an asset at a predetermined price in the future. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in interest rates, stock or bond prices, and foreign currencies; to adjust its overall exposure to certain markets; and also to adjust the portfolio's duration. The Fund may write covered call and covered put options, buy puts and calls, and buy and sell covered spread options on securities, financial indices, and foreign currencies. (A spread option gives the Fund the right to sell an asset at a fixed dollar or yield spread in relation to a benchmark security. The Fund will not commit more than 5% of its total assets to premiums when purchasing spread options.)

     Futures contracts and options may not always be successful hedges. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in market and interest rates which in turn are influenced by fiscal and monetary policies and national and international policies and economic events. Futures trading involves an extremely high degree of leverage because of the low margin deposits required. As a result, a relatively small price movement in a futures contract may result in substantial loss (as well as gain) to the investor. Further risk arises because of the imperfect correlation between movements in the prices of futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge.

     The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

     In connection with the purchase of futures contracts and certain options or the writing of certain options, the Fund will maintain an amount of cash, U.S. government securities or other liquid securities, equal to the market value of the futures contracts and options (less any related margin deposits) in a segregated account with the Fund's custodian to cover the position, or alternative cover will be employed thereby insuring that the use of such contracts and options is unleveraged. See "Futures Contracts" and "Options" in the Combined Statement of Additional Information.

     DEALER OPTIONS. The Fund may engage in transactions involving dealer options. Dealer options are options purchased from or sold to securities dealers, financial institutions or other parties through direct bilateral agreements with such parties. In contrast to exchange-listed options, which generally have standardized terms and performance mechanisms, all of the terms of a dealer option are determined by negotiation of the parties. Certain risks are specific to dealer options as opposed to exchange-traded options. For example, the Fund must rely on performance by the dealer from whom it purchased the option if the option is exercised and will generally be able to realize the value of a dealer option only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. There can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Consistent with a position taken by the staff of the SEC, the Fund will treat dealer options as subject to the Fund's limitation prohibiting investment of more than 15% of its net assets in illiquid securities.

     As OPERATING POLICIES, the Fund will not engage in transactions in futures contracts and options thereon for speculation, and the Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call options exceeds 25% of the market value of the Fund's net assets. In addition, the Fund will not enter into futures contracts or options thereon if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial margin and premiums on such contracts or options thereon, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount, as defined in certain Commodity Futures Trading Commission regulations, may be excluded in computing such 5%. The Combined Statement of Additional Information should be consulted for a fuller description of the special risks relating to futures contracts and options.

     MANAGING FOREIGN EXCHANGE RISK. Investors in non-U.S. dollar securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at the present prevailing exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy know as "proxy hedging." In such a case, the amount of the foreign currency to be sold may exceed the value of the Fund's securities denominated in such currency. The Fund may also maintain a net exposure to forward contracts in excess of the value of the Fund's assets to which the forward contracts relate in order to avoid excess transactions and transaction costs. In either case, any such excess amount must be "covered" by liquid securities, denominated in any currency, at least equal at all times to the amount of such excess. Although foreign currency transactions will be used primarily to protect the Fund's foreign securities from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Fund's total return could be adversely affected as a result. As an OPERATING POLICY, the Fund will normally conduct its foreign exchange transactions in cash or by entering into forward currency contracts (not exceeding 20% of net assets) expiring in less than one year.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with well-established securities dealers or banks that are members of the Federal Reserve System. Any such dealer or bank will have been deemed creditworthy in accordance with guidelines approved by the Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase it at a specified future date and at an agreed upon price. Repurchase agreements, which may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase, are generally for a short period of time, often less than a week. The Fund will not enter into a repurchase agreement which does not provide for payment within seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements. The Fund may enter into repurchase agreements without any limit if the repurchase agreements provide for payment within seven days. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and
(c) expenses of enforcing its rights.

     SHORT SALES. The Fund may sell a security short as a hedge against portfolio holdings whose credit is deteriorating. In short sales, investors sell borrowed securities in hopes of buying them back later at a lower price. However, if the price rises instead of falls, the investor will lose money when repurchasing the security. As an OPERATING POLICY, the Fund's short sales are limited to situations where the Fund owns a debt security of a company and sells short a different type of security issued by the same company, such as common or preferred stock or a senior or junior debt security. Securities sold short will be limited to securities listed on a national securities exchange. No securities will be sold short if, after giving effect to such short sale, the total market value of all securities sold short would exceed 2% of the Fund's net assets.

     LENDING OF PORTFOLIO SECURITIES. Like other mutual funds, the Fund may lend securities to broker-dealers or other institutions to earn additional income. The principal risk is the potential default, whether through insolvency or otherwise, of such a borrower in its obligation to return borrowed securities in a timely manner. In this event, the Fund could experience delays in recovering its securities and possibly capital losses.

          FUNDAMENTAL POLICY: The Fund may lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed one-third of the value of the Fund's total assets.

     PORTFOLIO TRANSACTIONS. Although the Fund will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs and result in additional gains.

                          3.   THE TRUST AND THE FUND

                     ORGANIZATION OF THE TRUST AND THE FUND

HOW ARE THE TRUST AND THE FUND ORGANIZED?


     The Trust is a diversified, open-end, management investment company, commonly known as a mutual fund. The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on March 8, 1994. Pursuant to the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") and By-Laws, the Trust is authorized to issue an unlimited number of shares which may be offered in separate series of shares corresponding to separate investment portfolios or funds having different investment objectives. The Trust is also authorized to offer shares of a series in separate classes.



     The Fund is a separate investment portfolio or series of shares of the Trust which became available to investors on June 27, 1994. The Fund is the only Trust portfolio currently available. This prospectus relates to the Summit High Yield Shares of the Fund. (See "Other Classes of Shares" in this prospectus.) The Summit High Yield Shares are designed for purchase by retail investors.


WHAT IS MEANT BY "SHARES"?

     As with all mutual funds, investors receive "shares" when they invest money in the Fund. These shares are part of the Trust's authorized capital stock. All shares in the Fund are issued without a par value, have equal voting rights and have no pre-emptive or conversion rights. Each share or fractional share entitles the shareholder to receive a proportional interest in the Fund's income and capital gain distributions, and to cast one vote per share on certain matters, including the election of Trustees, changes in fundamental investment policies and changes in the Fund's Investment Advisory Agreement and the Investment Sub-Advisory Agreement. The Fund does not issue share certificates.

DOES THE TRUST HAVE ANNUAL SHAREHOLDER MEETINGS?

     The Trust is not required to hold annual meetings of shareholders. However, the Trustees or the President may call meetings for action by shareholder vote. If the Trustees or President fail to call a meeting for a 30-day period after requested in writing to do so by the holders of 10% or more of the outstanding shares of the Trust, then such shareholders may call such meeting. If a meeting is held and you cannot attend, you can vote by proxy. Well before the meeting, the Trust will send you proxy materials explaining the issues to be decided and including a voting card for you to mail back to the Trust.

     Under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Declaration of Trust pursuant to which the Trust was organized contains an express disclaimer of shareholder liability for acts or obligations of each portfolio of the Trust and requires that notice of such disclaimer be given in each instrument entered into or executed by the Trust. The Declaration of Trust also provides for indemnification out of a portfolio's property for any shareholder of such portfolio held personally liable for any of the portfolio's obligations. Thus, the risk of a shareholder being personally liable as a partner for obligations of a portfolio is limited to the unlikely circumstance in which the portfolio itself would be unable to meet its obligations.


     As of September 16, 1996, The Union Central Life Insurance Company was a "control person" of the Fund by virtue of its ownership of shares of the Summit High Yield Shares class of the Fund. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), a "control person" possesses the ability to control the outcome of matters submitted for shareholder vote.


                      MANAGEMENT OF THE TRUST AND THE FUND

HOW ARE THE TRUST AND THE FUND MANAGED?

     Trustees. Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the business and affairs of the Trust are managed under the direction of its Trustees.

     Investment Management. First Summit Capital Management ("FSCM" or the "Adviser"), a joint venture having its principal offices at 1876 Waycross Road, Cincinnati, Ohio 45240, is the investment adviser to the Fund. FSCM was organized on January 4, 1994, principally for purposes of sponsoring and managing the Trust pursuant to a Joint Venture Agreement (the "Joint Venture Agreement") between Carillon Advisers, Inc. ("Carillon"), an Ohio corporation, and Freeman Holding Company, Inc. ("Freeman"), a Delaware corporation. Under the Joint Venture Agreement, Carillon serves as the general manager of the Adviser and is responsible for maintaining its books of account and other financial records and for preparing its quarterly financial statements. Carillon has full authority to act on behalf of the Adviser except with respect to matters involving single commitments in excess of $10,000 which must be approved by both Carillon and Freeman. Each of Carillon and Freeman is authorized to appoint two representatives ("Representative(s)") to serve, in effect, as officers of the Adviser. Carillon is a wholly-owned subsidiary of The Union Central Life Insurance Company ("Union Central Life"), an Ohio mutual insurance company. Freeman is the parent corporation of Freeman Securities Company, Inc., a New Jersey corporation which is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the NASD. The Adviser is registered under the Investment Advisers Act of 1940.


     Portfolio Managers. Since May 21, 1996, Messrs. Steven R. Sutermeister and Gary R. Rodmaker, and since October 1, 1996, Mr. Bradley L. Lutz, have been primarily responsible for the day-to-day management of the Fund's investment portfolio. The portfolio managers have extensive experience in managing high yield investment portfolios. Mr. Sutermeister has been a Representative of FSCM since its organization in January 1994, and has also been a Vice President and Director of the Fixed Income Group of Carillon since September, 1990. In that capacity, Mr. Sutermeister oversees the management of over $3 billion in fixed income assets, and is personally responsible for the investment of nearly $200 million in high yield assets for various clients. In addition, Mr. Sutermeister serves as the portfolio manager of Carillon Bond Fund, another registered investment company that is advised by Carillon. Mr. Rodmaker, a Chartered Financial Analyst, has been an employee of the Adviser since its inception, and is also a senior member of the Fixed Income Group of Carillon. Mr. Rodmaker joined Carillon in 1990. In his present position, Mr. Rodmaker is responsible for managing $1.250 billion of corporate bonds, including investment grade securities, private placements and high yield bonds. Mr. Lutz, who was previously a Vice President at Pacholder Associates, Inc. from June, 1992 through August, 1996, became an employee of the Adviser in September, 1996. Mr. Lutz also serves as a Fixed Income Portfolio Manager with Carillon, specializing in high yield bonds.


THE ADVISORY AGREEMENT

     The Adviser serves pursuant to an Investment Advisory Agreement with the Trust dated June 27, 1994 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser, subject to the supervision of the Trustees, provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments and cash equivalents, in accordance with the Fund's investment objectives, policies and restrictions as set forth in this prospectus, the Combined Statement of Additional Information and the resolutions of the Trustees. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. It also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Trustees such periodic or other reports as the Trustees may request.

     During the term of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The advisory services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

THE ADVISORY FEE

     As full compensation for services furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser an advisory fee which increases or decreases based on the total return investment performance of the Fund for the prior twelve-month period relative to the percentage change in the Salomon Brothers High Yield Market Index (the "Index") for the same period (the "Index Return"). A general description of the Index is set forth in Appendix II to this prospectus.


     The advisory fee is paid monthly at an annual rate which varies between 0.35% and 1.15% of the Fund's average daily net assets. The advisory fee is structured so that it will be 0.75% of the Fund's average daily net assets if the Fund's investment performance for the preceding twelve months (net of all fees and expenses, including the advisory fee) equals the Index Return. The advisory fee increases or decreases from the "fulcrum fee" of 0.75% by 4% of the difference between the Fund's investment performance during the preceding twelve months and the Index Return during that period, up to the maximum fee of 1.15% of average daily net assets or down to the minimum fee of 0.35%. The following table shows examples of the advisory fees which would be applicable at the stated levels of the Fund's performance relative to the Index Return for a particular twelve-month period:

                                                                      ADVISORY FEE
              FUND PERFORMANCE                                      (AS % OF AVERAGE
          (NET OF FEES AND EXPENSES)                                  NET ASSETS)
          --------------------------                                ----------------
          Index Return + 10 percentage points or more...........          1.15%
          Index Return +  9.....................................          1.11
          Index Return +  8.....................................          1.07
          Index Return +  7.....................................          1.03
          Index Return +  6.....................................          0.99
          Index Return +  5.....................................          0.95
          Index Return +  4.....................................          0.91
          Index Return +  3.....................................          0.87
          Index Return +  2.....................................          0.83
          Index Return +  1.....................................          0.79
          Index Return    0.....................................          0.75
          Index Return -  1.....................................          0.71
          Index Return -  2.....................................          0.67
          Index Return -  3.....................................          0.63
          Index Return -  4.....................................          0.59
          Index Return -  5.....................................          0.55
          Index Return -  6.....................................          0.51
          Index Return -  7.....................................          0.47
          Index Return -  8.....................................          0.43
          Index Return -  9.....................................          0.39
          Index Return - 10 percentage points or more...........          0.35


     For the fiscal year ended May 31, 1996, the Adviser received an investment advisory fee of $73,369 (0.27%), following certain voluntary waivers. Pursuant to the provisions of the Advisory Agreement, the Adviser was entitled to receive an advisory fee of $95,827 (0.35%) for the fiscal year ended May 31, 1996. Absent this provision in the Advisory Agreement and the voluntary waivers undertaken by the Adviser, the Adviser would have been entitled to receive an advisory fee of $238,006 (0.87%), based on the Fund's performance for the fiscal year ended May 31, 1996, pursuant to the performance schedule above. Under the provisions of the Advisory Agreement, the Adviser is entitled to receive one-twelfth of the performance-related portion of the fee computed for the preceding twelve-month period. At the present time, the Adviser has agreed to waive a portion of its advisory fee so as to confine the Fund's total expenses to 1.60%.



     The advisory fee paid by the Fund may exceed the advisory fees paid by most other investment companies, even if the investment performance of the Fund is less than the Index Return. In addition, the "fulcrum fee" of 0.75% is higher than the fees paid by most other investment companies, although it is not necessarily higher than the fees paid by most fund portfolios having the same investment objectives and policies. Investors may pay higher advisory fees under the performance arrangement even though the Fund's performance may have declined. For example, if the market declined and the Index dropped by 27 percentage points, and the Fund's performance declined by 17 percentage points, the Fund would pay the maximum advisory fee.


THE SUB-ADVISER


     Carillon Advisers, Inc., an Ohio corporation with offices at 1876 Waycross Road, Cincinnati, Ohio 45246, is registered as an investment adviser under the Investment Advisers Act of 1940. The Sub-Adviser is a wholly-owned subsidiary of Union Central Life. Carillon and its affiliates currently act as an investment adviser to the Carillon Group of Mutual Funds, which consist of the Carillon Fund, Inc. and the Carillon Investment Trust.


THE SUB-ADVISORY AGREEMENT



     The Sub-Adviser serves pursuant to an Investment Sub-Advisory Agreement with the Adviser dated September 18, 1996 (the "Sub-Advisory Agreement").


     Under the Sub-Advisory Agreement, Carillon provides, subject to the Adviser's direction, a portion of the investment advisory services for which the Adviser is responsible pursuant to the Advisory Agreement relating to the Fund. The Sub-Adviser provides investment research and advice with respect to securities and investments and cash equivalents in the Fund. Research services provided by the Sub-Adviser include information, analytical reports, computer screening studies, statistical data and factual resumes pertaining to high yield securities. Such supplemental research may be subject to additional analysis by the Adviser.


     Under the Sub-Advisory Agreement, the Sub-Adviser receives from First Summit an annual fee in the amount of $150,000 per year. If the Sub-Adviser renders services to the Adviser under the Sub-Advisory Agreement for a period that is less than twelve months in length, the Sub-Adviser is entitled to a pro-rata portion of such fee, or such other fee as shall be agreed to by the Adviser and the Sub-Adviser, not to exceed the equivalent of the pro-rata portion of such fee. In the event that the amount payable as the Sub-Adviser's fees exceeds the amount of advisory fees paid to the Adviser pursuant to the Advisory Agreement, the difference will be shared equally by the Adviser's general partners, Freeman and Carillon, or paid by the Joint Venture.



     The Sub-Advisory Agreement, which became effective on September 18, 1996, shall continue in effect for two years. It is renewable annually thereafter for successive periods not to exceed one year each (i) by a vote of the Trustees or by a vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) thereof, cast in person at a meeting called for the purpose of voting on such approval.


     The Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days' written notice to the Adviser and Carillon, and by the Adviser or Carillon, upon ninety (90) days' written notice to the other party and the Fund. The Sub-Advisory Agreement shall also terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act, and in the event of any act or event that terminates the Advisory Agreement between the Adviser and the Fund.


     Prior to the implementation of the Sub-Advisory Agreement, the Adviser had entered into an Investment Service Agreement (the "Service Agreement") with the Trust and Union Central Life, which permitted the Adviser to have access to and to utilize Union Central Life's advisory personnel, administrative services, supplies and equipment in the performance of its advisory services and functions under the Advisory Agreement. In consideration for such services, the Adviser paid Union Central Life for the costs, direct or indirect, fairly attributable thereto, but in no event less than $65,000 per year or such other amount as was agreed to by the Adviser and Union Central Life. For the fiscal year ended May 31, 1996, the Adviser paid Union Central Life $65,000 pursuant to the Service Agreement. The Service Agreement was terminated on September 18, 1996.



     A more comprehensive description of the Advisory and Sub-Advisory Agreements is contained in the Combined Statement of Additional Information, and a copy of each Agreement is on file with and may be obtained from the SEC.


                          MANAGEMENT-RELATED SERVICES


     BISYS SERVICE AGREEMENTS. The Trust has entered into three management-related service agreements with affiliates of BISYS Fund Services, Inc., a Delaware corporation which is a wholly owned subsidiary of The BISYS Group, Inc. BISYS Fund Services, Limited Partnership ("BISYS Fund Services"), an Ohio limited partnership of which BISYS Fund Services, Inc. is the General Partner, serves as Administrator of the Fund (the "Administrator"). BISYS Fund Services Ohio, Inc. ("BISYS"), an Ohio corporation and also a wholly-owned subsidiary of The BISYS Group, Inc., serves as Fund Accountant (the "Fund Accountant") and additionally as the Trust's transfer and dividend disbursing agent (the "Transfer Agent"). BISYS Fund Services acts also as the Fund's Distributor or principal underwriter (the "Distributor") (see "Distribution Expenses -- The Distributor").


     Each of the "BISYS Companies" named herein has its principal offices at 3435 Stelzer Road, Columbus, Ohio 43219. The three service agreements between the Trust and the BISYS Companies are described immediately below. They are more fully described in the Combined Statement of Additional Information, and copies of such agreements are on file with and available from the SEC. The Distribution Agreement between the Fund and BISYS Fund Services is described below under the caption "Distribution Expenses -- The Distributor."

     ADMINISTRATOR. Pursuant to a Management and Administration Agreement with the Trust (the "Administration Agreement"), the Administrator, BISYS Fund Services, subject to the direction and control of the Trustees, supervises all aspects of the operation of the Fund except those performed by the Fund's Adviser, custodian, Transfer Agent and Fund Accountant pursuant to their respective agreements with the Trust. The Administrator is obligated to: maintain office facilities for the Trust; furnish statistical and research data, clerical and certain bookkeeping services, and stationary and office supplies; prepare periodic reports to the SEC on Form N-SAR; assist the Trust or its designee in the preparation of, and file, the Fund's federal and state tax returns; assist the Trust in preparing Annual and Semi-Annual Reports to Shareholders and its Registration Statements; and keep and maintain certain financial accounts and records of the Fund. Partners, officers or employees of the Administrator may serve as officers or employees of the Trust, and those who do so will be compensated by the Administrator.


     For services rendered and expenses borne by the Administrator pursuant to the Administration Agreement, the Fund pays the Administrator a fee, computed daily and paid monthly, at the annual rate of .20% of the Fund's average daily net assets. Currently, the Administrator is waiving that portion of such fee which exceeds 0.15%.


     FUND ACCOUNTANT. Pursuant to a Fund Accounting Agreement with the Trust (the "Accounting Agreement"), BISYS, as Fund Accountant, is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund and calculating yield, dividends and capital gains distributions; and preparing security position, transaction and cash position reports.


     For such services, the Fund reimburses the Fund Accountant for all out-of-pocket expenses incurred by it (including all charges for delivery of materials, telephone and other communications expenses, and costs of pricing portfolio securities) and pays it a fee, computed daily and paid monthly, at the annual rate of 0.03% of the Fund's average daily net assets, provided, however, that such fee will not be less than $30,000.


     TRANSFER AGENT. Pursuant to a Transfer Agency Agreement with the Trust (the "Transfer Agency Agreement"), BISYS also acts as the Trust's transfer, dividend disbursing and redemption agent. BISYS provides certain shareholder and other services to the Trust, including: furnishing certain account and transaction information; providing mailing labels for the distribution to Fund shareholders of financial reports, prospectuses, proxy statements and other such materials; providing compliance reports; calculating distribution plan and marketing expenses; and maintaining shareholder account records.

                                 FUND EXPENSES


     Under the Advisory, Administration, Fund Accounting and Transfer Agency Agreements, the Fund pays the service fees of, and/or reimburses certain expenses incurred by, the Adviser, Administrator, Fund Accountant and Transfer Agent. The expenses incurred in the operation of the Fund which are borne by the Fund include: taxes, interest and brokerage fees and commissions, if any; fees and expenses of Trustees who are not partners, officers, directors, shareholders or employees of the Adviser, the Administrator or the Distributor (see "Distribution Plan and The Distributor"); commission fees and state Blue Sky qualification and renewal fees and expenses; custodian fees (see "Custodian"); transfer and dividend disbursing agent's fees; certain insurance premiums; auditing and legal fees and expenses; fund accounting fees including pricing of portfolio securities; costs of maintenance of legal existence; typesetting and printing prospectuses for regulatory purposes and for distribution to current shareholders of the Fund; costs of Trustees' and shareholders' reports and meetings; and any extraordinary expenses.

     LIMITATION ON FUND EXPENSES. If in any fiscal year the aggregate expenses of the Fund (as defined under the securities regulations of any state having jurisdiction over the Trust) exceed the expense limitations of any such state, each of the Adviser and the Administrator will reimburse the Fund for a portion of such excess expenses, such portions being allocated in accordance with the ratio of the fees otherwise payable to each of the Adviser and the Administrator by the Fund under the Advisory and Administration Agreements, respectively. In the event one of the two agreements is not in effect, the party to the other agreement will reimburse the Fund for all excess expenses. The expense reimbursement obligation of each of the Adviser and the Administrator is limited for any fiscal year to the amount of its fees for such fiscal year, unless required otherwise under applicable state securities regulations. Presently, the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of such assets and 1.5% of net assets in excess of $100 million. Excluded from the computation of expenses are taxes, portfolio brokerage commissions, interest, certain litigation and indemnification expenses, extraordinary expenses and certain distribution expenses.

                                NET ASSET VALUE

     The net asset value of Fund shares is determined once daily as of the close of regularly scheduled trading (normally 4:00 p.m., Eastern Standard Time) on the New York Stock Exchange (the "Exchange"), Monday through Friday, except that no determination is required on (i) days on which the Exchange is closed or on which changes in the value of the Fund's securities holdings will not materially affect the current net asset value of the shares of the Fund; (ii) days during which no shares of the Fund are tendered for redemption and no order to purchase or sell such shares is received by the Fund; or (iii) the following business holidays or the days on which such holidays are observed by the Exchange: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of regularly scheduled trading of the Exchange. The values of such securities used in computing the net asset value of Fund shares are generally determined as of such times.

     The net asset value per share of the Fund is computed by adding the sum of the value of the securities held by the Fund plus any cash or other assets it holds, subtracting all its liabilities, and dividing the result by the total number of Fund shares outstanding at such time. Securities which are traded on stock exchanges are valued at the last sales price as of the close of the Exchange, or lacking any sales, at the closing bid prices. Securities traded only in the "over-the-counter" market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the Exchange. Securities and assets for which market quotations are not readily available or not obtained from a pricing service are valued at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees. If approved by the Trustees, the Fund may make use of a pricing service or services in determining the net asset value of the Fund. Debt securities with a remaining maturity of 60 days or less are valued on an amortized cost basis, which the Trustees have determined reflects fair value.

     Each of the Fund's two classes of shares will bear, pro-rata, all of the common expenses of the Fund. The net asset value of all outstanding shares of each class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in the Fund represented by the value of shares of such class, except that the Shares will not incur any of the expenses under the Rule 12b-1 Plan of the Summit High Yield Institutional Service Shares class.


     The different expenses borne by each class of shares will result in different net asset values and dividends. The per share net asset value of the Summit High Yield Shares class will generally be lower than that of the Summit High Yield Institutional Service Shares class of the Fund becasue of the higher expenses borne by the shareholders of the Summit High Yield Shares class. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service expense differential between the classes.


                             DISTRIBUTION EXPENSES

     DISTRIBUTION PLAN. In addition to the sales charge which may be deducted at the time of purchase of Fund shares, the Fund is authorized under the Trust's Distribution and Shareholder Service Plan (the "Plan"), adopted pursuant to Rule 12b-1 (the "Rule") under the 1940 Act, on behalf of Shares to use its assets to finance certain activities relating to the distribution of Shares to investors. The Plan is a "compensation" plan providing for the payment of a fixed percentage of the Shares' average net assets to finance distribution expenses. Under the Plan, the Fund pays monthly to BISYS Fund Services, as its principal underwriter, a distribution fee which may not exceed, on an annual basis, 0.25% of the Shares' average daily net assets.

     On July 7, 1992, the SEC approved amendments to Article III, Section 26 of the NASD Rules of Fair Practice, the NASD's maximum sales charge rule relating to mutual fund shares. The amendments, which took effect July 7, 1993, establish limits on all types of sales charges, whether front-end, deferred or asset-based. These amendments may operate to limit the aggregate distribution fees to which shareholders may be subject under the terms of the Plan. BISYS Fund Services will monitor the Fund for compliance with the amended NASD rule.

     The Plan authorizes BISYS Fund Services to use the distribution fee to pay, or reimburse expenses incurred by, banks, broker-dealers and other institutions which, pursuant to agreements with the Distributor, provide distribution assistance and/or shareholder services including, but not limited to, printing and distributing prospectuses to persons other than shareholders of Shares, printing and distributing advertising and sales literature and reports to shareholders used in connection with selling Shares, furnishing personnel and communications equipment to service shareholder accounts and prospective shareholder inquiries. Such services may be performed by the Distributor or any of its affiliates.

     The Plan provides that so long as it is in effect the selection and nomination of Trustees who are not "interested persons" (as defined in the 1940
Act) of the Trust will be committed to the discretion of the Trustees then in office who are not interested persons of the Trust.

     Neither the Plan nor any related agreements can take effect until approved by a majority vote of both all the Trustees and those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and the related agreements. Such approval of the Plan was obtained on May 24, 1994. The Plan was approved by the sole shareholder of the Fund on May 24, 1994.


     The Plan may not be amended so as to materially increase the amount of the distribution fee unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of the Summit High Yield Shares class of the Fund. In addition, no material amendment may be made unless approved by the Trustees in the manner described above for Trustee approval of the Plan.


     THE DISTRIBUTOR. BISYS Fund Services serves as the Fund's Distributor or principal underwriter (the "Distributor") pursuant to a Distribution Agreement with the Trust (the "Distribution Agreement"). BISYS Fund Services is registered as a broker-dealer under the 1934 Act and is a member of the NASD. The offering of the Fund's shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use appropriate efforts to solicit orders for the sale of Fund shares and undertake such advertising and promotion as it deems reasonable. The Distributor will finance appropriate sales activities which it deems reasonable, including, but not limited to: advertising, compensation of underwriters, dealers and sales personnel, printing and mailing prospectuses to persons other than current Fund shareholders and printing and mailing sales literature. As compensation, the Distributor receives the distribution fee payable pursuant to the Plan (see "Distribution Plan").

     In addition, the Distributor has the right, as principal, to purchase Fund shares at their net asset value and to sell such shares to the public, or to dealers who have entered into selected dealer agreements with the Distributor, in both cases against orders for such shares, at the public offering price (i.e. net asset value plus a maximum sales charge of 4.50%) or, in the case of sales to dealers, at the public offering price less a concession determined by the Distributor which may not exceed the amount of the sales charge or the underwriting discount. (See "How to Purchase Fund Shares -- Share Price and Sales Charges.")

                     UNDERSTANDING PERFORMANCE INFORMATION


     This section should help you understand the terms used to describe performance of both classes of shares of the Fund. You will come across them in shareholder reports you receive from the Fund as well as in advertisements and in the media. Information about a portfolio's performance is based on that portfolio's record up to a certain date and is not intended to indicate future performance.


     "TOTAL RETURN" tells you how much an investment in the Fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Reinvesting distributions means that total return numbers include the effect of compounding, i.e., you receive income and capital gain distributions on a rising number of shares.

     Advertisements for the Fund may include aggregate or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

     "AGGREGATE TOTAL RETURN" is the rate of return on an investment for a specified period before annualizing it. An aggregate return does not indicate how much the value of the investment may have fluctuated between the beginning and the end of the period specified.

     "AVERAGE ANNUAL TOTAL RETURN" is the constant year-by-year return produced by the aggregate return. By smoothing out all the variations in annual performance, it gives you an idea of the investment's annual contribution to your portfolio provided you held it for the entire period in question.

     "YIELD" refers to the advertised or "SEC yield" found by determining the net income per share (as defined by the SEC) earned by the Fund during a 30-day base period, dividing this amount by the per-share price on the last day of the base period, and annualizing the result.


     Further information about the performance of the Summit High Yield Shares class of the Fund is included in the Fund's Annual Report dated May 31, 1996, which may be obtained without charge by contacting the Fund at 1-800-272-3442.


                  4.   INVESTING WITH SUMMIT INVESTMENT TRUST

                             HOW TO PURCHASE SHARES

     Shares are offered continuously for sale directly through the Distributor, BISYS Fund Services, or though securities dealers and banks which have established dealer agreements with the Distributor. You are encouraged to consult a registered financial representative for assistance in making an investment selection.

     The initial purchase of Shares must be at least $1000 with the exception that the initial purchase for a retirement plan account may be made with a minimum of $500. In addition, an account can be established with a minimum of $500 if the account will be receiving periodic, regular investments through a program such as the Automatic Investment Plan (see "Shareholder Services" for a description of this plan).

     The minimum for subsequent investments is $50.

NOTE: The Fund is eligible as a vehicle for a wide range of retirement plans for individuals and institutions, including large and small businesses: IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b) plans. For information on retirement plans, please consult your broker-dealer.

                      GENERAL METHODS OF PURCHASING SHARES

     1. By Mail. To make an initial account purchase, mail a check made or money order payable to "Summit High Yield Fund" with a completed Account Registration Form (copy enclosed with this prospectus) to:

                            Summit Investment Trust
                                  Dept. L-1358
                            Columbus, OH 43260-1358

     To purchase additional Shares for an existing account, please note your account number on the check or money order and return it with an account investment slip to the above address. Account Registration and other account forms may be obtained by calling the Trust at 1-800-272-3442.

     2. By Federal Funds Wire. Shares may be purchased by wire transfer. To obtain instructions for Federal Funds Wire purchases, including the bank account number into which funds are to be wired, please contact the Trust at 1-800-272-3442.


     3. Through a Securities Dealer. You may purchase Shares by contacting a securities dealer having a selected dealer agreement or selling agreement with the Distributor.


     Orders for Shares of the Fund will be assigned the next closing price after receipt of the order by the Distributor. The securities dealer is responsible for transmitting such orders promptly to the Distributor. If the securities dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the dealer.

NOTE: In accordance with the Internal Revenue Service (the "IRS") regulations, the Fund may be required to withhold 31% of all reportable distributions from any account without a certified taxpayer or Social Security number on file. Omission of this information from the Account Registration Form may result in 31% penalty withholding on any taxable dividends, capital gain distributions or share redemptions, including shares redeemed as a result of an exchange.

                         SHARE PRICE AND SALES CHARGES

SHARE PRICE

     The public offering price of the Shares of the Class is the net asset value per share (next determined following receipt of an order), plus a sales charge (expressed as a percentage of the offering price as set forth in the table below). The Fund's Distributor receives this sales charge and may reallow discounts to securities dealers with whom it has agreements and retain the balance over such discounts, and at times the Distributor may reallow the entire sales charge to such dealers. In such circumstances, dealers may be deemed to be underwriters under the 1933 Act. The sales charges and dealer discounts are as follows:

SALES CHARGE

                                                                          CONCESSION TO
                                   PERCENTAGE OF     PERCENTAGE OF        BROKER-DEALER
           AMOUNT OF PURCHASE      THE OFFERING      THE NET AMOUNT      AS A PERCENTAGE
                 PAYMENT               PRICE            INVESTED        OF OFFERING PRICE
          ---------------------    -------------     --------------     -----------------
          Less than $100,000            4.50%              4.71%               4.05%
          $100,000 but less
            than $250,000               3.50%              3.63%               3.15%
          $250,000 but less
            than $500,000               2.25%              2.30%               2.03%
          $500,000 or more                 0%                 0%                  0%

     The Distributor may also pay banks and other financial service firms that provide services for their clients to facilitate transactions in Shares of the Fund a transaction fee up to an amount equal to the greater of the full applicable sales charge or the "Concession to Broker-Dealer as a Percentage of Offering Price" as shown in the above table. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. In addition, state securities laws may differ from federal laws regarding banks and financial institutions which may be required to register under state securities laws as brokers and/or dealers.

     The sales charges set forth in the above table are applicable to purchases made at one time by any investor, which includes: (i) an individual, his or her spouse and children under the age of 21; and (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account. In order to qualify for the lower sales charges keyed to the breakpoints ($100,000; $250,000; and $500,000) set forth in the table, all orders from an investor will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same investor, although such orders may be placed into more than one discrete account which identifies the investor.

REDUCED SALES CHARGES

     Investors may be able to benefit from a reduction or elimination of the sales charge through several purchase plans.

     RIGHT OF ACCUMULATION. Investors may purchase Shares of the Class with a reduced front-end sales charge or without a sales charge if the combined total of the value of the Shares currently being purchased plus the current net asset value of the investor's holdings of Shares exceeds one of the sales charge breakpoints ($100,000; $250,000; and $500,000). The investor must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information, including identification of all share accounts to be considered in exercising the right of accumulation, to permit confirmation of qualification.

     LETTER OF INTENT. Investors may obtain a reduced sales charge or the elimination of the sales charge by means of a written Letter of Intent which establishes a total investment goal in Shares of the Class (which are sold with a sales charge) which is to be achieved within a thirteen-month period and which exceeds one of the Fund's sales charge breakpoints ($100,000; $250,000; and $500,000). The applicable sales charge will be determined in accordance with the total amount to be invested. All Shares previously purchased and still beneficially owned by the investor may, upon written notice to the Transfer Agent, also be included at the current net asset value to reach the above minimums. A Letter of Intent may be executed by checking the appropriate box on the Account Registration Form.

     A Letter of Intent permits a purchaser to achieve a total investment goal by any number of investments over a thirteen-month period. Each investment made during the period will be assessed, as the case may be, the applicable reduced sales charge or no sales charge. Shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent in the name of the purchaser to secure payment of the higher sales charge which may be applicable to the purchase of Shares if the full Letter of Intent amount is not purchased. Dividends on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The effective date of a Letter of Intent may be back-dated up to 30 days, in order that any investments made during this 30-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the stated investment goal is not achieved within the thirteen-month period, the purchaser is required to pay the balance of the full sales charge that would otherwise have applied to the purchases made during this period. If a payment is due under the preceding sentence, it must be made directly to the Distributor within twenty days of notification or, if not paid, the Distributor will liquidate sufficient escrowed Shares to obtain such difference. Additionally, if the total purchases within the thirteen-month period exceed the stated investment goal, an adjustment will be made to reflect further reduced sales charges applicable to such purchases. All such adjustments will be made at the conclusion of the thirteen-month period and in the form of additional shares at the then current applicable public offering price.

     CERTAIN QUALIFIED PURCHASERS. No sales charge is applicable to any Shares purchased through reinvestment of dividends or distributions, to any sale of Shares to a Trustee or officer of the Trust, or to the immediate families (i.e., the spouse and any children under the age of 21) of such persons, or to any full-time employee or registered representative of broker-dealers having dealer agreements with the Distributor ("Selling Broker") and their immediate families (or any trust, pension, profit-sharing or other benefit plan for such persons), or to any orders placed on behalf of other investment companies the securities of which are also distributed by BISYS Fund Services, The BISYS Group, Inc. or their affiliated companies.

     In addition, no sales charge is applicable to any sale to any Union Central Life separate account used to fund tax-qualified variable annuity contracts, or to a director, officer, full-time employee or sales representative of Union Central Life or any of its affiliates, the Adviser or any of its affiliates, or the Distributor or any of its affiliates, or to the immediate families of such persons, or any trust, pension, profit-sharing or other benefit plan for such persons.

     Also, no sales charge will apply to a registered investment adviser purchasing for discretionary accounts, provided such registered adviser executes a Fund load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for Shares purchased directly from the Distributor, without a broker, and is unavailable if the registered adviser is part of an organization principally engaged in the brokerage business.

     In addition, no sales charge will be assessed in connection with certain exchange arrangements made with two no-load money market portfolios described below under "Shareholder Services -- Exchange Privileges."

                              SHAREHOLDER SERVICES

AUTOMATIC INVESTMENT PLAN

     Shareholders who open an account with $500 or more and who wish to make subsequent, regular monthly or quarterly investments in the Fund may establish an Automatic Investment Plan as part of the initial Account Registration or subsequently by submitting an application. Under this plan, the Fund's Transfer Agent will debit the shareholder's designated bank account in the amount specified by the shareholder (which monthly or quarterly amount may not be less than $50). The proceeds will be invested in Shares at the applicable offering price determined on the date of the debit. Participation in the Automatic Investment Plan may be discontinued upon 30 days' written notice to the Transfer Agent, or if a debit is not honored.

TRANSFER OF SHARES

     Shareholders may transfer Shares to family members and others at any time without incurring a sales charge. Shareholders should consult their tax advisor concerning such transfers.

REDEMPTION OF SHARES

     Shareholders may redeem shares in any amount and at any time at the Class' net asset value next determined after the request for redemption is received in proper order by the Fund. The Fund will normally send the proceeds on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days for payment to be made. If the Shares to be redeemed were purchased by check or Automated Clearing House funds, redemption proceeds will be sent upon clearance of the purchase which may involve a delay for 15 days or more. Such delay may be avoided if shares are purchased by wire transfer of federal funds.

EXCHANGE PRIVILEGES


     Shares of the Fund may be exchanged for shares of two no-load money market portfolios of The ARCH Fund, Inc., namely, the ARCH Money Market Portfolio and the ARCH Treasury Money Market Portfolio (the "Money Market Funds"). The ARCH Fund, Inc. is an investment company for which BISYS Fund Services also serves as the distributor. Exchanges are not currently permitted between the classes of shares of the Fund. Since shares of the Money Market Funds may be purchased at no load, purchases of Shares made by redeeming shares of the Money Market Funds will be subject to the sales charge applicable to an initial purchase of Shares (see "Sales Price and Sales Charges" above). However, shareholders exchanging shares of the Money Market Funds that were acquired through a previous exchange of Shares on which a sales charge was paid will not be required to pay an additional sales charge upon reinvestment of those shares into Shares. Under such circumstances, the shareholder must notify the Distributor that a sales charge was originally paid and provide the Distributor with sufficient information to permit confirmation of the shareholder's right not to pay a sales charge.


     Exchanges are regarded as sales for federal and state income tax purposes and could result in a gain or loss, depending on the original cost of shares exchanged. If the exchanged shares were acquired within the previous 90 days, the gain or loss may have to be computed without regard to any sales charges incurred on the exchanged shares (except to the extent those sales charges exceed the sales charges waived in connection with the exchange). The terms of the foregoing exchange privilege are subject to change and the privilege may be terminated on 60 days' written notice to shareholders. The exchange privilege is only available where the exchange may legally be made.


                      GENERAL METHODS OF REDEEMING SHARES


     1. By Mail. You may redeem Shares by mail by sending a written request for the redemption to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219. The Transfer Agent may require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the 1934 Act. The Transfer Agent reserves the right to reject any signature guarantee if: (1) it has reason to believe that the signature is not genuine; (2) it has reason to believe that the transaction would otherwise be improper; or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record and (2) the redemption check is mailed to the shareholder(s) at the address of record or the proceeds are either mailed or wired to a commercial bank account previously designated on the account registration form. There is no charge for having redemption requests mailed to a designated bank account.


     2. Through a Securities Dealer. You may sell your Shares by contacting a securities dealer having a dealer or selling agreement with the Distributor. (See "General -- Repurchase of Shares" in the Combined Statement of Additional Information for more details.) The dealer may assess a nominal fee for this service.

MINIMUM ACCOUNT BALANCE

     The Trust reserves the right to involuntarily redeem your account any time the value of your account falls below $300 as a result of redemption. You will be notified in writing prior to the redemption and be allowed 60 days to make additional investments before the redemption is processed.

REDEMPTION IN KIND

     The Trustees reserve the right to redeem proceeds in whole or in part by a distribution in kind of marketable securities held by the Fund. See
"General -- Redemption in Kind" in the Combined Statement of Additional Information for more details.

                       ADDITIONAL SHAREHOLDER PRIVILEGES

     CERTAIN PRIVILEGES LISTED IN THIS SECTION MAY NOT BE OFFERED BY THE FUND IF YOU HOLD SHARES IN THE "STREET NAME" OF A FINANCIAL INSTITUTION, OR IF THE ACCOUNT IS NETWORKED THROUGH NATIONAL SECURITIES CLEARING CORPORATION (NSCC).

AUTOMATIC WITHDRAWAL PLAN

     You may establish a plan for redemptions to be made automatically at monthly or quarterly intervals with payments sent directly to you or to persons designated by you as recipients of the withdrawals. Requests for this service not made on the initial application require signature guarantees unless the payments are to be made to you and mailed to the address of record on your account. You are required to maintain a minimum account value of $10,000 at all times, and the minimum withdrawal amount is $100. Maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional Shares may be disadvantageous to you because of the sales charge on certain purchases.

     The redemptions will occur on or about the 25th day of the month and the checks will generally be mailed within two days after the redemption occurs. No redemption will occur if the account balance falls below the amount required to meet the requested withdrawal amount. This service may be terminated at any time, and the Distributor reserves the right to initiate a fee upon 30 days' written notice to the shareholder.

TELEPHONE TRANSACTIONS

     Shareholders are permitted to request exchanges and/or redemptions by telephone. The Trust will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. To be permitted to request an exchange or redemption by telephone, a shareholder must elect the option on the Account Registration Form. (If a shareholder does not initially elect an option on the Account Registration Form, the shareholder may request authorization by executing an appropriate authorization form provided by the Trust upon request.) The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may only be liable for any losses due to unauthorized or fraudulent instructions where it fails to employ its procedures properly. Such procedures include the following. Upon telephoning a request, shareholders will be asked to provide their account number and, if not available, their social security number. For the shareholders' and the Trust's protection, all conversations with shareholders will be tape recorded. All telephone transactions will be followed by a confirmation statement of the transaction. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, investors may mail their requests to the Trust.

     Telephone Exchanges. You may authorize your account for telephone exchanges by completing the appropriate portion of the Account Registration Form. By electing this option you may exchange Shares by calling the Fund. Requests will be processed in the same day as receipt of the telephone call if the request is made before the close of regularly scheduled trading on the Exchange (normally, 4:00 p.m. Eastern Standard Time).



     Telephone Redemptions. You may request the option to redeem Shares by telephone by completing the appropriate portion of the Account Registration Form. In order to obtain that day's closing net asset value on the redemption, the telephone call must be received by the Trust prior to the close of regularly scheduled trading on the Exchange (normally, 4:00 p.m. Eastern Standard Time).


     Payment for Shares will be made by federal wire or by mail as specified by you on the Application. Payment will normally be sent on the business day following the date of receipt of the request. Payment by wire to your bank account must be in amounts of $1,000 or more. Although the Fund does not assess a charge for wire transfers, your bank may assess a charge for the transaction. Payments by mail may only be sent to your account address of record and may only be payable to the registered owner(s).

                            DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS:


     The Fund declares and pays income dividends monthly. If the Fund has net capital gains (after subtracting any capital losses) they are declared and paid at least annually. Dividend and capital gain distributions are reinvested in additional Shares of the class unless you select another option on your Account Registration Form.


TAX INFORMATION:

     You should be aware of the possible tax consequences when the Fund makes a distribution to your account, or when you sell Shares. In addition to federal taxes, you may also be subject to state taxes. No attempt is here made to discuss state tax consequences, and accordingly you should consult your own tax adviser. Note: The following summary does not apply to retirement accounts, such as IRAs or Keoghs, which are tax-deferred until you withdraw money from them.

     TAXES ON FUND DISTRIBUTIONS. In January, the Trust will send you information indicating the federal tax status of dividends and capital gain distributions in your Fund account.

     The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and will distribute substantially all of its net income and gains to shareholders. All distributions are taxable to shareholders for the year in which they were paid. The only exception is that distributions declared during the last three months of the year and paid in January are taxed as though they were paid by December 31.

     Distributions are taxable whether reinvested in additional Shares of the class or received in cash.

     Distributions from net income and short-term capital gains are taxable as ordinary income, and long-term capital gains are taxable at the applicable rate for long-term capital gains. The gain is long- or short-term depending on how long the Fund held the securities, not how long you held shares in the Fund.

     BUYING A DIVIDEND. On the record date for a distribution from capital gains, the Fund's share price is reduced by the amount of the distribution. If Shares are bought immediately before the record date ("buying a dividend"), you will pay the full price for the Shares. You will receive a portion of the Shares' price back as a taxable distribution. A similar result may occur with regard to distributions from net income.

     TAXES ON YOUR FUND TRANSACTIONS. When you sell Shares in the Fund, you may realize a gain or loss. An exchange from one fund to another is treated as a sale for tax purposes. In January, the Trust will send you information indicating the date and amount of each sale of Shares that you made during the prior year. A copy is filed with the IRS.

     You may calculate the cost basis of the Shares you sold using the average cost of the Shares or other methods acceptable to the IRS, such as "specific identification." To help you maintain accurate records, we send you a confirmation immediately following each transaction you make and a year-end statement detailing all your transactions during the year.

     At year-end the Trust will also send you any additional information you need to determine your taxes, such as the sources of Fund income.

                    OBTAINING INFORMATION ON YOUR INVESTMENT

CONFIRMATION OF SHARE TRANSACTIONS AND DIVIDEND PAYMENTS

     Every shareholder will receive a confirmation of each new transaction in his or her Fund account. The Trust will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of an Automatic Withdrawal Plan or an Automatic Investment Plan. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

SHAREHOLDER INQUIRIES

     Please direct any questions or requests that you may have concerning the Trust or your Fund account by writing to Summit Investment Trust, 3435 Stelzer Road, Columbus, OH 43219, or by calling the Trust at 1-800-272-3442.

                            OTHER CLASSES OF SHARES


     In addition to offering the Summit High Yield Shares class, the Fund also offers the Summit High Yield Institutional Service Shares class, which is described in a separate prospectus relating to that class of shares and is available for purchase by institutional investors. Shares of the Summit High Yield Institutional Service High Yield Shares class are subject to a 12b-1 fee, which may affect the performance of the class. To obtain a prospectus for the class, or to obtain other information, contact BISYS Fund Services by writing to the address or by calling the telephone number listed on the cover of this prospectus.

                                   APPENDIX I

                                  BOND RATINGS


     The following is a description of the bond rating categories of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("Standard & Poor's") and Fitch Investors Service, Inc. ("Fitch"):


MOODY'S CORPORATE BOND RATINGS

     Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Moody's also supplies numerical indicators 1, 2, 3 to rating categories.

STANDARD & POOR'S CORPORATE BOND RATINGS

     AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

     BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

FITCH CORPORATE BOND RATINGS

     AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB - Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B - Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC - Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC - Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C - Bonds are in imminent default in payment of interest or principal.


     DDD-DD- and D - Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.


     Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

                                  APPENDIX II

          DESCRIPTION OF THE SALOMON BROTHERS HIGH YIELD MARKET INDEX

     The Salomon Brothers High Yield Market Index (the "Index") is an index of high yield corporate debt securities, which at May 31, 1996, included 1,013 issues with an aggregate par value of $200.9 billion and an aggregate market value of $193.8 billion. The securities comprising the Index include all public, nonconvertible high yield issues which are rated by at least one rating agency as below investment grade (BB or less) or which are unrated but of below investment grade quality. Other criteria include issue size of at least $50 million, at least one year remaining to maturity, and issues must be considered "current pay" (not in default). Securities issued as investment grade securities but which subsequently are reduced to a rating below investment grade are included in the Index subject to the same criteria. All securities that go into default after inclusion in the Index are deleted from the Index. All additions to and deletions from the Index occur after month-end and are made at market prices. On May 31, 1996, of the 1,013 issues comprising the Index, 941 (91.9% of market value) were cash paying issues not in default and 72 issues (8.1% of market value) were zero-coupon, deferred interest or step-up coupons not in default. The Index is calculated and published monthly by Salomon Brothers Fixed Income Index Group.

                               TABLE OF CONTENTS


RISK FACTORS - SPECIAL SUMMARY................    2
1.   ABOUT THE SUMMIT HIGH YIELD FUND.........    4
     Transaction Costs and Fund Expenses......    4
     Financial Highlights.....................    6
     Fund and Market Characteristics/Risk
     Factors..................................    7
2.   INVESTMENT POLICIES, PRACTICES AND
     RISKS....................................    8
     Types of Portfolio Securities............    9
     Types of Fund Management Practices.......   15
3.   THE TRUST AND THE FUND...................   19
     Organization of the Trust and the Fund...   19
     Management of the Trust and the Fund.....   20
     Management-Related Services..............   24
     Fund Expenses............................   25
     Net Asset Value..........................   26
     Distribution Expenses....................   27
     Understanding Performance Information....   28
4.   INVESTING WITH SUMMIT INVESTMENT TRUST...   29
     How to Purchase Shares...................   29
     General Methods of Purchasing Shares.....   30
     Share Price and Sales Charges............   30
     Shareholder Services.....................   33
     General Methods of Redeeming Shares......   34
     Additional Shareholder Privileges........   35
     Distributions and Taxes..................   36
     Obtaining Information on Your
     Investment...............................   38
     Other Classes of Shares..................   38
APPENDIX I -- Bond Ratings....................   39
APPENDIX II -- Description of The Salomon Brothers
     High Yield Market Index..................   41


                          ----------------------------


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S COMBINED STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE TRUST, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND, THE TRUST OR THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                          ----------------------------

DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

               -------------------------------------------------

                                   MANAGED BY
                        FIRST SUMMIT CAPITAL MANAGEMENT

               -------------------------------------------------

                             SUMMIT HIGH YIELD FUND

                         SUMMIT HIGH YIELD SHARES CLASS

               -------------------------------------------------
                        PROSPECTUS AS OF OCTOBER 1, 1996

ITEM                                                         PROSPECTUS HEADING
 NO.                                                 (RULE 495(c) CROSS REFERENCE)
----                                                 -----------------------------
7.       Purchase of Securities Being Offered.       SUMMIT HIGH YIELD SHARES: Investing with Summit Investment
                                                     Trust --- How to Purchase Shares; Investing with Summit
                                                     Investment Trust --- Share Price and Sales Charges; The
                                                     Trust and the Fund --- Distribution Expenses; Investing with
                                                     Summit Investment Trust --Shareholder Services; Investing
                                                     with Summit Investment Trust --- Additional Shareholder
                                                     Privileges; The Trust and the Fund --- Net Asset Value.

                                                     SUMMIT HIGH YIELD INSTITUTIONAL SERVICE SHARES: Investing
                                                     with Summit Investment Trust --- How to Purchase
                                                     Institutional Service Shares; Investing with Summit
                                                     Investment Trust --- Share Price; The Trust and the Fund --
                                                     Distribution Expenses; Investing with Summit Investment
                                                     Trust --- Shareholder Services; Investing with Summit
                                                     Investment Trust --- Additional Shareholder Privileges; The
                                                     Trust and the Fund --- Net Asset Value.

8.       Redemption or Repurchase.                   SUMMIT HIGH YIELD SHARES:  Investing with Summit
                                                     Investment Trust --- Share Price and Sales Charges;
                                                     Investing with Summit Investment Trust --- General
                                                     Methods of Redeeming Shares; Investing with Summit
                                                     Investment Trust --- Shareholder Services; Investing with
                                                     Summit Investment Trust --- Additional Shareholder
                                                     Privileges.

                                                     SUMMIT HIGH YIELD INSTITUTIONAL SERVICE SHARES: Investing
                                                     with Summit Investment Trust --- Share Price; Investing with
                                                     Summit Investment Trust --- General Methods of Redeeming
                                                     Shares; Investing with Summit Investment Trust ---
                                                     Shareholder Services; Investing with Summit Investment Trust
                                                     --- Additional Shareholder Privileges.

9.       Pending Legal Proceedings.                  SUMMIT HIGH YIELD SHARES AND SUMMIT HIGH YIELD
                                                     INSTITUTIONAL SERVICE SHARES:  Not Applicable.

PART B.  INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION.

10.      Cover Page.                                 SUMMIT HIGH YIELD SHARES AND SUMMIT HIGH YIELD
                                                     INSTITUTIONAL SERVICE SHARES:  Cover Page.

11.      Table of Contents.                          SUMMIT HIGH YIELD SHARES AND SUMMIT HIGH YIELD
                                                     INSTITUTIONAL SERVICE SHARES:  Table of Contents.

12.      General Information and History.            SUMMIT HIGH YIELD SHARES AND SUMMIT HIGH YIELD
                                                     INSTITUTIONAL SERVICE SHARES:  General Information.

13.      Investment Objectives and Policies.         SUMMIT HIGH YIELD SHARES:  Investment Objectives and
                                                     Policies; Risk Factors; Investment Program; Investment
                                                     Restrictions; Portfolio Transactions.

PROSPECTUS
                             SUMMIT HIGH YIELD FUND

              SUMMIT HIGH YIELD INSTITUTIONAL SERVICE SHARES CLASS

       SUMMIT INVESTMENT TRUST - 3435 STELZER ROAD - COLUMBUS, OH 43219 -
                                 1-800-272-3442


    Summit Investment Trust (the "Trust") is organized as an open-end, management investment company (a mutual fund). The Trust is authorized to provide a range of investment objectives through a series of separate investment portfolios or funds. This prospectus relates to the Summit High Yield Institutional Service Shares class ("Institutional Service Shares") of the SUMMIT HIGH YIELD FUND (the "Fund"), a diversified investment portfolio of the Trust. The Fund also offers, by means of a separate prospectus, a retail class of shares. The Fund is the only portfolio of the Trust currently available.


                               FACTS AT A GLANCE
INVESTMENT OBJECTIVES:
    High current income with capital appreciation a secondary goal. As with any mutual fund, there is no assurance that the Fund will achieve its objectives.
STRATEGY:
    Investing primarily in lower-quality, intermediate to long-term corporate bonds, often called "high yield" or "junk" bonds. The portfolio will be actively managed to take advantage of relative values of various issuers and industry sectors of the high yield market. Emphasis will be given to issuers and sectors whose credit fundamentals and technical trading factors provide attractive risk reward characteristics.
RISKS OF JUNK BONDS:
    The Fund may invest up to 100% of its assets in lower-rated, or "junk" bonds, that entail greater risks, including default risks, than those found in higher-rated securities. The Fund may also invest in lower-rated foreign debt securities that entail special additional risks. Investors should carefully consider these risks before investing. See "Risk Factors," "Fund and Market Characteristics/Risk Factors," "Foreign Sovereign Debt Securities" and "Foreign Securities" in this prospectus and "Special Risks of Investing in 'Junk Bonds'," "Foreign Sovereign Debt Securities" and "Foreign Securities" in the Combined Statement of Additional Information. An investment in the Fund should be considered speculative.
INVESTOR PROFILE:
    A risk-oriented investor seeking the highest level of current income, paid monthly, who is willing to accept the possibility of significant fluctuations in principal value. The Fund should represent only a portion of such an investor's overall investment program, not the only investment. When sold, Fund shares may be worth more or less than when purchased.
FEES AND CHARGES:
    Institutional Service Shares are offered to qualified purchasers (i.e. primarily institutional investors as described under "Organization of the Trust and the Fund") at their net asset value. The Fund pays various advisory, service and distribution fees.

    Minimum Investment: $100,000 minimum for initial investments; however, this amount may be waived for certain classes of purchasers described under "How to Purchase Institutional Service Shares."
INVESTMENT ADVISER/FUND ADMINISTRATOR:
    First Summit Capital Management ("FSCM" or the "Adviser") is the investment adviser to the Fund. The Administrator of the Fund is BISYS Fund Services, Limited Partnership ("BISYS Fund Services" or the "Administrator").
                            ------------------------

    Shares of the Trust are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves investment risk, including the possible loss of principal.
                            ------------------------


    This prospectus sets forth information you should know before making an investment decision. You should read this prospectus and keep it for future reference. A Combined Statement of Additional Information about the Fund, dated October 1, 1996, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in this prospectus. To obtain a free copy, write the Trust at the above address or call 1-800-272-3442.


    The Fund also offers an additional class of shares, the Summit High Yield Shares, which is designed for purchase by retail investors. A prospectus for the Summit High Yield Shares class can be obtained by writing to BISYS Fund Services at the above address or by calling the above telephone number.
                            ------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The date of this prospectus is October 1, 1996.

                        RISK FACTORS -- SPECIAL SUMMARY


     Because of its investment policies, the Fund may not be suitable or appropriate for all investors. The Fund is designed for long-term investors who can accept the risks entailed in seeking a high level of current income available from investments in intermediate to long-term, high yield, medium and lower-quality, fixed income securities. Investors should carefully consider these risks before investing.


SPECIAL RISKS OF INVESTING IN "JUNK BONDS"


     The Fund may invest up to 100% of its assets in lower-rated, or "junk" bonds that entail greater risks, including default risks, than those found in higher-rated securities. The following special considerations are additional risk factors associated with the Fund's investments in lower-rated debt securities known as "junk bonds".


     YOUTH AND GROWTH OF THE LOWER-RATED DEBT SECURITIES MARKET. The market for lower-rated debt securities is relatively new and its growth has paralleled a long economic expansion. Past experience may not, therefore, provide an accurate indication of future performance of this market, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower-rated debt securities in the Fund's portfolio, the Fund's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional funding, than on higher-rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher-rated securities. An investment in the Fund is more speculative than investment in shares of a fund which invests only in higher-rated debt securities.

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The prices of lower-rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher-rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower-rated debt securities structured as zero-coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

     LIQUIDITY AND VALUATION. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Non-rated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make non-rated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly-traded market. To the extent the Fund owns or may acquire illiquid or restricted lower-rated securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of debt securities which the Fund owns will affect its net asset value per share. If market quotations are not readily available for the Fund's lower-rated or non-rated securities, these securities will be valued by a method that the Board of Trustees (the "Trustees") believes accurately reflects fair value. Judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

     TAXATION. Special tax considerations are associated with investing in lower-rated debt securities structured as zero-coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

     PAYMENT EXPECTATIONS. High yielding, fixed-income securities frequently have call or buy-back features which permit an issuer to call or repurchase the securities from the Fund. Although such securities are typically not callable for a period from three to five years after their issuance, if a call were exercised by the issuer during periods of declining interest rates, the Fund would likely have to replace such called securities with lower-yielding securities, thus decreasing the net investment income to the Fund and dividends to shareholders. The premature disposition of a high yielding security due to a call or buy-back feature, the deterioration of the issuer's creditworthiness, or a default may also make it more difficult for the Fund to manage the timing of its receipt of income, which may have tax implications.

     LEGISLATIVE PROPOSALS. There are a variety of legislative actions which have been taken or which are considered from time to time by the United States Congress which could adversely affect the market for high yield bonds. For example, Congressional legislation limited the deductibility of interest paid on certain high yield bonds used to finance corporate acquisitions. Also, Congressional legislation has, with some exceptions, generally prohibited federally-insured savings banks from investing in high yield securities. Regulatory actions have also effected the high yield market. For example, many insurance companies have restricted or eliminated their purchases of high yield bonds as a result of, among other factors, actions taken by the National Association of Insurance Commissioners. If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high yield issues, could reduce the number of new high yield securities being issued and could make it more difficult for the Fund to attain its investment objectives.

OTHER RISKS

     The Fund may invest in derivative securities, such as mortgage-backed and asset-backed securities and options and futures contracts. For risks relating to investing in foreign securities and futures contracts and options, see "Fund and Market Characteristics/Risk Factors," "Foreign Sovereign Debt Securities" and "Foreign Securities" in this prospectus, and "Special Risks of Investing in 'Junk Bonds'," "Foreign Sovereign Debt Securities" and "Foreign Securities" in the Combined Statement of Additional Information. Risks associated with certain investment policies are discussed in the prospectus under the caption "Investment Policies, Practices and Risks." The Fund and the Adviser were organized in 1994.

                     1.   ABOUT THE SUMMIT HIGH YIELD FUND

                      TRANSACTION COSTS AND FUND EXPENSES


     The Institutional Service Shares of the Fund are sold subject to Rule 12b-1 distribution fees and the other expenses of the Fund's operation as set forth in the following table:


                                   FEE TABLE


INSTITUTIONAL SERVICE SHARES CLASS TRANSACTION EXPENSES


          Maximum Sales Load Imposed on Purchases (as a percentage of
            offering price).................................................   None
          Maximum Sales Load Imposed on Reinvested Dividends (as a
            percentage of offering price)...................................   None
          Redemption Fees (as a percentage of amount redeemed, if
            applicable).....................................................   None
          Exchange Fee......................................................   None

ANNUAL INSTITUTIONAL SERVICE SHARES CLASS OPERATING EXPENSES
(As percentage of projected average net assets)

          Management Fees...................................................   0.35%(1)
          12b-1 Fees........................................................   0.25%
          Other Administrative and Servicing Costs..........................   1.00%
          Total Institutional Service Shares Operating Expenses.............   1.60%

---------------


(1) This fee may vary between 0.35% and 1.15%; however, the Adviser has agreed to waive a portion of its advisory fee to limit the Fund's total expenses to 1.60%. (See "Management of the Trust and the Fund -- The Advisory Fee.")



     The foregoing "Fee Table" should help you understand the kinds of expenses you will bear directly or indirectly as a Fund shareholder. "Institutional Service Shares Class Transaction Expenses" shows what you pay as direct costs in buying Institutional Service Shares in the Fund. Because a portion of the 12b-1 fees is considered an asset-based sales charge by the National Association of Securities Dealers, Inc. ("NASD"), long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD. The "Other Administrative and Servicing Costs" fees are derived from those costs incurred by the Summit High Yield Shares class of the Fund, since the Institutional Service Shares of the Fund were not offered to the public prior to January 19, 1996. "Annual Institutional Service Shares Operating Expenses" provides an estimate of how much it will cost to operate the Institutional Service Shares of the Fund for one year. These are costs paid indirectly by holders of the Institutional Service Shares because they are deducted from the Fund's total assets before the daily share price is calculated and before dividends and other distributions are made.

EXAMPLE:

                                                                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                 ------    -------    -------    --------
You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end
  of each time period:.........................................   $ 16       $50        $87        $190

     The Example should not be considered a representation of past or future expenses. Actual Fund expenses may be higher or lower than those shown.

The "Annual Institutional Service Shares Operating Expenses" set forth above are:


     -- MANAGEMENT FEE: the percent of Fund assets paid to the Fund's investment adviser; this fee is a performance fee which is based on the performance of the Fund in relation to the change in the Salomon Brothers High Yield Market Index; the fee may be as high as 1.15% or as low as 0.35% annually; for the fiscal year ended May 31, 1996, the Fund paid a management fee of 0.27%, absent waivers the Fund paid a management fee of 0.87%.


     -- MARKETING OR DISTRIBUTION FEES: an annual charge ("12b-1 Fee") to existing shareholders to defray the cost of selling Institutional Service Shares to new shareholders; and

     -- "OTHER" ADMINISTRATIVE EXPENSES: primarily the administration of the Fund, the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and custodial services.

     For further details on Fund expenses, see "Management of the Trust and the Fund -- The Advisory Fee," "Management of the Trust and the Fund -- The Sub-Advisory Fee," "Management-Related Services" and "Distribution Expenses."

                              FINANCIAL HIGHLIGHTS

                             SUMMIT HIGH YIELD FUND
         For a share of each class outstanding throughout each period.


                                                                            SUMMIT HIGH YIELD
                                                                      INSTITUTIONAL SERVICE CLASS*
                                                                      -----------------------------
                                                                      INSTITUTIONAL
                                                                       SERVICE
                                                                        SHARES      FOR THE PERIOD
                                                                      ----------         FROM
                                                                      YEAR ENDED     JUNE 27, 1994
                                                                       MAY 31,            TO
                      YEAR ENDED MAY 31, 1996                          1996(D)      MAY 31, 1995(A)
-------------------------------------------------------------------   ----------    ---------------
NET ASSET VALUE, BEGINNING OF PERIOD...............................     $10.59          $ 10.00
                                                                      ----------    ---------------
INVESTMENT ACTIVITIES:
     Net investment income.........................................       0.40             0.83
     Net realized and unrealized gains (losses) on investments.....       0.47             0.11
                                                                      ----------    ---------------
     Total from Investment Activities..............................       0.87             0.94
                                                                      ----------    ---------------
DISTRIBUTIONS:
     Net investment income.........................................      (0.40)           (0.83)
     In excess of net investment income............................      (0.03)
     Net realized gains............................................       0.00             0.00
                                                                      ----------    ---------------
     Total Distributions...........................................      (0.43)           (0.83)
                                                                      ----------    ---------------
     NET ASSET VALUE, END OF PERIOD................................     $11.03          $ 10.11
                                                                      ========      ============
     Total Return (excludes sales charges).........................      20.16%            9.97%(b)
RATIOS/SUPPLEMENTAL DATA
     Net Assets at end of period (000).............................     $1,773          $27,676
     Ratio of expenses to average net assets.......................       1.52%            1.56%(c)
     Ratio of net investment income to average net assets..........       9.86%            9.13%(c)
     Ratio of expenses to average net assets*......................       2.76%            1.61%(c)
     Ratio of net investment income to average net assets*.........       8.62%            9.08%(c)
     Portfolio turnover............................................     187.61%          158.36%


---------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

        (a) Period from commencement of operations.

        (b) Not annualized.

        (c) Annualized.


        (d) On January 19, 1996, the Fund began offering a second class of shares and designated such shares as "Institutional Service" shares.

                  FUND AND MARKET CHARACTERISTICS/RISK FACTORS

WHAT IS A HIGH YIELD OR "JUNK" BOND?

     A bond that is rated "Ba" or lower by Moody's, "BB" or lower by Standard & Poor's, or comparably rated by another rating agency ("NRSRO") (or an unrated bond of similar quality), because it is believed to represent greater risk of default than more creditworthy bonds -- hence the term "junk bond." (Default is the failure to make timely interest or principal payments.) To compensate an investor for this risk, these bonds must offer high yields. The market for high risk, high yield debt securities is relatively new and its growth has paralleled a long economic expansion. Past experience may not, therefore, provide an accurate indication of future performance of this market, particularly during periods of economic recession. An investment in the Fund is more speculative than investment in a fund investing only in higher-rated debt securities.

     The debt security ratings of several NRSROs are set forth in Appendix I to this prospectus.

WHO ISSUES HIGH YIELD BONDS?

     Typically, corporations in one of several categories: small and medium-size companies that lack the history or capital strength to merit "investment-grade" status; former blue-chip companies that have been downgraded due to financial difficulties; companies electing to borrow heavily to finance (or avoid) a takeover or buyout; and highly indebted ("leveraged") companies seeking to refinance their debt at lower rates. With high yield securities, there is a greater possibility of a default or the bankruptcy of the issuer, circumstances that might increase the expenses of the Fund in seeking recovery from such an issuer.

DOES THE FUND INVEST ONLY IN HIGH YIELD BONDS?

     No, but such bonds will generally represent a significant portion of the Fund's assets. The portfolio may also include loan participations, convertible securities -- preferred stocks and bonds which may be converted at some future point into common stock -- and substantial holdings of foreign securities. When, in the opinion of the Adviser, market or economic conditions warrant a temporary defensive posture, the Fund may place all or a portion of its assets in high grade, fixed-income securities, short-term debt obligations or cash.

WHY SHOULD THE INVESTOR IN THIS FUND BE PREPARED FOR GREATER PRICE SWINGS THAN IN HIGH QUALITY BOND FUNDS?

For two main reasons:

     Greater credit risk. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings and their bonds are often viewed as speculative investments. High yield bond issuers are more vulnerable to real or perceived business setbacks and to changes in the economy, such as a recession or an increase in interest rates, that might impair their ability to make timely interest and principal payments and thus adversely affect the value of their securities held by the Fund. As a result, the Fund will rely heavily on proprietary credit research and experienced portfolio management when selecting investments. (See "Management of the Trust and the Fund -- Portfolio Managers.")

     Reduced market liquidity. The junk bond market is generally less "liquid" than the market for higher quality bonds, meaning that there may be no public market or only inactive trading markets for some of the securities in which the Fund invests. Large purchases or sales of certain issues may thus cause significant changes in their prices, and the Fund may be required to retain certain investments for indefinite periods or sell them at substantial losses. A lack of liquidity or low trading volume also means that judgement may play a significant role in valuing the securities.

HOW MIGHT INTEREST RATES AND THE FUND'S AVERAGE MATURITY AFFECT ITS PRICE?

     The Fund's average maturity (expected to be in the 5 to 10-year range, although it may vary if market conditions warrant) makes its share price more sensitive to broad changes in interest rate movements than shorter-term bond funds. In comparison to higher quality bond funds having a similar average maturity, the Fund's share price is likely to be more sensitive to credit conditions and somewhat less sensitive to interest rate changes.

HOW DO SHARE PRICE CHANGES AFFECT OVERALL RETURN?

     Your total return for any given period has two parts:

     Income, which will always be positive, and

     Change in share price, which can be positive or negative. For example, if the Fund's income return was 10% during a year, and the price declined 15%, your total return would be approximately -5%. A price increase of 5% would have given you a return of approximately 15%. Always remember that the Fund's yield does not indicate its total return. (Also see "Understanding Performance Information.")

HOW DOES THE FUND ADDRESS THE SPECIAL RISKS OF HIGH YIELD BOND INVESTING?

     The Fund employs a number of approaches which may mitigate, but cannot eliminate, risk: (1) thorough credit research; (2) technical analysis of trading and ownership patterns of targeted securities; (3) extensive diversification, intended to limit the Fund's exposure to any one industry, issuer or category of issuer or security; and (4) detailed analysis of contractual obligations to lenders relating to specific securities.

                 2.   INVESTMENT POLICIES, PRACTICES AND RISKS

     This section takes a detailed look at the types of securities the Fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. Certain FUNDAMENTAL POLICIES and current OPERATING POLICIES of the Fund are noted where applicable. The Fund's FUNDAMENTAL POLICIES (as with its investment objectives stated on page 1) may not be changed without shareholder approval. Such approval requires a vote of the lesser of: (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. The Fund's OPERATING POLICIES can be changed by the Trustees without shareholder approval. Unless otherwise specified, the investment program and restrictions of the Fund are not fundamental policies.

     The Fund's investment program is subject to further restrictions and risks described in the Fund's Combined Statement of Additional Information. Certain of those restrictions are fundamental policies.

Reference should be made to the discussion under "Investment Restrictions" in the Combined Statement of Additional Information.

                         TYPES OF PORTFOLIO SECURITIES

     As an operating policy, the Fund seeks to meet its investment objectives of high income and, secondarily, capital appreciation by investing its assets in a widely diversified portfolio consisting primarily of high yield bonds, loan participations, convertible securities and preferred stocks. Under normal circumstances, at least 65% of the Fund's total assets will be invested in high yield securities. These and the other securities the Fund may purchase are described below. The Fund is allowed to buy securities on a when-issued basis.

          FUNDAMENTAL POLICY: The Fund will not purchase securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, it would own more than 10% of the outstanding voting securities of any issuer or have more than 5% of its total assets invested in the securities of a single issuer, except that up to 25% of the Fund's total assets may be invested without regard to these restrictions.

DEBT SECURITIES

     BONDS. A bond is an interest-bearing debt security issued by a corporation or governmental unit. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date. An issuer may have the right to redeem or "call" a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates.

     While the bond's annual interest income, established by the coupon rate, may be fixed for the life of the bond, its yield (income as a percent of current price) will reflect current interest rate levels. The bond's price rises and falls so that its yield remains reflective of current market conditions. Therefore, bond prices usually rise when interest rates fall, and vice versa. High yield bond prices are less directly responsive to interest rate changes than investment-grade issues and may not always follow this pattern.

     Bonds may be secured (backed by specified collateral) or unsecured (backed by the issuer's general creditworthiness). Most high yield "junk" bonds are unsecured.

     Bond Ratings and High Yield Bonds. Larger bond issues are evaluated by NRSROs such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. Other things being equal, lower-rated bonds have higher yields due to greater risk. "High yield" or "junk" bonds are those rated below "Baa" by Moody's or "BBB" by Standard & Poor's.


     The table below shows the weighted average of the ratings of the bonds in the Fund's portfolio during the fiscal year ended May 31, 1996. The credit rating categories are those provided by Standard & Poor's. The percentages in the column titled "Rated" reflect the percentage of bonds in the portfolio which received a rating from at least one NRSRO. The percentages in the column titled "Not Rated" reflect the percentage of bonds in the portfolio which are not rated, but which the Adviser has judged to be comparable in quality to the corresponding rated bonds.


                                                              AS A PERCENTAGE OF TOTAL
                                                            MARKET VALUE OF BOND HOLDINGS
                                                            -----------------------------
                          CREDIT RATING                     RATED     NOT RATED     TOTAL
        -------------------------------------------------   -----     ---------     -----
        BB...............................................    7.02%       0.00%       7.02%
        B................................................   78.55%       0.00%      78.55%
        CC & CCC.........................................   12.63%       1.80%      14.43%
                                                            -----     ---------     -----
                                                            98.20%       1.80%        100%
                                                            =====     ========      =====


     The debt security ratings of several NRSROs are set forth in Appendix I to this prospectus.

     Some specific types of bonds the Fund may hold from time to time are set forth below. For additional information with respect to certain of these instruments, reference should be made to the Combined Statement of Additional Information.

     MORTGAGE-BACKED OR ASSET-BACKED SECURITIES. The Fund may invest up to 10% of its total assets in both mortgage-backed securities and asset-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. Asset-backed securities, which may be classified either as pass-through certificates or collateralized obligations, represent fractional interests in pools of secured or unsecured assets. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. The issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities. The actual prepayment experience of a pool of mortgage loans or other obligations may cause the yield realized by the Fund to differ from the yield calculated on the basis of the average life of the pool. In addition, for mortgage-backed or asset-backed securities purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Fund. The Fund may invest in asset-backed securities that are either pass-through certificates or collateralized obligations. Such securities may be of short duration, such as commercial paper, or longer, such as bonds, and may be issued with only one class of security or have more than one class with some classes having rights to payments on the asset-backed security subordinate to the rights of the other classes. These subordinated classes will take the risk of default before the classes to which they are subordinated. It is anticipated that asset-backed securities other than those described above will be issued in the future. The Fund may invest in such securities in the future if such investment is otherwise consistent with the Fund's investment objectives and policies.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND STRIPPED MORTGAGE-BACKED SECURITIES. CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. CMOs generally are issued in multiple classes. The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. As part of the process of creating more predictable cash flows on some of the tranches, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. The Fund may invest in these subordinated, higher-yielding tranches which take the risk of default first. Because of the uncertainty of the cash flows on these tranches, and the sensitivity thereof to changes in prepayment rates on the underlying mortgages, the market prices of and yield on these tranches tend to be highly volatile.

     Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed instruments to create two classes of securities. One class receives interest-only payments ("IOs") and one principal-only payment ("POs"). CMOs, IOs, and POs are acutely sensitive to interest rate changes and the rate of principal prepayments on the underlying mortgages serving as collateral. For example, declining interest rates may result in prepayments and thus termination of a stream of IO interest payments, in which event the Fund may fail to recoup its investment. Moreover, the proceeds of prepayments may have to be reinvested at the lower interest rates. IOs, POs, and certain CMOs are very volatile in price and may have reduced liquidity.

     ZERO-COUPON AND PAY-IN-KIND BONDS. The Fund may invest up to 25% of its total assets in zero-coupon bonds. A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that the reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than securities that pay a cash coupon. Since there are no periodic interest payments made to the holder of a zero-coupon security, when interest rates rise, the value of such a security will fall more dramatically than a bond paying out interest on a current basis. When interest rates fall, however, zero-coupon securities rise more rapidly in value because the bonds have locked in a specific rate of return which becomes more attractive the further interest rates fall.

     The Fund may invest up to 25% of its total assets in pay-in-kind bonds. Pay-in-kind ("PIK") bonds are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities. PIK bonds may provide an attractive yield on the Fund's investment even when the interest paid is in the form of additional securities of the issuer instead of cash.

     The Fund is required to distribute to shareholders income imputed to any zero-coupon or PIK investments. Such distributions could reduce the Fund's cash position.

OTHER SECURITIES

     Other types of securities and investments the Fund may buy are:

     CONVERTIBLES. These corporate securities, usually bonds or preferred stocks, are exchangeable for a specified number of shares of common stock, at a pre-stated price. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique characteristics such as: (i) higher yields than common stocks but lower yields than comparable nonconvertible securities; (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics; and (iii) the potential for capital appreciation if the market price of the underlying stock increases. Although investments in convertible securities will be consistent with the Fund's secondary objective of capital appreciation, because of their basically lower yields than comparable nonconvertible securities, such investments will not be treated as "high yield" for purposes of the Fund's policy of generally having 65% of its assets invested in high yield securities.


     EQUITIES: COMMON AND PREFERRED STOCK; WARRANTS. Each share of common and preferred stock represents ownership or "equity" in a corporation, but usually only common stockholders have the right to elect company directors and vote on other matters. Preferred stock may have various preferences over common stock, such as a prior right to payment of dividends. Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant, usually one or two years. The common and preferred stocks in which the Fund may invest may be traded either on a national securities exchange or in the "over-the-counter" market, and the issuers of such stocks may be unseasoned issuers with relatively smaller capitalizations. Such issuers may or may not have outstanding issues of higher-yielding debt securities. As an OPERATING POLICY, the Fund may not invest more than 10% of its total assets in common stocks (including up to 5% in warrants).


     PRIVATE PLACEMENTS. Securities sold directly to a small number of investors, usually institutions, without registration under the Securities Act of 1933 (the "1933 Act") are called private placements. Privately-placed securities are considered "restricted securities" and may not be readily marketable. Selling these securities pursuant to a registration statement may involve substantial delays and additional costs. As an OPERATING POLICY, the Fund will not invest more than 15% of its net assets in illiquid securities. Some restricted securities are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits "qualified institutional buyers," such as the Fund, to trade in certain privately-placed securities even though such securities are not registered under the 1933 Act. The Trustees may determine, when appropriate, that such securities, although restricted, are nevertheless liquid and therefore, not subject to the 15% limitation. A security is illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

     LOAN PARTICIPATIONS AND ASSIGNMENTS. Large loans to corporations or to governments, including governments of less developed countries ("LDCs"), may be shared or syndicated among several lenders, usually banks. The Fund's investments in loans are expected in most instances to be in the form of participations therein or assignments of all or a portion thereof from third parties. In a participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon its receipt of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender. In an assignment, the Fund acquires direct rights against the borrower on a loan, although such rights may differ from and be more limited than those held by the assigning lender. The Fund may have difficulty disposing of assignments and participations where disposition involves assigning such interests to third parties. These investments are treated as securities, not as the making of loans subject to the Fund's investment restriction relating to loans. Since these investments may not be readily marketable, they may be subject to the Fund's policy against investing more than 15% of the Fund's net assets in illiquid securities. Participations in or assignments of loans to governments of LDCs may involve risks in addition to those attendant on investments in foreign securities generally (see "Foreign Sovereign Debt Securities" and "Foreign Securities" below).


     FOREIGN SOVEREIGN DEBT SECURITIES. The Fund expects to invest in foreign sovereign debt securities, including those of LDCs. Such securities will include Brady Bonds. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt, some or all of which may have gone into default, for newly-issued bonds. Multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund ("IMF") support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements, debtor nations have been required to agree to the implementation of various domestic monetary and fiscal reforms intended to promote economic growth and development. Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Moreover, the financial packages offered by each country differ. Countries that have issued, or are about to issue Brady Bonds include Argentina, Brazil, Costa Rica, the Dominican Republic, Mexico, Nigeria, the Philippines, Poland, Uruguay and Venezuela. The Fund may purchase Brady Bonds issued by any of these countries, and it reserves the right to acquire Brady Bonds that may be issued by other countries in the future.

     Investing in foreign sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the LDCs that issue the securities. The ability and willingness of sovereign obligors in LDCs or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the size of its debt service burden relative to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

     Sovereign obligors in LDCs are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Some of these obligors have in the past experienced substantial difficulties in servicing their external debt obligations, leading to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Brady Bonds issued to date are generally purchased and sold in secondary markets through U.S. securities dealers and maintained through European transnational securities depositories.

     FOREIGN SECURITIES. These are securities denominated in non-U.S. dollar currencies that are issued and principally traded outside the U.S. Investments in foreign securities broaden the Fund's holdings and thus may reduce the risk of loss associated with a decline in the value of investments within U.S. markets. They also involve some special risks: exposure to potentially adverse local political and economic developments; nationalization or expropriation of assets; imposition of currency exchange controls; the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value); confiscatory taxation; potentially lower liquidity and higher volatility and possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards. Additional risks pertain to investments in LDCs (see "Foreign Sovereign Debt Securities" above) or in countries which have recently changed from, but could revert back to, centrally-planned communist or closed economies. As an OPERATING POLICY, the Fund may invest up to 20% of its net assets in non-U.S. dollar-denominated fixed-income securities principally traded in financial markets outside the United States and may invest without limit in U.S. dollar-denominated securities of foreign issuers in developed countries. The Fund may also invest in securities of foreign branches of U.S. banks as long as such investments do not exceed 25% of the Fund's total assets.

     WHEN-ISSUED SECURITIES. The Fund may, from time to time, purchase securities on a "when-issued" basis ("forward commitments"). The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer, and no interest accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. Such when-issued securities may be sold prior to the settlement date. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Fund will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. Except as may be imposed by these factors, there is no limit on the percentage of the Fund's total assets that may be committed to such transactions.

                       TYPES OF FUND MANAGEMENT PRACTICES

     TEMPORARY OR DEFENSIVE INVESTMENTS. When, in the opinion of the Adviser, changes in economic, financial, political or market conditions so warrant, the Fund may, for temporary defensive purposes, reduce its holdings in high yield securities and invest all or a portion of its assets in cash or in high grade fixed-income securities or in high grade short-term debt obligations, including certificates of deposit, commercial paper, notes, obligations issued or guaranteed by the United States government or any of its agencies or instrumentalities and repurchase agreements involving such government securities. The Fund may also invest in such instruments to maintain liquidity or pending selection of investments in accordance with its policies.

     BORROWING MONEY AND TRANSFERRING ASSETS. The Fund can borrow money from banks subject to the fundamental policy set forth below. Such borrowings may be collateralized with Fund assets.

          FUNDAMENTAL POLICY: The Fund will not borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. The Fund will not purchase additional securities when money borrowed exceeds 5% of total assets.

     For purposes of the above restriction, entering into futures contracts or reverse repurchase agreements will not be deemed a borrowing. The Fund may not enter into reverse repurchase agreements if the total investment in such agreements would exceed 5% of the total assets of the Fund.

     As an OPERATING POLICY, the Fund will not mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's net assets valued at market.

     INVESTMENT COMPANY SECURITIES. Investing in securities of other investment companies will result in an additional layer of certain fees. The Fund may invest in securities of money market funds and in securities of other investment companies of any type, but only under arrangements that will ensure that there will be no duplication of investment management or advisory fees. As an OPERATING POLICY, the Fund will not purchase securities of other investment companies if the purchase would cause more than 10% of the value of the Fund's total assets to be invested in investment company securities, provided that: (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the Fund or more than 5% of the value of the Fund's total assets would be invested in such company; and (ii) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation or reorganization.

     FUTURES CONTRACTS AND OPTIONS. Futures contracts are often used to manage risk because they enable the investor to buy or sell an asset in the future at a price agreed upon in the present. Options give the investor the right (or option) to buy or sell an asset at a predetermined price in the future. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in interest rates, stock or bond prices, and foreign currencies; to adjust its overall exposure to certain markets; and also to adjust the portfolio's duration. The Fund may write covered call and covered put options, buy puts and calls, and buy and sell covered spread options on securities, financial indices, and foreign currencies. (A spread option gives the Fund the right to sell an asset at a fixed dollar or yield spread in relation to a benchmark security. The Fund will not commit more than 5% of its total assets to premiums when purchasing spread options.)

     Futures contracts and options may not always be successful hedges. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in market and interest rates which in turn are influenced by fiscal and monetary policies and national and international policies and economic events. Futures trading involves an extremely high degree of leverage because of the low margin deposits required. As a result, a relatively small price movement in a futures contract may result in substantial loss (as well as gain) to the investor. Further risk arises because of the imperfect correlation between movements in the prices of futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge.

     The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

     In connection with the purchase of futures contracts and certain options or the writing of certain options, the Fund will maintain an amount of cash, U.S. government securities or other liquid securities, equal to the market value of the futures contracts and options (less any related margin deposits) in a segregated account with the Fund's custodian to cover the position, or alternative cover will be employed thereby insuring that the use of such contracts and options is unleveraged. See "Futures Contracts" and "Options" in the Combined Statement of Additional Information.

     DEALER OPTIONS. The Fund may engage in transactions involving dealer options. Dealer options are options purchased from or sold to securities dealers, financial institutions or other parties through direct bilateral agreements with such parties. In contrast to exchange-listed options, which generally have standardized terms and performance mechanisms, all of the terms of a dealer option are determined by negotiation of the parties. Certain risks are specific to dealer options as opposed to exchange-traded options. For example, the Fund must rely on performance by the dealer from whom it purchased the option if the option is exercised and will generally be able to realize the value of a dealer option only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. There can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Consistent with a position taken by the staff of the SEC, the Fund will treat dealer options as subject to the Fund's limitation prohibiting investment of more than 15% of its net assets in illiquid securities.

     As OPERATING POLICIES, the Fund will not engage in transactions in futures contracts and options thereon for speculation, and the Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call options exceeds 25% of the market value of the Fund's net assets. In addition, the Fund will not enter into futures contracts or options thereon if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial margin and premiums on such contracts or options thereon, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount, as defined in certain Commodity Futures Trading Commission regulations, may be excluded in computing this 5% limitation. The Combined Statement of Additional Information should be consulted for a fuller description of the special risks relating to futures contracts and options.

     MANAGING FOREIGN EXCHANGE RISK. Investors in non-U.S. dollar securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at the present prevailing exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." In such a case, the amount of the foreign currency to be sold may exceed the value of the Fund's securities denominated in such currency. The Fund may also maintain a net exposure to forward contracts in excess of the value of the Fund's assets to which the forward contracts relate in order to avoid excess transactions and transaction costs. In either case, any such excess amount must be "covered" by liquid securities, denominated in any currency, at least equal at all times to the amount of such excess. Although foreign currency transactions will be used primarily to protect the Fund's foreign securities from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Fund's total return could be adversely affected as a result. As an OPERATING POLICY, the Fund will normally conduct its foreign exchange transactions in cash or by entering into forward currency contracts (not exceeding 20% of net assets) expiring in less than one year.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with well-established securities dealers or banks that are members of the Federal Reserve System. Any such dealer or bank will have been deemed creditworthy in accordance with guidelines approved by the Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase it at a specified future date and at an agreed upon price. Repurchase agreements, which may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase, are generally for a short period of time, often less than a week. The Fund will not enter into a repurchase agreement which does not provide for payment within seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements. The Fund may enter into repurchase agreements without any limit if the repurchase agreements provide for payment within seven days. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

     SHORT SALES. The Fund may sell a security short as a hedge against portfolio holdings whose credit is deteriorating. In short sales, investors sell borrowed securities in hopes of buying them back later at a lower price. However, if the price rises instead of falls, the investor will lose money when repurchasing the security. As an OPERATING POLICY, the Fund's short sales are limited to situations where the Fund owns a debt security of a company and sells short a different type of security issued by the same company, such as common or preferred stock or a senior or junior debt security. Securities sold short will be limited to securities listed on a national securities exchange. No securities will be sold short if, after giving effect to such short sale, the total market value of all securities sold short would exceed 2% of the Fund's net assets.

     LENDING OF PORTFOLIO SECURITIES. Like other mutual funds, the Fund may lend securities to broker-dealers or other institutions to earn additional income. The principal risk is the potential default, whether through insolvency or otherwise, of such a borrower in its obligation to return borrowed securities in a timely manner. In this event, the Fund could experience delays in recovering its securities and possibly capital losses.

          FUNDAMENTAL POLICY: The Fund may lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed one-third of the value of the Fund's total assets.

     PORTFOLIO TRANSACTIONS. Although the Fund will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs and result in additional gains.

                          3.   THE TRUST AND THE FUND

                     ORGANIZATION OF THE TRUST AND THE FUND

HOW ARE THE TRUST AND THE FUND ORGANIZED?

     The Trust is a diversified, open-end, management investment company, commonly known as a mutual fund. The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on March 8, 1994. Pursuant to the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") and By-Laws, the Trust is authorized to issue an unlimited number of shares which may be offered in separate series of shares corresponding to separate investment portfolios or funds having different investment objectives. The Trust is also authorized to offer shares of a series in separate classes.


     The Fund is a separate investment portfolio or series of shares of the Trust, which became available to investors on June 27, 1994. The Fund is the only Trust portfolio currently available. This prospectus relates to the Institutional Service Shares of the Fund. (See "Other Classes of Shares" in this prospectus.) The Institutional Service Shares are designed to meet the specific and unique needs of very high net worth individuals and institutional investors, such as: plan sponsors of both public and corporate defined benefit, defined contribution, profit sharing, 401(k) and other savings and/or retirement type plans; endowments, foundations and other eleemosynary institutions; banks and trust companies; investment advisory and asset management firms; third-party non-transactional fee fund programs; and other similar types of institutions and/or programs, either investing directly for their own accounts or for the accounts of others.

WHAT IS MEANT BY "SHARES"?

     As with all mutual funds, investors receive "shares" when they invest money in the Fund. These shares are part of the Trust's authorized capital stock. All shares in the Fund are issued without a par value, have equal voting rights and have no pre-emptive or conversion rights. Each share or fractional share entitles the shareholder to receive a proportional interest in the Fund's income and capital gain distributions, and to cast one vote per share on certain matters, including the election of Trustees, changes in fundamental investment policies and changes in the Fund's Investment Advisory Agreement and the Investment Sub-Advisory Agreement. The Fund does not issue share certificates.

DOES THE TRUST HAVE ANNUAL SHAREHOLDER MEETINGS?

     The Trust is not required to hold annual meetings of shareholders. However, the Trustees or the President may call meetings for action by shareholder vote. If the Trustees or President fail to call a meeting for a 30-day period after requested in writing to do so by the holders of 10% or more of the outstanding shares of the Trust, then such shareholders may call such meeting. If a meeting is held and you cannot attend, you can vote by proxy. Well before the meeting, the Trust will send you proxy materials explaining the issues to be decided and including a voting card for you to mail back to the Trust.

     Under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Declaration of Trust pursuant to which the Trust was organized contains an express disclaimer of shareholder liability for acts or obligations of each portfolio of the Trust and requires that notice of such disclaimer be given in each instrument entered into or executed by the Trust. The Declaration of Trust also provides for indemnification out of a portfolio's property for any shareholder of such portfolio held personally liable for any of the portfolio's obligations. Thus, the risk of a shareholder being personally liable as a partner for obligations of a portfolio is limited to the unlikely circumstance in which the portfolio itself would be unable to meet its obligations.


     As of September 16, 1996, The Union Central Life Insurance Company was a "control person" of the Fund by virtue of its ownership of the Institutional Service Shares of the Fund. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), a "control person" possesses the ability to control the outcome of matters submitted for shareholder vote.


                      MANAGEMENT OF THE TRUST AND THE FUND

HOW ARE THE TRUST AND THE FUND MANAGED?

     Trustees. Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the business and affairs of the Trust are managed under the direction of its Trustees.

     Investment Management. First Summit Capital Management ("FSCM" or the "Adviser"), a joint venture having its principal offices at 1876 Waycross Road, Cincinnati, OH 45240, is the investment adviser to the Fund. FSCM was organized on January 4, 1994, principally for purposes of sponsoring and managing the

Trust pursuant to a Joint Venture Agreement (the "Joint Venture Agreement") between Carillon Advisers, Inc. ("Carillon"), an Ohio corporation, and Freeman Holding Company, Inc. ("Freeman"), a Delaware corporation. Under the Joint Venture Agreement, Carillon serves as the general manager of the Adviser and is responsible for maintaining its books of account and other financial records and for preparing its quarterly financial statements. Carillon has full authority to act on behalf of the Adviser except with respect to matters involving single commitments in excess of $10,000 which must be approved by both Carillon and Freeman. Each of Carillon and Freeman is authorized to appoint two representatives ("Representative(s)") to serve, in effect, as officers of the Adviser. Carillon is a wholly-owned subsidiary of The Union Central Life Insurance Company ("Union Central Life"), an Ohio mutual insurance company. Freeman is the parent corporation of Freeman Securities Company, Inc., a New Jersey corporation which is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the NASD. The Adviser is registered under the Investment Advisers Act of 1940.


     Portfolio Managers. Since May 21, 1996, Messrs. Steven R. Sutermeister and Gary R. Rodmaker, and since October 1, 1996, Mr. Bradley L. Lutz have been primarily responsible for the day-to-day management of the Fund's investment portfolio. The portfolio managers have extensive experience in managing high yield investment portfolios. Mr. Sutermeister has been a Representative of FSCM since its organization in January 1994, and has also been a Vice President and Director of the Fixed Income Group of Carillon since September, 1990. In that capacity, Mr. Sutermeister oversees the management of over $3 billion in fixed income assets, and is personally responsible for the investment of nearly $200 million in high yield assets for various clients. In addition, Mr. Sutermeister serves as the portfolio manager of Carillon Bond Fund, another registered investment company that is advised by Carillon. Mr. Rodmaker, a Chartered Financial Analyst, has been an employee of the Adviser since its inception, and is also a senior member of the Fixed Income Group of Carillon. Mr. Rodmaker joined Carillon in 1990. In his present position, Mr. Rodmaker is responsible for managing $1.250 billion of corporate bonds, including investment grade securities, private placements and high yield bonds. Mr. Lutz, who was previously a Vice President at Pachreder Associates, Inc., from June, 1992 through August, 1996, became an employee of the Adviser in September, 1996. Mr. Lutz also serves as a Fixed Income Portfolio Manager with Carillon, specializing in high yield bonds.


THE ADVISORY AGREEMENT

     The Adviser serves pursuant to an Investment Advisory Agreement with the Trust dated June 27, 1994 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser, subject to the supervision of the Trustees, provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments and cash equivalents, in accordance with the Fund's investment objectives, policies and restrictions as set forth in this prospectus, the Combined Statement of Additional Information and the resolutions of the Trustees. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. It also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Trustees such periodic or other reports as the Trustees may request.

     During the term of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The advisory services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

THE ADVISORY FEE

     As full compensation for services furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser an advisory fee which increases or decreases based on the total return investment performance of the Fund for the prior twelve-month period relative to the percentage change in the Salomon Brothers High Yield Market Index (the "Index") for the same period (the "Index Return"). A general description of the Index is set forth in Appendix II to this prospectus.

     The advisory fee is paid monthly at an annual rate which varies between 0.35% and 1.15% of the Fund's average daily net assets. The advisory fee is structured so that it will be 0.75% of the Fund's average daily net assets if the Fund's investment performance for the preceding twelve months (net of all fees and expenses, including the advisory fee) equals the Index Return. The advisory fee increases or decreases from the "fulcrum fee" of 0.75% by 4% of the difference between the Fund's investment performance during the preceding twelve months and the Index Return during that period, up to the maximum fee of 1.15% of average daily net assets or down to the minimum fee of 0.35%. The following table shows examples of the advisory fees which would be applicable at the stated levels of the Fund's performance relative to the Index Return for a particular twelve-month period:

                                                                      ADVISORY FEE
                             FUND PERFORMANCE                       (AS % OF AVERAGE
                        (NET OF FEES AND EXPENSES)                    NET ASSETS)
          ------------------------------------------------------    ----------------
          Index Return + 10 percentage points or more...........          1.15%
          Index Return +  9.....................................          1.11
          Index Return +  8.....................................          1.07
          Index Return +  7.....................................          1.03
          Index Return +  6.....................................          0.99
          Index Return +  5.....................................          0.95
          Index Return +  4.....................................          0.91
          Index Return +  3.....................................          0.87
          Index Return +  2.....................................          0.83
          Index Return +  1.....................................          0.79
          Index Return     0....................................          0.75
          Index Return -  1.....................................          0.71
          Index Return -  2.....................................          0.67
          Index Return -  3.....................................          0.63
          Index Return -  4.....................................          0.59
          Index Return -  5.....................................          0.55
          Index Return -  6.....................................          0.51
          Index Return -  7.....................................          0.47
          Index Return -  8.....................................          0.43
          Index Return -  9.....................................          0.39
          Index Return - 10 percentage points or more...........          0.35

     For the fiscal year ended May 31, 1996, the Adviser received an investment advisory fee of $73,369 (0.27%), following certain voluntary waivers. Pursuant to the provisions of the Advisory Agreement, the Adviser was entitled to receive an advisory fee of $95,827 (0.35%) for the fiscal year ended May 31, 1996. Absent this provision in the Advisory Agreement and the voluntary waiver undertaken by the Adviser, the Adviser would have been entitled to receive an advisory fee of $238,006 (0.87%), based on the Fund's performance for the fiscal year ended May 31, 1996, pursuant to the performance schedule above. Under the provisions of the Advisory Agreement, the Adviser is entitled to receive one-twelfth of the performance-related portion of the fee computed for the preceding twelve-month period. At the present time, the Adviser has agreed to waive a portion of its advisory fee so as to confine the Fund's total expenses to 1.60%.


     The advisory fee paid by the Fund may exceed the advisory fees paid by most other investment companies, even if the investment performance of the Fund is less than the Index Return. In addition, the "fulcrum fee" of 0.75% is higher than the fees paid by most other investment companies, although it is not necessarily higher than the fees paid by most fund portfolios having the same investment objectives and policies. Investors may pay higher advisory fees under the performance arrangement even though the Fund's performance may have declined. For example, if the market declined and the Index dropped by 27 percentage points, and the Fund's performance declined by 17 percentage points, the Fund would pay the maximum advisory fee.


THE SUB-ADVISER


     Carillon Advisers, Inc., an Ohio corporation with offices at 1876 Waycross Road, Cincinnati, Ohio 45246, is registered as an investment adviser under the Investment Advisers Act of 1940. The Sub-Adviser is a wholly-owned subsidiary of Union Central Life. Carillon and its affiliates currently act as an investment adviser to the Carillon Group of Mutual Funds, which consist of the Carillon Fund, Inc. and the Carillon Investment Trust.


THE SUB-ADVISORY AGREEMENT



     The Sub-Adviser serves pursuant to an Investment Sub-Advisory Agreement with the Adviser dated September 18, 1996 (the "Sub-Advisory Agreement").


     Under the Sub-Advisory Agreement, Carillon provides, subject to the Adviser's direction, a portion of the investment advisory services for which the Adviser is responsible pursuant to the Advisory Agreement relating to the Fund. The Sub-Adviser provides investment research and advice with respect to securities and investments and cash equivalents to the Fund. Research services provided by the Sub-Advisor include information, analytical reports, computer screening studies, statistical data and factual resumes pertaining to high yield securities. Such supplemental research may be subject to additional analysis by the Adviser.


     Under the Sub-Advisory Agreement, the Sub-Adviser receives from First Summit an annual fee in the amount of $150,000 per year. If the Sub-Adviser renders services to the Adviser under the Sub-Advisory Agreement for a period that is less than twelve months in length, the Sub-Adviser is entitled to a pro-rata portion of such fee, or such other fee as shall be agreed to by the Adviser and the Sub-Adviser, not to exceed the equivalent of the pro-rata portion of such fee. In the event that the amount payable as the Sub-Adviser's fees exceeds the amount of advisory fees paid to the Adviser pursuant to the Advisory Agreement, the difference will be shared equally by the Adviser's general partners, Freeman and Carillon, or paid by the Joint Venture.



     The Sub-Advisory Agreement, which became effective on September 18, 1996, shall continue in effect for two years. It is renewable annually thereafter for successive periods not to exceed one year each (i) by a vote of the Trustees or by a vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) thereof, cast in person at a meeting called for the purpose of voting on such approval.


     The Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days' written notice to the Adviser and Carillon, and by the Adviser or Carillon, upon ninety (90) days' written notice to the other party and the Fund. The Sub-Advisory Agreement shall also terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act, and in the event of any act or event that terminates the Advisory Agreement between the Adviser and the Fund.


     Prior to the implementation of the Sub-Advisory Agreement, the Adviser had entered into a Investment Service Agreement (the "Service Agreement") with the Trust and Union Central Life, which permitted the Adviser to have access to and to utilize Union Central Life's advisory personnel, administrative services, supplies and equipment in the performance of its advisory services and functions under the Advisory Agreement. In consideration for such services, the Adviser paid Union Central Life for the costs, direct or indirect, fairly attributable thereto, but in no event less than $65,000 per year or such other amount as was agreed to by the Adviser and Union Central Life. For the fiscal year ended May 31, 1996, the Adviser paid Union Central Life $65,000 pursuant to the Service Agreement. The Service Agreement was terminated on September 18, 1996.



     A more comprehensive description of the Advisory and Sub-Advisory Agreements is contained in the Combined Statement of Additional Information, and a copy of each Agreement is on file with and may be obtained from the SEC.


                          MANAGEMENT-RELATED SERVICES


     BISYS SERVICE AGREEMENTS. The Trust has entered into three management-related service agreements with affiliates of BISYS Fund Services, Inc., a Delaware corporation which is a wholly-owned subsidiary of The BISYS Group, Inc. BISYS Fund Services, Limited Partnership ("BISYS Fund Services"), an Ohio limited partnership of which BISYS Fund Services, Inc. is the General Partner, serves as Administrator of the Fund (the "Administrator"). BISYS Fund Services Ohio, Inc. ("BISYS"), an Ohio corporation and also a wholly-owned subsidiary of The BISYS Group, Inc., serves as Fund Accountant (the "Fund Accountant") and additionally as the Trust's transfer and dividend disbursing agent (the "Transfer Agent"). BISYS Fund Services acts also as the Fund's Distributor or principal underwriter (the "Distributor") (see "Distribution Expenses -- The Distributor").

     Each of the "BISYS Companies" named herein has its principal offices at 3435 Stelzer Road, Columbus, Ohio 43219. The three service agreements between the Trust and the BISYS Companies are described immediately below. They are more fully described in the Combined Statement of Additional Information, and copies of such agreements are on file with and available from the SEC. The Distribution Agreement between the Fund and BISYS Fund Services is described below under the caption "Distribution Expenses -- The Distributor."


     ADMINISTRATOR. Pursuant to a Management and Administration Agreement with the Trust (the "Administration Agreement"), the Administrator, BISYS Fund Services, subject to the direction and control of the Trustees, supervises all aspects of the operation of the Fund except those performed by the Fund's Adviser, custodian, Transfer Agent and Fund Accountant pursuant to their respective agreements with the Trust. The Administrator is obligated to: maintain office facilities for the Trust; furnish statistical and research data, clerical and certain bookkeeping services, and stationery and office supplies; prepare periodic reports to the SEC on Form N-SAR; assist the Trust or its designee in the preparation of, and file, the Fund's federal and state tax returns; assist the Trust in preparing Annual and Semi-Annual Reports to Shareholders and its Registration Statements; and keep and maintain certain financial accounts and records of the Fund. Partners, officers or employees of the Administrator may serve as officers or employees of the Trust, and those who do so will be compensated by the Administrator.

     For services rendered and expenses borne by the Administrator pursuant to the Administration Agreement, the Fund pays the Administrator a fee, computed daily and paid monthly, at the annual rate of 0.20% of the Fund's average daily net assets. Currently, the Administrator is waiving that portion of such fee which exceeds 0.15%.

     FUND ACCOUNTANT. Pursuant to a Fund Accounting Agreement with the Trust (the "Accounting Agreement"), BISYS, as Fund Accountant, is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund and calculating yield, dividends and capital gains distributions; and preparing security position, transaction and cash position reports.

     For such services, the Fund reimburses the Fund Accountant for all out-of-pocket expenses incurred by it (including all charges for delivery of materials, telephone and other communications expenses, and costs of pricing portfolio securities) and pays it a fee, computed daily and paid monthly, at the annual rate of 0.03% of the Fund's average daily net assets, provided, however, that such fee will not be less than $30,000.

     TRANSFER AGENT. Pursuant to a Transfer Agency Agreement with the Trust (the "Transfer Agency Agreement"), BISYS also acts as the Trust's transfer, dividend disbursing and redemption agent. BISYS provides certain shareholder and other services to the Trust, including: furnishing certain account and transaction information; providing mailing labels for the distribution to Fund shareholders of financial reports, prospectuses, proxy statements and other such materials; providing compliance reports; calculating distribution plan and marketing expenses; and maintaining shareholder account records.

                                 FUND EXPENSES


     Under the Advisory, Administration, Fund Accounting and Transfer Agency Agreements, the Fund pays the service fees of, and/or reimburses certain expenses incurred by, the Adviser, Administrator, Fund Accountant and Transfer Agent. The expenses incurred in the operation of the Fund which are borne by the Fund include: taxes, interest and brokerage fees and commissions, if any; fees and expenses of Trustees who are not partners, officers, directors, shareholders or employees of the Adviser, the Administrator or the Distributor (see "Distribution Plan" and "The Distributor"); commission fees and state Blue Sky qualification and renewal fees and expenses; custodian fees (see "Custodian"); transfer and dividend disbursing agent's fees; certain insurance premiums; auditing and legal fees and expenses; fund accounting fees including pricing of portfolio securities; costs of maintenance of legal existence; typesetting and printing prospectuses for regulatory purposes and for distribution to current shareholders of the Fund; costs of Trustees' and shareholders' reports and meetings; and any extraordinary expenses.


     LIMITATION ON FUND EXPENSES. If in any fiscal year the aggregate expenses of the Fund (as defined under the securities regulations of any state having jurisdiction over the Trust) exceed the expense limitations of any such state, each of the Adviser and the Administrator will reimburse the Fund for a portion of such excess expenses, such portions being allocated in accordance with the ratio of the fees otherwise payable to each of the Adviser and the Administrator by the Fund under the Advisory and Administration Agreements, respectively. In the event one of the two agreements is not in effect, the party to the other agreement will reimburse the Fund for all excess expenses. The expense reimbursement obligation of each of the Adviser and the Administrator is limited for any fiscal year to the amount of its fees for such fiscal year, unless required otherwise under applicable state securities regulations. Presently, the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of such assets and 1.5% of net assets in excess of $100 million. Excluded from the computation of expenses are taxes, portfolio brokerage commissions, interest, certain litigation and indemnification expenses, extraordinary expenses and certain distribution expenses.

                                NET ASSET VALUE


     The net asset value of Fund shares is determined once daily as of the close of regularly scheduled trading (normally 4:00 p.m., Eastern Standard Time) on the New York Stock Exchange (the "Exchange"), Monday through Friday, except that no determination is required on: (i) days on which the Exchange is closed or on which changes in the value of the Fund's securities holdings will not materially affect the current net asset value of the shares of the Fund; (ii) days during which no shares of the Fund are tendered for redemption and no order to purchase or sell such shares is received by the Fund; or (iii) the following business holidays or the days on which such holidays are observed by the Exchange: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of regularly scheduled trading of the Exchange. The values of such securities used in computing the net asset value of Fund shares are generally determined as of such times.

     The net asset value per share of the Fund is computed by adding the sum of the value of the securities held by the Fund plus any cash or other assets it holds, subtracting all its liabilities, and dividing the result by the total number of Fund shares outstanding at such time. Securities which are traded on stock exchanges are valued at the last sales price as of the close of the Exchange, or lacking any sales, at the closing bid prices. Securities traded only in the "over-the-counter" market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the Exchange. Securities and assets for which market quotations are not readily available or not obtained from a pricing service are valued at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees. If approved by the Trustees, the Fund may make use of a pricing service or services in determining the net asset value of the Fund. Debt securities with a remaining maturity of 60 days or less are valued on an amortized cost basis, which the Trustees have determined reflects fair value.

     Each of the Fund's two classes of shares will bear, pro-rata, all of the common expenses of the Fund. The net asset value of all outstanding shares of each class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in the Fund represented by the value of shares of such class, except that the Institutional Service Shares will not incur any of the expenses under the Rule 12b-1 Plan of the Summit High Yield Shares class.


     The different expenses borne by each class of shares will result in different net asset values and dividends. The per share net asset value of the Summit High Yield Shares class will generally be lower than that of the Summit High Yield Institutional Service Shares class of the Fund because of the higher expenses borne by the shareholders of the Summit High Yield Shares class. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service expense differential between the classes.


                             DISTRIBUTION EXPENSES

     DISTRIBUTION PLAN. The Fund is authorized under the Trust's Distribution and Shareholder Service Plan (the "Plan"), adopted pursuant to Rule 12b-1 (the "Rule") under the 1940 Act, on behalf of the Institutional Service Shares, to use its assets to finance certain activities relating to the distribution of Institutional Service Shares to investors. The Plan is a "compensation" plan providing for the payment of a fixed percentage of the Institutional Service Shares' average net assets to finance distribution expenses. Under the Plan, the Fund pays monthly to BISYS Fund Services, as its principal underwriter, a distribution fee which may not exceed, on an annual basis, 0.25% of the Institutional Service Shares' average daily net assets.

     On July 7, 1992, the SEC approved amendments to Article III, Section 26 of the NASD Rules of Fair Practice, the NASD's maximum sales charge rule relating to mutual fund shares. The amendments, which took effect July 7, 1993, establish limits on all types of sales charges, whether front-end, deferred or asset-based. These amendments may operate to limit the aggregate distribution fees to which shareholders may be subject under the terms of the Plan. BISYS Fund Services will monitor the Fund for compliance with the amended NASD rule.

     The Plan authorizes BISYS Fund Services to use the distribution fee to pay, or reimburse expenses incurred by, banks, broker-dealers and other institutions which, pursuant to agreements with the Distributor, provide distribution assistance and/or shareholder services including, but not limited to, printing and distributing prospectuses to persons other than shareholders in the Institutional Service Shares, printing and distributing advertising and sales literature and reports to shareholders used in connection with selling the Institutional Service Shares, furnishing personnel and communications equipment to service shareholder accounts and prospective shareholder inquiries. Such services may be performed by the Distributor or any of its affiliates.

     The Plan provides that so long as it is in effect the selection and nomination of Trustees who are not "interested persons" (as defined in the 1940
Act) of the Trust will be committed to the discretion of the Trustees then in office who are not interested persons of the Trust.

     Neither the Plan nor any related agreements can take effect until approved by a majority vote of both all the Trustees and those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and the related agreements. Such approval of the Plan was obtained on September 27, 1995.


     The Plan may not be amended so as to materially increase the amount of the distribution fee unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of the Summit High Yield Institutional Service Shares class. In addition, no material amendment may be made unless approved by the Trustees in the manner described above for Trustee approval of the Plan.


     THE DISTRIBUTOR. BISYS Fund Services serves as the Fund's Distributor or principal underwriter (the "Distributor") pursuant to a Distribution Agreement with the Trust (the "Distribution Agreement"). BISYS Fund Services is registered as a broker-dealer under the 1934 Act and is a member of the NASD. The offering of the Fund's shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use appropriate efforts to solicit orders for the sale of Fund shares and undertake such advertising and promotion as it deems reasonable. The Distributor will finance appropriate sales activities which it deems reasonable, including, but not limited to: advertising, compensation of underwriters, dealers and sales personnel, printing and mailing prospectuses to persons other than current Fund shareholders and printing and mailing sales literature. As compensation, the Distributor receives the distribution fee payable pursuant to the Plan (see "Distribution Plan"). In addition, the Distributor has the right, as principal, to purchase Fund shares at their net asset value and to sell such shares to the public, or to dealers who have entered into selected dealer agreements with the Distributor, in both cases against orders for such shares.

                     UNDERSTANDING PERFORMANCE INFORMATION


     This section should help you understand the terms used to describe performance of both classes of shares of the Fund. You will come across them in shareholder reports you receive from the Fund as well as in advertisements and in the media. Information about a portfolio's performance is based on that portfolio's record up to a certain date and is not intended to indicate future performance.

     "TOTAL RETURN" tells you how much an investment in the Fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Reinvesting distributions means that total return numbers include the effect of compounding, i.e., you receive income and capital gain distributions on a rising number of shares.

     Advertisements for the Fund may include aggregate or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

     "AGGREGATE TOTAL RETURN" is the rate of return on an investment for a specified period before annualizing it. An aggregate return does not indicate how much the value of the investment may have fluctuated between the beginning and the end of the period specified.

     "AVERAGE ANNUAL TOTAL RETURN" is the constant year-by-year return produced by the aggregate return. By smoothing out all the variations in annual performance, it gives you an idea of the investment's annual contribution to your portfolio provided you held it for the entire period in question.

     "YIELD" refers to the advertised or "SEC yield" found by determining the net income per share (as defined by the SEC) earned by the Fund during a 30-day base period, dividing this amount by the per-share price on the last day of the base period, and annualizing the result.

     Further information about the performance of the Summit High Yield Institutional Service Shares class of the Fund is included in the Fund's Annual Report dated May 31, 1996, which may be obtained without charge by contacting the Fund at 1-800-272-3442.

                  4.   INVESTING WITH SUMMIT INVESTMENT TRUST

                  HOW TO PURCHASE INSTITUTIONAL SERVICE SHARES

     Institutional Service Shares of the Fund are offered continuously for sale directly through the Distributor, BISYS Fund Services, or through securities dealers and banks which have established dealer agreements with the Distributor. You are encouraged to consult a registered financial representative for assistance in making an investment selection.

     The initial purchase of Institutional Service Shares must be at least $100,000. For purchases made in connection with 401(k) plans, 403(b) plans and other employer-sponsored, qualified retirement plans, as well as "wrap" type programs, non-transactional fee fund programs and other types of institutions, the minimum initial investment amount may be waived.

NOTE: The Fund is eligible as a vehicle for a wide range of retirement plans for individuals and institutions, including large and small businesses: IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b) plans. For information on retirement plans, please consult your broker-dealer.

                      GENERAL METHODS OF PURCHASING SHARES

     By Mail. To make an initial account purchase, mail a check made or money order payable to "Summit High Yield Fund" with a completed "Institutional" Account Registration Form (copy enclosed with this prospectus) to:
                            Summit Investment Trust
                                  Dept. L-1358
                            Columbus, OH 43260-1358

     To purchase additional Institutional Service Shares for an existing account, please note your account number on the check or money order and return it with an account investment slip to the above address. "Institutional" Account Registration and other account forms may be obtained by calling the Trust at 1-800-272-3442.

     By Federal Funds Wire. Institutional Service Shares may be purchased by wire transfer. To obtain instructions for Federal Funds Wire purchases, including the bank account number into which funds are to be wired, please contact the Trust at 1-800-272-3442.


     Through a Securities Dealer. You may purchase Institutional Service Shares by contacting a securities dealer having a selected dealer agreement or selling agreement with the Distributor.


     Orders for Institutional Service Shares of the Fund will be assigned the next closing price after receipt of the order by the Distributor. The securities dealer is responsible for transmitting such orders promptly to the Distributor. If the securities dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the dealer.

NOTE: In accordance with the Internal Revenue Service (the "IRS") regulations, the Fund may be required to withhold 31% of all reportable distributions from any account without a certified taxpayer or Social Security number on file. Omission of this information from the Account Registration Form may result in 31% penalty withholding on any taxable dividends, capital gain distributions or share redemptions, including shares redeemed as a result of an exchange.

                                  SHARE PRICE

     The public offering price of the Shares of the Class is the net asset value per share (next determined following receipt of an order).

                              SHAREHOLDER SERVICES

TRANSFER OF SHARES

     Shareholders may transfer Institutional Service Shares to family members and others at any time. Shareholders should consult their tax advisor concerning such transfers.

REDEMPTION OF SHARES


     Shareholders may redeem Institutional Service Shares in any amount and at any time at the Class' net asset value next determined after the request for redemption is received in proper order by the Fund. The Fund will normally send the proceeds on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days for payment to be made. If the Institutional Service Shares to be redeemed were purchased by check or Automated Clearing House funds, redemption proceeds will be sent upon clearance of the purchase which may involve a delay for 15 days or more. Such delay may be avoided if shares are purchased by wire transfer of federal funds.

EXCHANGE PRIVILEGES

     Institutional Service Shares of the Fund may be exchanged for shares of two no-load money market portfolios of The ARCH Fund, Inc., namely, the ARCH Money Market Portfolio and the ARCH Treasury Money Market Portfolio (the "Money Market Funds"). The ARCH Fund, Inc. is an investment company for which BISYS Fund Services also serves as the distributor. Exchanges are not currently permitted between classes of shares of the Fund. Exchanges are regarded as sales for federal and state income tax purposes and could result in a gain or loss, depending on the original cost of shares exchanged. The terms of the foregoing exchange privilege are subject to change and the privilege may be terminated on 60 days' written notice to shareholders. The exchange privilege is only available where the exchange may legally be made.

                      GENERAL METHODS OF REDEEMING SHARES

     By Mail. You may redeem Institutional Service Shares by mail by sending a written request for the redemption to the Transfer Agent at 3435 Stelzer Road, Columbus, OH 43219. The Transfer Agent may require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the 1934 Act. The Transfer Agent reserves the right to reject any signature guarantee if: (i) it has reason to believe that the signature is not genuine; (ii) it has reason to believe that the transaction would otherwise be improper; or (iii) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if all of the following conditions apply:
(i) the redemption check is payable to the shareholder(s) of record; and (ii) the redemption check is mailed to the shareholder(s) at the address of record or the proceeds are either mailed or wired to a commercial bank account previously designated on the account registration form. There is no charge for having redemption requests mailed to a designated bank account.

     Through a Securities Dealer. You may sell your Institutional Service Shares by contacting a securities dealer having a dealer or selling agreement with the Distributor. (See "General -- Repurchase of Shares" in the Combined Statement of Additional Information for more details.) The dealer may assess a nominal fee for this service.

MINIMUM ACCOUNT BALANCE

     The Trust reserves the right to involuntarily redeem your account any time the value of your account falls below $300 as a result of redemption. You will be notified in writing prior to the redemption and be allowed 60 days to make additional investments before the redemption is processed.

REDEMPTION-IN-KIND

     The Trustees reserve the right to redeem proceeds in whole or in part by a distribution in kind of marketable securities held by the Fund. See
"General -- Redemption-in-Kind" in the Combined Statement of Additional Information for more details.

                       ADDITIONAL SHAREHOLDER PRIVILEGES

     CERTAIN PRIVILEGES LISTED IN THIS SECTION MAY NOT BE OFFERED BY THE FUND IF YOU HOLD INSTITUTIONAL SERVICE SHARES WITH THE FUND IN THE "STREET NAME" OF A FINANCIAL INSTITUTION, OR IF THE ACCOUNT IS NETWORKED THROUGH NATIONAL SECURITIES CLEARING CORPORATION (NSCC).

AUTOMATIC WITHDRAWAL PLAN

     You may establish a plan for redemptions to be made automatically at monthly or quarterly intervals with payments sent directly to you or to persons designated by you as recipients of the withdrawals. Requests for this service not made on the initial application require signature guarantees unless the payments are to be made to you and mailed to the address of record on your account. You are required to maintain a minimum account value of $10,000 at all times, and the minimum withdrawal amount is $100.

     The redemptions will occur on or about the 25th day of the month and the checks will generally be mailed within two days after the redemption occurs. No redemption will occur if the account balance falls below the amount required to meet the requested withdrawal amount. This service may be terminated at any time, and the Distributor reserves the right to initiate a fee upon 30 days' written notice to the shareholder.

TELEPHONE TRANSACTIONS

     Shareholders are permitted to request exchanges and/or redemptions by telephone. The Trust will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. To be permitted to request an exchange or redemption by telephone, a shareholder must elect the option on the Account Registration Form. (If a shareholder does not initially elect an option on the Account Registration Form, the shareholder may request authorization by executing an appropriate authorization form provided by the Trust upon request.) The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may only be liable for any losses due to unauthorized or fraudulent instructions where it fails to employ its procedures properly. Such procedures include the following. Upon telephoning a request, shareholders will be asked to provide their account number and, if not available, their social security number. For the shareholders' and the Trust's protection, all conversations with shareholders will be tape recorded. All telephone transactions will be followed by a confirmation statement of the transaction. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, investors may mail their requests to the Trust.


     Telephone Exchanges. You may authorize your account for telephone exchanges by completing the appropriate portion of the Account Registration Form. By electing this option you may exchange Institutional Service Shares of the Fund by calling the Fund. Requests will be processed on the same day as receipt of the telephone call if the request is made before the close of regularly scheduled trading on the Exchange (normally, 4:00 p.m. Eastern Standard Time).



     Telephone Redemptions. You may request the option to redeem Institutional Service Shares by telephone by completing the appropriate portion of the Account Registration Form. In order to obtain that day's closing net asset value on the redemption, the telephone call must be received by the Trust prior to the close of regularly scheduled trading on the Exchange (normally, 4:00 p.m. Eastern Standard Time).


     Payment for Institutional Service Shares will be made by federal wire or by mail as specified by you on the Application. Payment will normally be sent on the business day following the date of receipt of the request.

Payment by wire to your bank account must be in amounts of $1,000 or more. Although the Fund does not assess a charge for wire transfers, your bank may assess a charge for the transaction. Payments by mail may only be sent to your account address of record and may only be payable to the registered owner(s).

                            DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS:

     The Fund declares and pays income dividends monthly. If the Fund has net capital gains (after subtracting any capital losses) they are declared and paid at least annually. Dividend and capital gain distributions are reinvested in additional Institutional Service Shares unless you select another option on your Account Registration Form.

TAX INFORMATION:

     You should be aware of the possible tax consequences when the Fund makes a distribution to your account, or when you sell Institutional Service Shares. In addition to federal taxes, you may also be subject to state taxes. No attempt is here made to discuss state tax consequences, and accordingly you should consult your own tax adviser. Note: The following summary does not apply to retirement accounts, such as IRAs or Keoghs, which are tax-deferred until you withdraw money from them.

     TAXES ON FUND DISTRIBUTIONS. In January, the Trust will send you information indicating the federal tax status of dividends and capital gain distributions in your Fund account.

     The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and will distribute substantially all of its net income and gains to shareholders. All distributions are taxable to shareholders for the year in which they were paid. The only exception is that distributions declared during the last three months of the year and paid in January are taxed as though they were paid by December 31.

     Distributions are taxable whether reinvested in additional Institutional Service Shares or received in cash.

     Distributions from net income and short-term capital gains are taxable as ordinary income, and long-term capital gains are taxable at the applicable rate for long-term capital gains. The gain is long- or short-term depending on how long the Fund held the securities, not how long you held shares in the Fund.

     BUYING A DIVIDEND. On the record date for a distribution from capital gains, the Fund's share price is reduced by the amount of the distribution. If Institutional Service Shares are bought immediately before the record date ("buying a dividend"), you will pay the full price for the Institutional Service Shares. You will receive a portion of the Institutional Service Shares' price back as a taxable distribution. A similar result may occur with regard to distributions from net income.

     TAXES ON YOUR FUND TRANSACTIONS. When you sell Institutional Service Shares of the Fund, you may realize a gain or loss. An exchange from one fund to another is treated as a sale for tax purposes. In January, the Trust will send you information indicating the date and amount of each sale of Institutional Service Shares of the Fund that you made during the prior year. A copy is filed with the IRS.

     You may calculate the cost basis of the Institutional Service Shares of the Fund you sold using the average cost of the Institutional Service Shares or other methods acceptable to the IRS, such as "specific identification." To help you maintain accurate records, we send you a confirmation immediately following each transaction you make and a year-end statement detailing all your transactions during the year.

     At year-end the Trust will also send you any additional information you need to determine your taxes, such as the sources of Fund income.

                    OBTAINING INFORMATION ON YOUR INVESTMENT

CONFIRMATION OF SHARE TRANSACTIONS AND DIVIDEND PAYMENTS

     Every shareholder will receive a confirmation of each new transaction in his or her Fund account. The Trust will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of an Automatic Withdrawal Plan or an Automatic Investment Plan. Shareholders may rely on these statements in lieu of certificates. Certificates representing Institutional Service Shares will not be issued.

SHAREHOLDER INQUIRIES

     Please direct any questions or requests that you may have concerning the Trust or your Fund account by writing to Summit Investment Trust, 3435 Stelzer Road, Columbus, OH 43219, or by calling the Trust at 1-800-272-3442.

                            OTHER CLASSES OF SHARES

     In addition to offering the Institutional Service Shares, the Fund also offers the Summit High Yield Shares class, which is described in a separate prospectus relating to that class of shares and is available for purchase by retail investors. Shares of the Summit High Yield Shares class are subject to a front-end sales charge and a 12b-1 fee, which may affect the performance of the class. To obtain a prospectus for the class, or to obtain other information, contact BISYS Fund Services by writing to the address or by calling the telephone number listed on the cover of this prospectus.

                                   APPENDIX I

                                  BOND RATINGS

     The following is a description of the bond rating categories of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("Standard & Poor's") and Fitch Investors Service, Inc. ("Fitch"):

MOODY'S CORPORATE BOND RATINGS

     Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Moody's also supplies numerical indicators 1, 2, 3 to rating categories.

STANDARD & POOR'S CORPORATE BOND RATINGS

     AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher-rated categories.

     BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within major rating categories.

FITCH'S CORPORATE BOND RATINGS

     AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB - Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B - Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC - Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC - Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C - Bonds are in imminent default in payment of interest or principal.


     DDD, DD and D - Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.


     Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

                                  APPENDIX II

          DESCRIPTION OF THE SALOMON BROTHERS HIGH YIELD MARKET INDEX

     The Salomon Brothers High Yield Market Index (the "Index") is an index of high yield corporate debt securities, which at May 31, 1996, included 1,013 issues with an aggregate par value of $200.9 billion and an aggregate market value of $193.8 billion. The securities comprising the Index include all public, nonconvertible high yield issues which are rated by at least one rating agency as below investment grade (BB or less) or which are unrated but of below investment grade quality. Other criteria include issue size of at least $50 million, at least one year remaining to maturity, and issues must be considered "current pay" (not in default). Securities issued as investment grade securities but which subsequently are reduced to a rating below investment grade are included in the Index subject to the same criteria. All securities that go into default after inclusion in the Index are deleted from the Index. All additions to and deletions from the Index occur after month-end and are made at market prices. On May 31, 1996, of the 1,013 issues comprising the Index, 941 (91.9% of market value) were cash-paying issues not in default and 72 issues (8.1% of market value) were zero-coupon, deferred interest or step-up coupons not in default. The Index is calculated and published monthly by Salomon Brothers Fixed Income Index Group.

                               TABLE OF CONTENTS

RISK FACTORS - SPECIAL SUMMARY................    2
1.   ABOUT THE SUMMIT HIGH YIELD FUND.........    4
     Transaction Costs and Fund Expenses......    4
     Financial Highlights.....................    6
     Fund and Market Characteristics/Risk
     Factors..................................    7
2.   INVESTMENT POLICIES, PRACTICES AND
     RISKS....................................    8
     Types of Portfolio Securities............    9
     Types of Fund Management Practices.......   15
3.   THE TRUST AND THE FUND...................   18
     Organization of the Trust and the Fund...   18
     Management of the Trust and the Fund.....   19
     Management-Related Services..............   23
     Fund Expenses............................   24
     Net Asset Value..........................   25
     Distribution Expenses....................   26
     Understanding Performance Information....   27
4.   INVESTING WITH SUMMIT INVESTMENT TRUST...   28
     How to Purchase Institutional Service
     Shares...................................   28
     General Methods of Purchasing Shares.....   28
     Share Price..............................   29
     Shareholder Services.....................   29
     General Methods of Redeeming Shares......   29
     Additional Shareholder Privileges........   30
     Distributions and Taxes..................   31
     Obtaining Information on Your
     Investment...............................   32
     Other Classes of Shares..................   33
APPENDIX I -- Bond Ratings....................   34
APPENDIX II -- Description of The Salomon
                  Brothers High Yield Market
                  Index.......................   36

                          ----------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S COMBINED STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE TRUST, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND, THE TRUST OR THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                          ----------------------------

DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

               -------------------------------------------------
                                    SERVICE

                                   MANAGED BY
                        FIRST SUMMIT CAPITAL MANAGEMENT
               -------------------------------------------------


                             SUMMIT HIGH YIELD FUND
                               SUMMIT HIGH YIELD
                                 INSTITUTIONAL
                                 SERVICE SHARES


               -------------------------------------------------
                        PROSPECTUS AS OF OCTOBER 1, 1996

PART B.  INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION.

ITEM                                                         PROSPECTUS HEADING
 NO.                                                 (RULE 495(c) CROSS REFERENCE)
----                                                 -----------------------------
13.      Investment Objectives and Policies.         SUMMIT HIGH YIELD INSTITUTIONAL SERVICE SHARES:
                                                     Investment Objectives and Policies; Risk Factors;
                                                     Investment Program; Investment Restrictions; Portfolio
                                                     Transactions.

14.      Management of the Registrant.               SUMMIT HIGH YIELD SHARES AND SUMMIT HIGH YIELD
                                                     INSTITUTIONAL SERVICE SHARES:  Management of the Trust.

15.      Control Persons and Principal               SUMMIT HIGH YIELD SHARES AND SUMMIT HIGH YIELD
         Holders of Securities.                      INSTITUTIONAL SERVICE SHARES:  Principal Holders of
                                                     Securities.

16.      Investment Advisory and Other               SUMMIT HIGH YIELD SHARES AND SUMMIT HIGH YIELD
         Services.                                   INSTITUTIONAL SERVICE SHARES:  Investment Advisory
                                                     Services; Management-Related Services; Distribution Plan.

17.      Brokerage Allocation and Other              SUMMIT HIGH YIELD SHARES AND SUMMIT HIGH YIELD
         Practices.                                  INSTITUTIONAL SERVICE SHARES:  Portfolio Transactions.

18.      Capital Stock and Other Securities.         SUMMIT HIGH YIELD SHARES AND SUMMIT HIGH YIELD
                                                     INSTITUTIONAL SERVICE SHARES: Capital Stock; General.

19.      Purchase, Redemption and Pricing of         SUMMIT HIGH YIELD SHARES AND SUMMIT HIGH YIELD
         Securities Being Offered.                   INSTITUTIONAL SERVICE SHARES:  Pricing of Securities;
                                                     Dividends; General.

20.      Tax Status.                                 SUMMIT HIGH YIELD SHARES AND SUMMIT HIGH YIELD
                                                     INSTITUTIONAL SERVICE SHARES:  Tax Status.

21.      Underwriters.                               SUMMIT HIGH YIELD SHARES AND SUMMIT HIGH YIELD
                                                     INSTITUTIONAL SERVICE SHARES:  Distribution Plan.

22.      Calculation of Performance Data.            SUMMIT HIGH YIELD SHARES AND SUMMIT HIGH YIELD
                                                     INSTITUTIONAL SERVICE SHARES:  Investment Performance.

23.      Financial Statements.                       SUMMIT HIGH YIELD SHARES:  Financial Information.

PART C.           INFORMATION REQUIRED IN PART C.
                  Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                             SUMMIT INVESTMENT TRUST
                                  (the "Trust")
                                3435 Stelzer Road
                               Columbus, OH 43219
                                 1-800-272-3442

                  COMBINED STATEMENT OF ADDITIONAL INFORMATION
                  --------------------------------------------

                             SUMMIT HIGH YIELD FUND
                                  (the "Fund")

                         SUMMIT HIGH YIELD SHARES CLASS
              SUMMIT HIGH YIELD INSTITUTIONAL SERVICE SHARES CLASS

         This Combined Statement of Additional Information is not a prospectus but should be read in conjunction with the prospectus for either the Summit High Yield Shares class or the Summit High Yield Institutional Service Shares class ("Institutional Service Shares") of the Summit High Yield Fund, each dated October 1, 1996, and which may be obtained from the Summit Investment Trust, 3435 Stelzer Road, Columbus, OH 43219.

         The date of this Combined Statement of Additional Information is October 1, 1996.

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
GENERAL INFORMATION...............................................................................................1
INVESTMENT OBJECTIVES AND POLICIES................................................................................1
   Investment Objectives..........................................................................................1
RISK FACTORS......................................................................................................2
   Special Risks of Investing in Junk Bonds.......................................................................2
INVESTMENT PROGRAM................................................................................................3
   Investment in Debt Securities..................................................................................3
   Corporate Debt Securities......................................................................................3
   U.S. Government Obligations....................................................................................3
   U.S. Government Agency Securities..............................................................................3
   Bank Obligations...............................................................................................3
   Asset-Backed Securities........................................................................................4
      Methods of Allocating Cash Flows............................................................................4
      Types of Credit Support.....................................................................................5
      Automobile Receivable Securities............................................................................6
      Credit Card Receivable Securities...........................................................................6
      Other Assets................................................................................................7
   Mortgage-Backed Securities.....................................................................................7
   Collateralized Mortgage Obligations ("CMOs")...................................................................7
   Stripped Mortgage-Backed Securities............................................................................8
   Zero-Coupon and Pay-in-Kind Bonds..............................................................................9
   Repurchase Agreements.........................................................................................10
   Private Placements (Restricted Securities)....................................................................10
   Foreign Sovereign Debt Securities.............................................................................11
   Foreign Securities............................................................................................14
   Foreign Currency Transactions.................................................................................15
   Warrants......................................................................................................17
   Lending of Portfolio Securities...............................................................................18
   Loan Participations and Assignments...........................................................................18
   Short Sales...................................................................................................19
   Futures Contracts.............................................................................................20
      Interest Rate and Stock Index Futures......................................................................22
      Regulatory Limitations.....................................................................................22
      Special Risks of Futures Contracts.........................................................................23
          Volatility and Leverage................................................................................23
          Liquidity..............................................................................................24
          Hedging Risk...........................................................................................24
      Options on Futures Contracts...............................................................................26
      Special Risks of Options on Futures Contracts..............................................................26
      Additional Futures and Options on Futures Contracts........................................................27
      Options  ..................................................................................................27
      Writing Covered Call Options...............................................................................28
      Writing Covered Put Options................................................................................31
      Purchasing Put Options.....................................................................................32
      Purchasing Call Options....................................................................................33
      Dealer Options.............................................................................................34
      Spread Option Transactions.................................................................................35
      Options on Securities and Other Financial Indices..........................................................35
      Other Options..............................................................................................35
   Federal Tax Treatment of Options, Futures
     Contracts and Forward Foreign Exchange Contracts............................................................36

INVESTMENT RESTRICTIONS..........................................................................................37
   Fundamental Policies or Restrictions..........................................................................37
   Non-Fundamental Policies or Restrictions......................................................................38
MANAGEMENT OF THE TRUST..........................................................................................40
   Compensation of Trustees......................................................................................42
PRINCIPAL HOLDERS OF SECURITIES..................................................................................43
INVESTMENT ADVISORY SERVICES.....................................................................................44
   The Investment Adviser........................................................................................44
   The Advisory Agreement........................................................................................45
   The Advisory Fee..............................................................................................46
   The Sub-Adviser...............................................................................................
   The Sub-Advisory Agreement....................................................................................
MANAGEMENT-RELATED SERVICES......................................................................................48
   BISYS Service Agreements......................................................................................48
   Administrator.................................................................................................48
   Fund Accountant...............................................................................................50
   Transfer Agent................................................................................................50
DISTRIBUTION PLANS...............................................................................................51
   The Distributor...............................................................................................53
PORTFOLIO TRANSACTIONS...........................................................................................53
   Investment or Brokerage Discretion............................................................................53
   How Brokers and Dealers are Selected..........................................................................54
   How Evaluations are Made of the Overall
     Reasonableness of Brokerage Commissions Paid................................................................54
   Description of Research Services Received
     from Brokers and Dealers....................................................................................55
   Commissions to Brokers Who Furnish Research
      Services...................................................................................................56
   Internal Allocation Procedures................................................................................56
   Portfolio Turnover........................................................................................... 56
   Miscellaneous.................................................................................................57
CAPITAL STOCK....................................................................................................57
PRICING OF SECURITIES............................................................................................58
DIVIDENDS........................................................................................................59
TAX STATUS.......................................................................................................59
   Foreign Currency Gains and Losses.............................................................................60
INVESTMENT PERFORMANCE...........................................................................................60
   Yield Information.............................................................................................60
   Total Return Performance......................................................................................61
GENERAL..........................................................................................................63
   Redemption-in-Kind............................................................................................63
   Repurchase of Shares..........................................................................................63
   Payment for Shares Presented..................................................................................64
   Custodian.....................................................................................................64
   Independent Accountants.......................................................................................64
FINANCIAL INFORMATION............................................................................................65

                               GENERAL INFORMATION

         The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on March 8, 1994. The Fund is a separate investment portfolio or series of the Trust, and currently offers shares in two classes: the Summit High Yield Shares and the Summit High Yield Institutional Service Shares ("Institutional Service Shares"). See "Capital Stock" in this Combined Statement of Additional Information.

         This Combined Statement of Additional Information relates to Summit High Yield Shares, which are designed for purchase by retail investors, and the Institutional Service Shares, which are designed to meet the specific and unique needs of very high net worth individuals and institutional investors, such as: plan sponsors of both public and corporate defined benefit, defined contribution, profit-sharing, 401(k) and other savings and/or retirement type plans; endowments, foundations and other eleemosynary institutions; banks and trust companies; investment advisory and asset management firms; third-party non-transactional fee fund programs; and other similar types of institutions and/or programs, either investing directly for their own accounts or for the accounts of others.

                       INVESTMENT OBJECTIVES AND POLICIES

         The following information supplements the discussion of the Fund's investment objectives and policies on pages 1 and 11 through 26 of the prospectuses. No material change in the Fund's investment objectives will be made without obtaining shareholder approval. Unless otherwise specified, the investment program and restrictions of the Fund are not fundamental policies. The operating policies of the Fund are subject to change by the Board of Trustees of the Trust (the "Trustees") without shareholder approval. The fundamental policies of the Fund may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

INVESTMENT OBJECTIVES.

         The Fund's investment objectives are to seek a high level of income and, secondarily, capital appreciation. The Fund's share price and yield will fluctuate with changing market conditions, and your investment may be worth more or less when redeemed than when purchased. The Fund should not be relied upon as a complete investment program, nor used to play short-term swings in the bond market. The Fund's high yield is a reflection of the added risk associated with junk bonds and is not necessarily indicative of the total return you will receive on your investment. The Fund cannot guarantee that it will achieve its objectives.

         The Fund will invest its assets in a widely diversified portfolio consisting primarily of high yield bonds, loan partici-pations, convertible securities and preferred stocks. Under normal circumstances, at least 65% of the Fund's total assets will be invested in high yield securities. The Fund has no maturity limitation; however, the Fund's average maturity is expected to be in the range of 5-10 years, although it may vary if market conditions warrant. In addition, the Fund calculates its weighted average maturity based on final activity instead of call maturity or estimated average life (which factors in prepayments). The Fund seeks to invest in lower-medium and low-quality bonds and may also purchase bonds in default if, in the opinion of the Fund's investment adviser, First Summit Capital Management ("FSCM" or the "Adviser"), there is significant potential for capital appreciation. When, in the opinion of the Adviser, changes in economic, financial, political or market conditions so warrant, the Fund may, for temporary defensive purposes, reduce its holdings in high yield securities and invest all or a portion of its assets in cash or in high-grade fixed income securities or in high-grade short term debt obligations, including certificates of deposit, commercial paper, notes, obligations issued or guaranteed by the United States government or any of its instrumentalities and repurchase agreements involving such government securities.

         In seeking to achieve its investment objectives, the Fund may invest in companies which are believed to be under-valued or out-of-favor in the eyes of the investment community. Under-valued opportunities in bonds are usually found among distressed companies, or in less popular areas of the market. The latter might include bonds that are relatively illiquid, or those for which information is not widely available. Sometimes opportunities can arise from takeover situations where high-grade bonds have been substantially downgraded as companies add heavier debt loads.

                                  RISK FACTORS

         Because of its investment policies, the Fund may not be suitable or appropriate for all investors. The Fund is designed for long-term investors who can accept the risks entailed in seeking a high level of current income available from investments in intermediate to long-term, high yield, medium and lower-quality, fixed-income securities. Consistent with a long-term investment approach, investors in the Fund should not rely on the Fund for their short-term financial needs. The principal value of the lower quality securities in which the Fund invests will be affected by interest rate levels, general economic conditions, specific industry conditions and the creditworthiness of the individual issuer. Although the Fund seeks to reduce risk by portfolio diversification, extensive credit analysis and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Fund will achieve these results. Both the Trust and the Adviser were organized in 1994.

SPECIAL RISKS OF INVESTING IN "JUNK BONDS."

         The Fund's prospectuses, in their sections entitled "Risk Factors - Special Summary" and "Fund and Market Characteristics/Risk

Factors" describes the special considerations and additional risk factors associated with the Fund's investments in lower-rated debt securities known as "junk bonds."

         Reference is also made to the sections in this Combined Statement of Additional Information entitled "Investment in Debt Securities," "Asset-Backed Securities," "Mortgage-Backed Securities," "Collateralized Mortgage Obligations ("CMOs")," "Stripped Mortgage-Backed Securities," "Zero-Coupon and Pay-in-Kind Bonds," "Repurchase Agreements," "Private Placements (Restricted Securities)," "Foreign Sovereign Debt Securities," "Foreign Securities," "Foreign Currency Transactions," "Warrants," "Lending of Portfolio Securities," "Loan Participations and Assignments," "Short Sales," "Futures Contracts," and "Options" for discussions of the risks associated with these investments or investment practices.

                               INVESTMENT PROGRAM

INVESTMENT IN DEBT SECURITIES.

The securities that the Fund may invest in include those described below:

         CORPORATE DEBT SECURITIES. (Outstanding convertible and non-convertible corporate debt securities (e.g., bonds and debentures) that generally have maturities of at least five years.) The Fund will generally invest in intermediate to long-term corporate obligations which are rated BB or lower by Standard & Poor's Ratings Group ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, are of equivalent quality as determined by the Adviser.

         U.S. GOVERNMENT OBLIGATIONS. (Bills, notes, bonds, and other debt securities issued by the U.S. Treasury.) These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S. GOVERNMENT AGENCY SECURITIES. (Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies.) These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Banks, Farm Credit Banks, the Small Business Administration and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

         BANK OBLIGATIONS. (Certificates of deposit, bankers' acceptances, and other debt obligations.) Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

         The Fund may also invest in the securities of certain supranational entities, such as the International Development Bank.

ASSET-BACKED SECURITIES.

         The Fund may invest a portion of its assets in debt obligations known as asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified either as pass-through certificates or collateralized obligations.

         Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support" below.

         Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support" below), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

         METHODS OF ALLOCATING CASH FLOWS. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support." Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

         Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

         TYPES OF CREDIT SUPPORT. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initiating payments on the underlying assets, are held in reserve against future losses) or that have been "over-collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

         AUTOMOBILE RECEIVABLE SECURITIES. The Fund may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or instrument loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

         Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also, although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

         CREDIT CARD RECEIVABLE SECURITIES. The Fund may invest in asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving, credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

         Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

         OTHER ASSETS. FSCM anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. The Fund may invest in such securities in the future if such investment is otherwise consistent with its investment objectives and policies. There are, of course, other types of securities that are, or may become, available, which are similar to the foregoing.

MORTGAGE-BACKED SECURITIES.

         Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS").

         The Fund may invest in CMOs, bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives.

         The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risks result from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life and price of CMOs. CMOs can be quite sensitive to interest rate changes and the rate of principal prepayments on the underlying mortgages serving as collateral. As an illustration, declining interest rates may result in prepayments and thus, termination of interest payments. In addition, the proceeds of prepayments may have to be reinvested at the lower interest rates. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

STRIPPED MORTGAGE-BACKED SECURITIES.

         These are securities representing interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. Interest-only securities ("IOs") receive the interest portion of the cash flow while principal-only securities ("POs") receive the principal portion. The Fund may invest up to 5% of its total assets in IOs and POs. Stripped mortgage-backed securities may be issued by U.S. Government agencies or by private issuers. The value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

         The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In general, for IOs, prepayments affect the amount, but not the timing of cash flows, whereas, for POs, the opposite is true. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

         The staff of the Securities and Exchange Commission ("SEC" or the "Commission") has taken the position that IOs and POs, other than government-issued IOs or POs backed by fixed-rate mortgages, should be treated as illiquid securities and, accordingly, the Fund will limit its investments in such securities, together with all other illiquid securities, to 15% of the Fund's net assets. Under the staff's position, the determination of whether a particular government-issued IO and PO backed by fixed-rate mortgages is liquid may be made on a case by case basis under guidelines and standards established by the Trustees. The Trustees have delegated to the Adviser the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO. The Fund will treat non-government-issued IOs and POs not backed by fixed-rate mortgages as illiquid unless and until the SEC modifies its position.

ZERO-COUPON AND PAY-IN-KIND BONDS.

         The Fund may invest up to 25% of its total assets in zero-coupon bonds. A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds like other bonds retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.

         The Fund may invest up to 25% of its total assets in pay-in-kind bonds. Pay-in-kind ("PIK") bonds are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIKs, like zero-coupon bonds, are designed

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



to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash-pay securities.

         For federal income tax purposes, these types of bonds will require the recognition of gross income each year even though no cash may be paid to the Fund until the maturity or call date of the bond. The Fund will nonetheless be required to distribute substantially all of this gross income each year to comply with the Code and such distributions could reduce the amount of cash available for investment by the Fund.

REPURCHASE AGREEMENTS.

         The Fund may enter into repurchase agreements with well-established securities dealers or banks that are members of the Federal Reserve System. Any such dealer or bank will have been deemed creditworthy in accordance with guidelines approved by the Trustees and will have a credit rating with respect to its short-term debt in the highest rating category by a rating agency. In a repurchase agreement, the Fund buys a security (known as the "underlying security") from a seller that has agreed to repurchase it at a specified future date and an agreed upon price. Repurchase agreements, which may be viewed as loans collateralized by the underlying securities, are generally for a short period of time, often less than a week. The Fund will not enter into a repurchase agreement which does not provide for payment within seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements. The Fund will only enter into repurchase agreements where: (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, either in normal circumstances or for temporary defensive purposes;
(ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement; and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (i) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (ii) possible subnormal levels of income and lack of access to income during this period; and (iii) expenses of enforcing its rights.

PRIVATE PLACEMENTS (RESTRICTED SECURITIES).

         The Fund may invest in securities, including restricted securities (privately-placed debt securities), which are not readily marketable, but will not acquire such securities if as a

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



result they would comprise more than 15% of the value of the Fund's net assets.

         Certain restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities without readily available market quotations will be priced at fair value as determined in good faith by the Trustees.

         Some restricted securities are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately-placed securities, including various debt securities, even though such securities are not registered under the 1933 Act. Securities purchased under Rule 144A, although restricted, may nevertheless be liquid, and the Adviser, under the supervision of the Trustees, on a case-by-case basis will make this determination. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the: (i) frequency of trades and quotes;
(ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

FOREIGN SOVEREIGN DEBT SECURITIES.

         The Fund expects to invest in foreign sovereign debt securities, including those of less developed countries ("LDCs"). Such securities will include Brady Bonds. Sovereign obligors in LDCs are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Some of these obligors have in the past experienced substantial difficulties in servicing their external debt obligations, leading to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling

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



interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. In restructuring external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly-issued bonds. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. Such reforms have included liberalization of trade and foreign investment, privatization of state-owned enterprises and setting targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

         Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. The financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount of face value of such debt (generally known as discount bonds), and bonds bearing an interest rate which increases over time and the advancement of new money by existing lenders. The principal of certain Brady Bonds

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



has been collateralized by U.S. Treasury zero-coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Subsequent interest payments may be uncollateralized or may be collateralized over specified periods of time. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and principal primarily on the willingness of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are generally purchased and sold in secondary markets through U.S. securities dealers and maintained through European transnational securities depositories. A substantial portion of Brady Bonds and other sovereign debt securities in which the Fund may invest are likely to be acquired at a discount.

         Investing in foreign sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the LDCs that issue the securities. The ability and willingness of sovereign obligors in LDCs or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the size of its debt service burden relative to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

         The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

         As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

FOREIGN SECURITIES.

         Subject to the Fund's quality and maturity standards, the Fund may invest without limitation in the securities (payable in U.S. dollars) of foreign issuers and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). The Fund may also invest up to 20% of its net assets in non-U.S. dollar-denominated fixed-income securities principally traded in financial markets outside the United States. Because the Fund may invest in foreign securities, investment in the Fund involves risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

         In addition to the foreign securities listed above, the Fund may invest in foreign sovereign debt securities which involve certain additional risks. See "Foreign Sovereign Debt Securities" above.

FOREIGN CURRENCY TRANSACTIONS.

         A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The Fund may enter into forward foreign currency exchange contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

         Second, when the Adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of

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such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Adviser does not intend to enter into such forward contracts under this second circumstance if, as result, the Fund will have more than 20% of the value of its net assets committed to the consummation of such contracts. Other than as set forth above, and immediately below, the Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities), provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contract relate" may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Fund may use liquid securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

WARRANTS.

         The Fund may invest in warrants; however, not more than 5% of its total assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5% not more than 2% may be invested at the time of purchase in warrants that are not listed on the New York or American Stock Exchanges. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do
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



not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

LENDING OF PORTFOLIO SECURITIES.

         For the purpose of realizing additional income, the Fund may make secured loans of portfolio securities amounting to not more than one-third of its total assets. This policy is a fundamental policy. Securities loans are made to broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or delay or default in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Adviser to be of good standing, and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

LOAN PARTICIPATIONS AND ASSIGNMENTS.

         The Fund may invest in loan participations and assignments (collectively "participations"). Such participations will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank, which has negotiated and structured the loan to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of LDCs. LDC debt will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to do so when due. (For a discussion of risks associated with investing in LDCs, see "Foreign Sovereign Debt Securities" above.) The loans underlying such participations may be secured or unsecured, and the Fund may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short "strips" that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

         The loan participations in which the Fund will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender's rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as "participating interests," do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

         Because the Fund is allowed to purchase debt securities, including debt securities in a private placement, the Fund will treat loan participations as securities and not subject to its fundamental investment restriction prohibiting the Fund from making loans.

         There is not a recognizable, liquid public market for loan participations. Hence, the Fund will consider loan participations as illiquid securities and subject them to the Fund's restrictions on investing no more than 15% of net assets in illiquid securities.

         Where required by applicable SEC positions, the Fund will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction which prohibits investing more than 5% of Fund assets in the securities of a single issuer.

         Various service fees received by the Fund from loan participations may be treated as non-interest income depending on the nature of the fee (commitment, takedown, commission, service or loan origination). To the extent the service fees are not interest income, they will not qualify as income under
Section 851(b) of the Code. Thus the sum of such fees plus any other non-qualifying income earned by the Fund cannot exceed 10% of total income.

SHORT SALES.

         The Fund may make short sales for hedging purposes to protect the Fund against companies whose credit is deteriorating. Short sales are transactions in which the Fund sells a security it does

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



not own in anticipation of a decline in the market value of that security. The Fund's short sales will be limited to securities listed on a national securities exchange and to situations where the Fund owns a debt security of a company and will sell short the common or preferred stock or another debt security at a different level of the capital structure of the same company. No securities will be sold short if, after the effect is given to any such short sale, the total market value of all securities sold short would exceed 2% of the value of the Fund's net assets.

         To complete a short sale transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

         Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, U.S. Government securities or other liquid securities, at such a level that: (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

         The Fund will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security sold short declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. Any gain or loss on the security sold short would be separate from a gain or loss on the Fund security being hedged by the short sale.

FUTURES CONTRACTS.

         A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a debt security) at a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained.

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



Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

         Unlike when the Fund purchases or sells a security, no price will be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. Government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

         If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

         These subsequent payments, called "variation margin," to and from the futures broker are made on a daily basis as the price of the underlying assets fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

         Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

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



         As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury Bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

         INTEREST RATE AND STOCK INDEX FUTURES. The Fund may enter into financial futures contracts, including stock index and interest rate futures.

         Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for the Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Fund may, however, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contacts with respect to indices or sub-indices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

         Interest rate futures contracts may be used as a hedge against changes in prevailing levels of interest rates in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate futures as an offset against the effect of expected increases in interest rates and purchase such futures as an offset against the effect of expected declines in interest rates.

         The Fund will enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

         REGULATORY LIMITATIONS. The Fund will engage in transactions in futures contracts and options thereon only for bona fide hedging, risk management and other permissible purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

         The Fund may not enter into futures contracts or options thereon for other than bona-fide hedging purposes if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums paid for options on futures would exceed 5% of the market value of the Fund's total assets; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

         In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash, U.S. Government securities or other liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian to cover the position, or alternative cover will be employed thereby insuring that the use of such futures contracts and options is unleveraged.

         In addition, CFTC regulations may impose limitations on the Fund's ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

SPECIAL RISKS OF FUTURES CONTRACTS.

                  VOLATILITY AND LEVERAGE. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

         Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the minimum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

                  LIQUIDITY. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

         Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

                  HEDGING RISK. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. There are several risks in connection with the use by the Fund of futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

         Successful use of futures contracts by the Fund for hedging purposes is also subject to the Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Adviser believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

         In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser might not result in a successful hedging transaction over a very short time period.

OPTIONS ON FUTURES CONTRACTS.

         Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         As an alternative to writing or purchasing call and put options on interest rate futures, the Fund may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts.

SPECIAL RISKS OF OPTIONS ON FUTURES CONTRACTS.

         The Fund may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed will respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

ADDITIONAL FUTURES AND OPTIONS ON FUTURES CONTRACTS.

         Although the Fund has no current intention of engaging in financial futures or options on futures transactions other than those described above, it reserves the right to do so to the extent consistent with applicable law and the Fund's investment objectives and restrictions as in effect at such time.

OPTIONS.

         Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. The Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

         OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         The Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

         WRITING COVERED CALL OPTIONS. The Fund may write (sell) "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Adviser's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

         A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To

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



secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security, currency or other assets in accordance with the rules of a clearing corporation. In order to comply with the requirements of several states, the Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Fund's net assets. Should these state laws change or should the Fund obtain a waiver of their application, the Fund reserves the right to increase this percentage. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund has no current intention of doing), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

         The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option' s current market value, which will be

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



the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

         Closing transactions will be effected in order to realize a profit on an outstanding call option to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option or purchased a put option it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price as well as the risk of being required to hold onto securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

         Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

         The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

         The Fund considers an option to be covered if, as long as the Fund is obligated as a writer of a call option, it will: (i) own the securities or currencies subject to the option; (ii) have an

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



absolute and immediate right to acquire securities or currencies without additional cash consideration upon conversion or exchange of other securities or currencies held in its portfolio; (iii) hold a call option on the same securities or currencies with an exercise price no higher than the exercise price of the call sold or, if higher, the Fund deposits and maintains the differential in cash, U.S. Government securities or other liquid securities ("liquid assets") in a segregated account with its custodian, or; (iv) deposit and maintain with its custodian in a segregated account liquid assets having a value that, when added to any amounts deposited with a broker as margin, equal the market value of the instruments underlying the call.

         WRITING COVERED PUT OPTIONS. Although the Fund has no current intention, in the foreseeable future, of writing American or European style covered put options, the Fund reserves the right to do so. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

        The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. Government securities or other liquid securities in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Adviser wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies. In order to comply with the requirements of several states, the Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's net assets. Should these state laws change or should the Fund obtain a waiver of their application, the Fund reserves the right to increase this percentage. In calculating the 25% limit, the Fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

         PURCHASING PUT OPTIONS. The Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

         The Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Adviser deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

         The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

         To the extent required by the laws of certain states, the Fund may not be permitted to commit more than 5% of its total assets to premiums when purchasing call and put options. Should these state laws change or should the Fund obtain a waiver of their application, the Fund may commit more than 5% of its total assets to premiums when purchasing call and put options. The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

         PURCHASING CALL OPTIONS. The Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

         Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

         To the extent required by the laws of certain states, the Fund may not be permitted to commit more than 5% of its total assets to premiums when purchasing call and put options. Should these state laws change or should the Fund obtain a waiver of their application, the Fund may commit more than 5% of its total assets to premiums when purchasing call and put options. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         DEALER OPTIONS. The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such dealer or any guarantor or credit enhancement of the dealer's credit to determine the likelihood that the terms of the dealer option will be met.

         Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

         The staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation prohibiting investment of more than 15% of its net assets in illiquid securities. If the

SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

         SPREAD OPTION TRANSACTIONS. The Fund may purchase from and sell to securities dealers covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high-quality and lower quality securities. Such protection is only provided during the life of the spread option. The security covering the spread option will be maintained in a segregated account by the Fund's custodian. The Fund does not consider a security covered by a spread option to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of its assets.

         OPTIONS ON SECURITIES AND OTHER FINANCIAL INDICES. The Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

         OTHER OPTIONS. Although it has no current intention of entering into options transactions other than those described herein, the Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law and the Fund's investment objectives and restrictions as in effect at such time.

FEDERAL TAX TREATMENT OF OPTIONS, FUTURES CONTRACTS AND FORWARD FOREIGN EXCHANGE CONTRACTS.

         The discussion herein may refer to transactions in which the Fund does not engage.

         The Fund may enter into certain option, futures and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualified income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indices and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Fund's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Fund may be required to defer the closing out of option, futures or foreign forward exchange contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gain on
Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

                             INVESTMENT RESTRICTIONS

         Restrictions (1) through (10) below are fundamental. Fundamental policies may not be changed without the approval of the lesser of: (i) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (ii) more than 50% of the Fund's outstanding shares. All other restrictions are operating policies and are subject to change by the Trustees without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.

FUNDAMENTAL POLICIES OR RESTRICTIONS:

         As a matter of fundamental policy, the Fund may not:

         (1) BORROWING. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. The Fund will not purchase additional securities when money borrowed exceeds 5% of total assets. For purposes of this restriction, entering into futures contracts or reverse repurchase agreements will not be deemed a borrowing;

         (2) COMMODITIES. Purchase or sell commodities or commodity contracts, except that it may enter into futures contracts and options thereon;

         (3) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer), except that up to 25% of the value of the Fund's total assets may be invested without regard to these restrictions;

         (4) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUER. Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to these restrictions;

         (5) INDUSTRY CONCENTRATION. Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

         (6) REAL ESTATE. Purchase or sell real estate or real estate limited partnerships (although it may purchase securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein);

         (7) LOANS. Make loans, although the Fund may: (i) purchase obligations in which it is authorized to invest and enter into repurchase agreements; and
(ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed one-third of the value of the Fund's total assets. For purposes of this restriction, collateral arrangements with respect to options and futures transactions shall not be deemed to be a loan;

         (8) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities, except to the extent that the borrowing of money in accordance with restriction 1. or the entering into reverse repurchase agreements as described in restriction 10. may constitute the issuance of a senior security.
For purposes of this restriction, purchasing forward commitments and engaging in options or futures transactions will not be deemed to constitute the issuance of a senior security;

         (9) UNDERWRITING. Underwrite securities issued by other persons, except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase of securities directly from the issuer in accordance with the Fund's investment objectives, policies, and restrictions; and (ii) the later disposition of restricted securities;

         (10) REVERSE REPURCHASE AGREEMENTS. Enter into reverse repurchase agreements if the total of such investments would exceed 5% of the total assets of the Fund.

NON-FUNDAMENTAL POLICIES OR RESTRICTIONS:

         As a matter of non-fundamental policy, the Fund will not:

         (11) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control;

         (12) EQUITY SECURITIES. Invest more than 10% of the Fund's total assets in common stocks (including up to 5% in warrants);

         (13) FUTURES CONTRACTS. Enter into futures contracts or options thereon if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial margin and premiums on such contracts or options thereon, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount, as defined in certain CFTC regulations, may be excluded in computing such 5%;

         (14) INVESTMENT COMPANIES. Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the Fund's total assets to be invested in investment company securities, provided that: (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the Fund or more than 5% of the value of the Fund's total assets would be invested in such company; and (ii) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation or reorganization. For purposes of this restriction, privately issued collateralized mortgage obligations will not be treated as investment company securities if issued by "Exemptive Issuers." Exemptive Issuers are defined as unmanaged, fixed-asset issuers that: (i) invest primarily in mortgage-backed securities; (ii) do not issue redeemable securities as defined in section 2(a)(32) of the Investment Company Act of 1940 as amended (the "1940 Act"); (iii) operate under general exemptive orders exempting them from "all provisions of the Investment Company Act of 1940;" and (iv) are not registered or regulated under the 1940 Act as investment companies;

         (15) MORTGAGING. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 10% of the Fund's net assets, valued at market. For purposes of this restriction, collateral arrangements with respect to options and futures transactions shall not be deemed to involve a pledge;

         (16) OIL AND GAS PROGRAMS. Purchase participations or other direct interests or enter into leases with respect to oil, gas, other mineral exploration or development programs;

         (17) OPTIONS, ETC. Invest in options except in furtherance of the Fund's investment objectives and policies, and in this connection the Fund may: (i) buy and sell covered and uncovered put, call and spread options on securities, securities and other financial indices, and currencies; and (ii) purchase, hold, and sell contracts for the future delivery of securities and currencies and warrants where the grantor of the warrants is the issuer of the underlying securities;

         (18) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND TRUSTEES. Purchase or retain the securities of any issuer if, to the knowledge of the Trust's management, those officers and Trustees of the Trust, and of the Adviser, who each owns beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;

         (19) PURCHASES ON MARGIN. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities. For purposes of this restriction, collateral arrangements with respect to options and futures transactions shall not be deemed to involve the use of margin;

         (20) ILLIQUID SECURITIES. Invest more than 15% of the value of its net assets in illiquid securities; or

         (21) UNSEASONED ISSUERS. Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors.

                             MANAGEMENT OF THE TRUST

         The Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The Trustees who are considered "interested persons" of the Adviser, of Carillon Advisers, Inc., the sub-adviser of the Fund (the "Sub-Adviser") or of the Trust as defined under Section 2(a)(19) of the 1940 Act, are noted with an asterisk (*).

                                                         (3)
                                                     PRINCIPAL
      (1)                           (2)              OCCUPATION(S)
NAME, ADDRESS AND            POSITION(S) HELD        DURING PAST 5
AGE                          WITH REGISTRANT         YEARS
--------------------         ----------------        ------------------
Theodore H. Emmerich*        Trustee                 Consultant;
1201 Edgecliff Place                                 Director of
Cincinnati, OH 45206                                 Carillon Fund,
70 years old                                         Inc. and Trustee
                                                     of Carillon
                                                     Investment Trust
                                                     (investment
                                                     companies);
                                                     formerly partner,
                                                     Ernst & Whinney
                                                     (Certified Public
                                                     Accountants).

                                                         (3)
                                                     PRINCIPAL
      (1)                           (2)              OCCUPATION(S)
NAME, ADDRESS AND            POSITION(S) HELD        DURING PAST 5
AGE                          WITH REGISTRANT         YEARS
--------------------         ----------------        ------------------
Scott A. Englehart           Treasurer               Director of Client
3435 Stelzer Road                                    Services, BISYS
Columbus, OH 43219                                   Fund Services,
34 years old                                         Limited Partnership.

Frederick Moss               Trustee                 Chairman of the
37 Riverside Drive                                   Board of Trustees,
New York, NY 10023                                   Cincinnati Stock
67 years old                                         Exchange;
                                                     Director, Margo
                                                     Nursery Farms
                                                     Puerto Rico
                                                     (tropical plants).

Dr. Bruce H. Olson           Trustee                 Professor of
120 Upham Hall                                       Finance, Miami
Miami University                                     University
Oxford, OH 45056                                     (Oxford, OH).
60 years old

                                                         (3)
                                                     PRINCIPAL
      (1)                           (2)              OCCUPATION(S)
NAME, ADDRESS AND            POSITION(S) HELD        DURING PAST 5
AGE                          WITH REGISTRANT         YEARS
--------------------         ----------------        ------------------
James F. Smith*              Trustee and             Director,
30 Montgomery Street         President               President and
Jersey City, NJ                                      Chief Financial
07302                                                Officer of Freeman
52 years old                                         Securities
                                                     Company, Inc.
                                                     (broker-dealer).

Steven R.                    Trustee and             Representative of
Sutermeister*                Chairman                the Adviser
1876 Waycross Road                                   (January, 1994-
Cincinnati, OH 54240                                 present); Vice
42 years old                                         President of The
                                                     Union Central Life
                                                     Insurance Company
                                                     (August, 1991-
                                                     present), Vice
                                                     President of the
                                                     Sub-Adviser.

Gregory A. Sullivan          Vice President          Senior Vice President,
30 Montgomery Street                                 Freeman Securities
Jersey City, NJ 07302                                Company, Inc.
47 years old                                         (broker-dealer).

Craig C. Rudesill            Secretary               Associate Manager of
3435 Stelzer Road                                    Client Services and
Columbus, Ohio 43219                                 employee, BISYS Fund
27 years old                                         Services, Limited
                                                     Partnership (since
                                                     September, 1994);
                                                     formerly, employee of
                                                     Merrill Lynch & Co.
                                                     (January 1993 through
                                                     August 1994).

         COMPENSATION OF TRUSTEES. The Trust does not pay any remuneration to its Trustees who are officers or employees of the Trust's Adviser, BISYS Fund Services, Limited Partnership, the Trust's administrator or their affiliates. Trustees not so affiliated receive an annual retainer of $6,000 and a fee of $500 for each meeting of the Trustees which they attend in person or by telephone. Trustees are reimbursed for travel and other out-of-pocket expenses.

         For the period ended May 31, 1996, the Trustees received the following compensation from the Trust:

                 (1)                              (2)                  (3)
                                                                      Total
                                                                   Compensation
                                               Aggregate            from Trust
         Named                               Compensation            and Fund
       Position                                  from               Complex to
    with the Trust                             the Trust             Trustee+
    --------------                             ---------             --------
Theodore H. Emmerich                            $8,000                $8,000
Trustee

Frederick Moss                                  $8,000                $8,000
Trustee

Dr. Bruce H. Olsen                              $8,000                $8,000
Trustee

James F. Smith                                       0                     0
Trustee and President

Steven R. Sutermeister                               0                     0
Trustee and Chairman

-------

     + The "Fund Complex" presently consists of one investment company, the Trust, and its sole portfolio, the Fund.



         The officers listed above are furnished to the Trust by the Adviser or the Administrator (see "Management-Related Services -- Administrator") and receive no compensation from the Trust. These officers spend only a portion of their time on the affairs of the Trust. As of August 30, 1996, the officers and Trustees, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Summit High Yield Shares Class and of the Summit High Yield Institutional Service Shares Class.


                         PRINCIPAL HOLDERS OF SECURITIES


         As of August 30, 1996, The Union Central Life Insurance Company ("Union Central Life"), an Ohio mutual insurance company having its principal offices at 1876 Waycross Road, Cincinnati, Ohio 45240, owned of record and beneficially 2,591,923 outstanding shares of the Summit High Yield Shares class of the Fund (97.43% of the outstanding shares of the class).



         As of August 30, 1996, Leland S. Zaubler owned of record 36,654 outstanding shares of the Summit High Yield Institutional Service Shares class (20.78% of the outstanding shares of the class), and Union Central Life owned 139,671 outstanding shares of Summit High Yield Institutional Service shares class (79.17% of the outstanding shares of the class).



         Under the 1940 Act, Union Central Life is deemed a controlling person of the Fund. A controlling person possesses the ability to control the outcome of matters submitted for stockholder vote.

                          INVESTMENT ADVISORY SERVICES

THE INVESTMENT ADVISER.


         First Summit Capital Management ("FSCM," the "Adviser" or the "Joint Venture"), a joint venture having its principal offices at 1876 Waycross Road, Cincinnati, OH 45240, is the investment adviser to the Fund. FSCM was organized principally for purposes of sponsoring and managing the investments of the Trust pursuant to a Joint Venture Agreement dated January 4, 1994 (the "Joint Venture Agreement") between Carillon Advisers, Inc. ("Carillon" or the Sub-Adviser), an Ohio corporation, and Freeman Holding Company, Inc. ("Freeman"), a Delaware corporation (collectively, the "Parties"). Under the Joint Venture Agreement, Carillon serves as the general manager of the Adviser and is responsible for maintaining its books of account and other financial records and for preparing its quarterly financial statements. Carillon has full authority to act on behalf of the Adviser except with respect to matters involving single commitments in excess of $10,000 which must be approved by both Carillon and Freeman. Each of Carillon and Freeman is authorized to appoint two representatives to serve, in effect, as officers of the Adviser. Pursuant to the provisions of the Joint Venture Agreement, Carillon and Freeman agreed that the initial number of Trustees of the Trust would be six, of which three would be designated by Carillon and three would be designated by Freeman. If the vacancy on the Board increases for any reason, including any increase in the number of Trustees, is to be filled by action of the Trustees, no recommendation of candidates to fill such vacancy will be made by the Joint Venture, Freeman or Carillon without the consent of both the Carillon and Freeman.

       Carillon and Freeman are general partners of First Summit, Carillon, which is located at 1876 Waycross Road, Cincinnati, OH 45240, is a wholly-owned subsidiary of Union Central Life. Union Central Life is a mutual company owned by its policyholders, none of which owns ten percent or more of Union Central Life. Freeman is the parent corporation of Freeman Securities Company, Inc. ("Freeman Securities"), a New Jersey corporation which is registered as a broker-dealer under the 1934 Act and a member of the National Association of Securities Dealers, Inc. While Freeman Securities qualifies as an "Affiliated Broker" under the proxy rules under the Securities Exchange Act of 1934, the Fund did not pay any brokerage commissions to Freeman Securities during the fiscal year ended May 31, 1996. Freeman has its principal offices at 30 Montgomery Street, Jersey City, NJ 07302. Freeman is, in turn, majority-owned by the Freeman Securities' Savings and Investment Plan and Employee Stock Ownership Plan. The trustees of both such plans are Malcolm B. Sheldrick, Jr. and James F. Smith. Mr. Smith is also a Trustee of the Trust.

       Under the terms of the Joint Venture Agreement, Freeman initially agreed to make an aggregate capital contribution to the Joint Venture not exceeding $500,000, and Carillon agreed to arrange for the investment by its parent, Union Central Life, of $25 million in shares of the Fund. Carillon and Freeman will share in the profits and losses of the Joint Venture in the ratio of 51% to 49%, except that Freeman alone will bear the initial $500,000 in losses. The Joint Venture may be terminated and dissolved: (i) at any time upon the agreement of the parties; (ii) 90 days after receipt by one party of written notice from the other confirming the parties' failure to agree on a matter requiring their agreement; (iii) on the occurrence of an event of dissolution under Ohio laws; (iv) on the imposition on either party of any sanction resulting in the suspension or revocation of its authorization to do business by any state or Federal securities regulatory authority or on the conviction of either for any criminal conduct constituting a felony; (v) on the filing by or with respect to either party of any petition under applicable Federal or state law regarding their bankruptcy, insolvency or other relief for debtors, the adjudication of either as bankrupt or insolvent, or the appointment for either of a trustee or liquidator of any substantial portion of its property; or (vi) on December 1, 2003, unless the Parties extend such date for periods not exceeding five years. In the event of termination and dissolution of the Joint Venture, Carillon, or any affiliate thereof, would have the first right to purchase all of the interest of Freeman in the Joint Venture. If such right were not exercised, Freeman, or any affiliate thereof, would have the right to purchase all of the interest of Carillon in the Joint Venture. In 1996, each general partner contributed $150,000 in additional capital to the Joint Venture. In addition, the general partners have informally agreed to futher increase their capital commitments to the Adviser prior to December 31, 1997.

THE ADVISORY AGREEMENT.


         The Adviser serves pursuant to an Investment Advisory Agreement with the Trust dated June 27, 1994 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser, subject to the supervision of the Trustees, provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments and cash equivalents, in accordance with the Fund's investment objectives, policies and restrictions as set forth in its prospectuses, this Combined Statement of Additional Information and the resolutions of the Trustees. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. It also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Trustees such periodic or other reports as the Trustees may request.


         During the term of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The advisory services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

         Unless sooner terminated in accordance with its terms, the Advisory Agreement will continue in effect until June 27, 1996, and may be continued from year to year thereafter, provided that such continuance is approved at least annually by vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Trust, or by the Trustees, and in either event by vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of any continuance will be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund votes to approve such continuance, notwithstanding that continuance may not have been approved by other portfolios, if any, of the Trust or by a majority of the voting securities of the Trust.

         If the shareholders of the Fund fail to approve any continuance of the Advisory Agreement, the Adviser will continue to act as such with respect to the Fund pending the required approval of the continuance of such agreement, of a new contract with the Adviser or different investment adviser, or other definitive action. The compensation received by the Adviser during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to the Fund or the amount it would have received under the Advisory Agreement, whichever is less.

         The Advisory Agreement will automatically terminate if assigned and may be terminated without penalty at any time: (i) by the majority vote of all the Trustees or by majority vote of the outstanding shares of the Fund; or (ii) by the Adviser.

         The Advisory Agreement may be amended by the parties provided that such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of the Trustees who are not interested persons of the Fund or of the Adviser, cast in person at a meeting called for the purpose of voting upon such approval. The required shareholder approval of any amendment shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approve the amendment, notwithstanding that the amendment may not be approved by a majority of the outstanding voting securities of the Trust.

         Under the terms of the Advisory Agreement, the Adviser will be liable to the Fund or the Trust only for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.


THE ADVISORY FEE.

         As full compensation for services furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser an advisory fee which increases or decreases based on the total return investment performance of the Fund for the prior twelve-month period relative to the percentage change in the Salomon Brothers High Yield Market Index (the "Index") for the same period (the "Index Return"). A general description of the Index is set forth in Appendix II to each of the prospectuses.

         The advisory fee is paid monthly at an annual rate which varies between 0.35% and 1.15% of the Fund's average daily net assets. The advisory fee is structured so that it will be 0.75% of the Fund's average daily net assets if the Fund's investment performance for the preceding twelve months (net of all fees and expenses, including the advisory fee) equals the Index Return. The advisory fee increases or decreases from the "fulcrum fee" of 0.75% by 4% of the difference between the Fund's investment performance during the preceding twelve months and the Index Return during that period, up to the maximum fee of 1.15% of average daily net assets or down to the minimum fee of 0.35%. The following table shows examples of the advisory fees which would be applicable at the stated levels of the Fund's performance relative to the Index Return for a particular twelve-month period:

                                                 ADVISORY FEE
         FUND PERFORMANCE                      (AS % OF AVERAGE
      (NET OF FEES AND EXPENSES)                 NET ASSETS)
      --------------------------               -----------------
Index Return + 10 percentage points or more.           1.15%
Index Return +  9 ..........................           1.11
Index Return +  8 ..........................           1.07
Index Return +  7 ..........................           1.03
Index Return +  6 ..........................           0.99
Index Return +  5 ..........................           0.95
Index Return +  4 ..........................           0.91
Index Return +  3 ..........................           0.87
Index Return +  2 ..........................           0.83
Index Return +  1 ..........................           0.79
Index Return    0 ..........................           0.75
Index Return -  1 ..........................           0.71
Index Return -  2 ..........................           0.67
Index Return -  3 ..........................           0.63
Index Return -  4 ..........................           0.59
Index Return -  5 ..........................           0.55
Index Return -  6 ..........................           0.51
Index Return -  7 ..........................           0.47
Index Return -  8 ..........................           0.43
Index Return -  9 ..........................           0.39
Index Return - 10 percentage points or more.           0.35

         Pursuant to the provisions of the Advisory Agreement, the Adviser will receive one twelfth of the performance-related portion of the fee computed for the preceding twelve-month period. For the fiscal year ended May 31, 1996, the Adviser received an investment advisory fee of $73,369 (0.27%), following certain voluntary waivers. Pursuant to the provisions of the Advisory Agreement, the Adviser was entitled to recieve an advisory fee of $95,827 (0.35%) for the fiscal year ended May 31, 1996. Absent this provision in the Advisory Agreement and the voluntary waivers undertaken by the Adviser, the Adviser would have been entitled to recieve an advisory fee of $238,006 (0.87%), based on the Funds performance for the fiscal year ended May 31, 1996, pursuant to the performance schedule above. The Adviser has agreed to waive a portion of its advisery fee to limit the Fund's expenses to 1.60%.


         The advisory fee paid by the Fund may exceed the advisory fees paid by most other investment companies, even if the investment performance of the Fund is less than the Index Return. In addition, the "fulcrum fee" of 0.75% is higher than the fees paid by most other investment companies, although it is not necessarily higher than the fees paid by most fund portfolios having the same investment objectives and policies. Investors may pay higher advisory fees under the performance arrangement even though the Fund's performance may have declined. For example, if the market declined, the Index dropped by 27 percentage points and the Fund's performance declined by 17%, the Fund would pay the maximum advisory fee.

         In the event the Index is no longer published or available or becomes an inappropriate measure of the Fund's performance, the Trustees will meet to approve another appropriate index or will negotiate a fixed advisory fee with the Adviser.


THE SUB-ADVISER.

         Carillon Advisers, Inc., an Ohio corporation with offices at 1876 Waycross Road, Cincinnati, Ohio 45246, is registered as an investment adviser under the Investment Advisers Act of 1940. The Sub-Adviser is a wholly-owned subsidiary of Union Central Life. Carillon and its affiliates currently act as an investment adviser to Carillon Group of Mutual Funds, which consist of the Carillon Fund, Inc. and the Carillon Investment Trust.



THE SUB-ADVISORY AGREEMENT.

         The Sub-Adviser serves pursuant to an Investment Sub-Advisory Agreement with the Adviser dated September 18, 1996 (the "Sub-Advisory Agreement").

         Under the Sub-Advisory Agreement, Carillon provides, subject to the Adviser's direction, a portion of the investment advisory services for which the Adviser is responsible pursuant to the Advisory Agreement relating to the Fund. The Sub-Adviser provides investment research and advice with respect to securities and investments and cash equivalents in the Fund. Research services provided by the Sub-Adviser include information, analytical reports, computer screening studies, statistical data and factual resumes pertaining to high yield securities. Such supplemental research may be subject to additional analysis by the Adviser.

         Under the Sub-Advisory Agreement, the Sub-Adviser receives from First Summit an annual fee in the amount of $150,000 per year. If the Sub-Adviser renders services to the Adviser under the Sub-Advisory Agreement for a period that is less than twelve months in length, the Sub-Adviser is entitled to a pro-rata portion of such fee, or such other fee as shall be agreed to by the Adviser and the Sub-Adviser, not to exceed the equivalent of the pro-rata portion of such fee. In the event that the amount payable as the Sub-Adviser's fees exceeds the amount of advisory fees paid to the Adviser pursuant to the Advisory Agreement, the difference will be shared equally by the Adviser's general partners, Freeman and Carillon, or paid by the Joint Venture.


         The Sub-Advisory Agreement, which became effective on September 18, 1996, shall continue in effect for two years. It is renewable annually thereafter for successive periods not to exceeds one year each (i) by a vote of the Trustees or by a vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) thereof, cast in person at a meeting called for the purpose of voting on such approval.

         The Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days' written notice to the Adviser and Carillon, and by the Adviser or Carillon, upon ninety (90) days' written notice to the other party and the Fund. The Sub-Advisory Agreement shall also terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act, and in the event of any act or event that terminates the Advisory Agreement between the Adviser and the Fund.

         Prior to the implementation of the Sub-Advisory Agreement, the Adviser had entered into an Investment Service Agreement (the "Service Agreement") with the Trust and Union Central Life, which permitted the Adviser to have access to and to utilize Union Central Life's advisory personnel, administrative services, supplies and equipment in the performance of its advisory services and functions under the Advisory Agreement. In consideration for such services, the Adviser paid Union Central Life for the costs, direct or indirect, fairly attributable thereto, but in no event less than $65,000 per year or such other amount as was agreed to by the Adviser and Union Central Life. For the fiscal year ended May 31, 1996, the Adviser paid Union Central Life $65,000 pursuant to the Service Agreement. The Service Agreement was terminated on September 18, 1996.

                           MANAGEMENT-RELATED SERVICES

         BISYS SERVICE AGREEMENTS. As more fully described below, the Trust has entered into a number of agreements with affiliates of BISYS Fund Services, Inc., a Delaware corporation, pursuant to which management-related and other services are performed for the Fund. BISYS Fund Services, Limited Partnership (d.b.a. "BISYS Fund Services"), an Ohio limited partnership of which BISYS Fund Services, Inc. is the General Partner, serves as the Administrator of the Fund (the "Administrator"), and as the Fund's distributor or principal underwriter (the "Distributor") (see "Distribution Plans -- The Distributor"). BISYS Fund Services, Inc. is a wholly-owned subsidiary of The BISYS Group Inc. WC Subsidiary Corporation, also a wholly-owned subsidiary of BISYS Fund Services, Inc., is the sole limited partner of BISYS Fund Services.

         BISYS Fund Services Ohio, Inc. ("BISYS"), an Ohio corporation and also a wholly-owned subsidiary of The BISYS Group, Inc., serves as Fund Accountant to the Fund (the "Fund Accountant") and additionally acts as the Fund's transfer and dividend disbursing agent (the "Transfer Agent"). Each of the "BISYS Companies" has its principal offices at 3435 Stelzer Road, Columbus, OH 43219.


         ADMINISTRATOR. Pursuant to an Amended and Restated Management and Administration Agreement with the Trust dated September 27, 1995 (the "Administration Agreement"), BISYS Fund Services, as Administrator of the Fund and subject to the direction and control of the Trustees, supervises all aspects of the operation of the Fund except those performed by the Fund's Adviser, the Sub-Adviser, custodian,

Transfer Agent and Fund Accountant pursuant to their respective agreements with the Trust. The Administrator is obligated to maintain office facilities for the Trust; furnish statistical and research data, clerical and certain bookkeeping services, and stationery and office supplies; prepare periodic reports to the SEC on Form N-SAR; assist the Trust or its designee in the preparation of, and file, the Fund's federal and state tax returns; assist the Trust in preparing Annual and Semi-Annual Reports to Shareholders and its Registration Statements; and keep and maintain certain financial accounts and records of the Fund. Partners, officers or employees of the Administrator may serve as officers or employees of the Trust and, under such circumstances, will be compensated by the Administrator. (See "Compensation of Trustees.")



         For services rendered and expenses borne by the Administrator pursuant to the Administration Agreement, the Fund pays the Administrator a fee, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of each class of the Fund. Currently, the Administrator is waiving that portion of such fee which exceeds 0.15%. For the fiscal year ended May 31, 1996, the Administrator received administration fees of $54,750, of which the Administrator voluntarily reduced $13,693.


         The Administration Agreement further provides that the Administrator will not be liable for losses suffered by the Fund except for any loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard in the performance by the Administrator of its obligations under such agreement.

         Following an initial three-year term expiring May 31, 1997, the Administration Agreement is renewable automatically for successive one-year terms, unless terminated by mutual agreement of the parties or by either party for "cause," in either such case by written notice of non-renewal given to the other party at least 60 days prior to expiration of the then-current term. Such annual continuance is subject to annual review (as to "cause") and approval (a) by vote of a majority of the Trustees or of a majority of the Fund's outstanding voting securities and (b) by vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Administrator. "Cause" for purposes of the foregoing means, with respect to a party: (i) willful misfeasance, bad faith, gross negligence or reckless disregard; (ii) a final judgment or administrative order finding guilt of criminal or unethical business conduct; (iii) financial difficulties evidenced by bankruptcy, liquidation or reorganization proceedings; or (iv) circumstances of substantial impairment of ability to perform the Administration Agreement. Termination or replacement of the Administrator other than for such "cause" would entitle the Administrator to receive from the Trust as liquidated damages the balance of the fees due under the Administration Agreement for the remainder of the term in which such termination or replacement takes place.

FUND ACCOUNTANT.


         Pursuant to an Amended and Restated Fund Accounting Agreement with the Trust dated September 27, 1995 (the "Accounting Agreement"), BISYS, the Fund Accountant, is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund and calculating yield, dividends and capital gain distributions; and preparing security position, transaction and cash position reports.



For such services, the Fund reimburses the Fund Accountant for all out-of-pocket expenses incurred by it (including all charges for delivery of materials, telephone and other communications expenses, and costs of pricing portfolio securities) and pays it a fee, computed daily and paid monthly, at the annual rate of 0.03% of the Fund's average daily net assets, provided, however, that such fee will not be less than $30,000. For the fiscal year ended May 31, 1996, the Fund Accountant received fees of $30,002.



         Following an initial one-year term expiring May 31, 1995, the Fund Accounting Agreement is renewable automatically for successive one-year terms, unless terminated by mutual agreement of the parties or by either party with or without "cause," in each case by written notice of non-renewal given to the other party at least 60 days prior to expiration of the then-current term. "Cause" for such purpose means, with respect to a party: (i) willful misfeasance, bad faith, gross negligence or reckless disregard of duty; (ii) a final judgment or administrative order finding guilt of criminal or unethical business conduct; (iii) financial difficulties evidenced by bankruptcy, liquidation or reorganization proceedings; or (iv) circumstances of substantial impairment of ability to perform the Accounting Agreement.


TRANSFER AGENT.

         Pursuant to an Amended and Restated Transfer Agency Agreement with the Trust dated September 27, 1995 (the "Transfer Agency Agreement"), BISYS also acts as the Trust's transfer, dividend disbursing and redemption agent. BISYS provides certain shareholder and other services to the Trust, including: furnishing account and transaction information; providing mailing labels for the distribution to Fund shareholders of financial reports, prospectuses, proxy statements and other such materials; providing compliance reporting; calculating distribution plan and marketing expenses; and maintaining shareholder account records.

         For such services, the Trust reimburses the Transfer Agent for all out-of-pocket expenses incurred by it (including all charges for delivery of materials, telephone and other communications expenses, and costs of postage, supplies, and the microfilm or microfiche reproduction and storage of records) and pays the Transfer Agent annual fees calculated in accordance with a schedule of charges set forth in the Transfer Agency Agreement. For the fiscal year ended May 31, 1996, the Transfer Agent received fees of $36,415.


     The Transfer Agency Agreement continues in effect through May 31, 1995 and thereafter unless terminated at any time by either party upon 90-days' written notice. To the extent BISYS continues to furnish services to the Trust beyond the date of any such termination, it shall continue to be paid its fees and expenses as provided in the Transfer Agency Agreement. In the event of termination, BISYS will be entitled to collect from the Trust a fee equal to 102% of its actual costs incurred in effecting such termination. Under the Transfer Agency Agreement, BISYS will be liable to the Trust only for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its duties. The Trust has otherwise agreed to indemnify BISYS and its officers, directors, nominees, employees and agents against claims, damages and liabilities, including counsel fees and other expenses, arising out of its performance of the Transfer Agency Agreement or based upon its reasonable reliance upon information furnished by the Trust, the Adviser, the Administrator, the Fund Accountant or another custodian of Trust or Fund records.

                              DISTRIBUTION PLANS

         The Trust's Distribution and Shareholder Service Plans (the "Plans"), one dated June 27, 1994, on behalf of the Summit High Yield Shares class, and one dated September 27, 1995, on behalf of the Summit High Yield Institutional Service Shares class, are written plans contemplated by Rule 12b-1 (the "Rule") promulgated under the 1940 Act. The Fund is authorized under the Plans to use the assets of each class to finance certain activities relating to the distribution of shares of that class to investors. The Plans are "compensation" plans providing for the payment of a fixed percentage of each class's average net assets to finance distribution expenses. Under the Plans, each class of the Fund pays monthly to BISYS Fund Services, as its principal underwriter, a distribution fee which may not exceed, on an annual basis, 0.25% of each class's average daily net assets.


         On July 7, 1992, the SEC approved amendments to Article III, Section 26 of the National Association of Securities Dealers, Inc. ("NASD") Rules of Fair Practice, the NASD's maximum sales charge rule relating to mutual fund shares. The amendments, which took effect July 7, 1993, establish limits on all types of sales charges, whether front-end, deferred or asset-based. These amendments may operate to limit the aggregate distribution fees to which shareholders may be subject under the terms of the Plans. BISYS Fund Services will monitor the Fund for compliance with the amended NASD rule.

         The Plans authorize BISYS Fund Services to use the distribution fee to pay, or reimburse expenses incurred by, banks, broker/dealers and other institutions which, pursuant to agreements with the Distributor, provide distribution assistance and/or shareholder services including, but not limited to, printing and distributing prospectuses to persons other than class shareholders, printing and distributing advertising and sales literature and reports to shareholders used in connection with selling shares of each class, furnishing personnel and communications equipment to service shareholder accounts and prospective shareholder inquiries. Such services may be performed by the Distributor or any of its affiliates.

         The Plans require that any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the Plans or any related agreement prepare and furnish to the Trustees for their review, at least quarterly, written reports complying with the requirements of the Rule and setting out the amounts expended under the Plans and the purposes for which those expenditures were made. The Plans provide that so long as they are in effect the selection and nomination of Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees then in office who are not interested persons of the Trust.


         Neither the Plans nor any related agreements can take effect until approved by a majority vote of both all the Trustees and those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to them, cast in person at a meeting called for the purpose of voting on the Plans and the related agreements. Such approval of the Plan on behalf of the Summit High Yield Shares class was obtained on May 24, 1994, and the Plan was also approved by the sole shareholder of the class on May 24, 1994. The necessary approval of the Plan by the Trustees and by the sole shareholder of the class on behalf of the Institutional Service Shares class of the Plan was obtained on September
27, 1995.


         The Plans will continue in effect only so long as their continuance is specifically approved at least annually by the Trustees in the manner described above for Trustee approval of the Plans. The Plans may be terminated at any time by a majority vote of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the Plans or in any agreement related to the Plans or by vote of a majority of the outstanding voting securities of each class.

         The Plans may not be amended so as to materially increase the amount of the distribution fees unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of the Summit High Yield Shares class or the Institutional Service Shares class, as appropriate. In addition, no material amendment may be made unless approved by the Trustees in the manner described above for Trustee approval of the Plans.

         For the fiscal year ended May 31, 1996, BISYS Fund Services, as the Fund's principal underwriter, received $67,104 in distribution fees payable pursuant to the Plan adopted on behalf of the Summit High Yield Shares class. The following is a breakdown of the expenses paid for by the Summit High Yield Shares class of the Fund out of distribution fees for the period: (i) advertising, $0; (ii) printing and mailing of prospectuses to other shareholders, $0; (iii) compensation to underwriters, $67,104; (vi) compensation to sale personnel, $0 and (v) other, $0. For the period from January 19, 1996 (the commencement of the offering of the class) to May 31, 1996, BISYS Fund Services received $820 in distribution fees payable pursuant to the Plan adopted on behalf of Summit High Yield Institutional Service
Shares class. The following is a breakdown of the expenses paid by the Summit High Yield Institutional Service Shares class of the Fund out of distribution fees for the period from January 19, 1996 to May 31, 1996: (i) advertising, $0;
(ii) printing and mailing of prospectuses to other shareholders, $0; (iii) compensation to underwriters, $820; (iv) compensation to sales personnel, $0; and (v) other, $0.


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



THE DISTRIBUTOR.

         BISYS Fund Services serves as the Fund's Distributor or principal underwriter (the "Distributor") pursuant to an Amended and Restated Distribution Agreement with the Trust dated September 27, 1995 (the "Distribution Agreement"). BISYS Fund Services is registered as a broker-dealer under the 1934 Act and is a member of the NASD. The offering of the Fund's shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use appropriate efforts to solicit orders for the sale of Fund's shares and undertake such advertising and promotion as it deems reasonable, including, but not limited to, advertising, compensation to underwriters, dealers and sales personnel, printing and mailing prospectuses to persons other than current Fund shareholders, and printing and mailing sales literature. For the period of June 27, 1994 through May 31, 1995, and for the fiscal year ended May 31, 1996, the Distributor received $262 and $11,717, respectively, in underwriting commissions for the sale of the Summit High Yield Shares class of the Fund, all of which commissions were retained by the Distributor. The Distributor did not receive any underwriting commissions for sale of the Summit High Yield Institutional Services Shares class of the Fund. Aside from the receipt of these underwriting commissions and the payment of distribution fees as described earlier in this Consolidated Statement of Additional Information, the Distributor did not receive any other compensation from the Fund.


         In addition, the Distributor has the right, as principal, to purchase Fund shares at their net asset value and to sell such shares to the public, or to dealers who have entered into selected dealer agreements with the Distributor, in both cases against orders for such shares, at the public offering price (i.e., net asset value, in the case of shares of the Institutional Service Shares class, and net asset value plus a sales charge of 4.50%, in the case of shares of the Summit High Yield Shares class) or, in the case of sales to dealers, at the public offering price, less a concession determined by the Distributor which may not exceed the amount of the sales charge or underwriting discount (for the Summit High Yield Shares class).


                             PORTFOLIO TRANSACTIONS

INVESTMENT OR BROKERAGE DISCRETION.

         Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by the Adviser. The Adviser is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. The Fund's purchases and sales of portfolio securities are normally done on a principal basis and do not involve the payment of a commission although they may involve the designation of selling concessions. That part of the discussion below relating solely to brokerage commissions would not normally apply to the Fund. For the fiscal year ended May 31, 1996, the Fund did not pay any brokerage commissions on brokerage transactions.

HOW BROKERS AND DEALERS ARE SELECTED.

         FIXED-INCOME SECURITIES. Fixed-income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client, although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

         The Adviser may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in an underwriting. The Fund may receive brokerage and research services in connection with such designations in a fixed priced underwriting.

         In purchasing and selling the Fund's portfolio securities, it is the Adviser's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and, in the case of agency transactions (in which the Fund does not generally engage), at competitive commission rates. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute the Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, and brokerage and research services provided by them. It is not the policy of the Adviser to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

HOW EVALUATIONS ARE MADE OF THE OVERALL REASONABLENESS OF BROKERAGE COMMISSIONS PAID.

         On a continuing basis, the Adviser seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Fund. In evaluating the reasonableness of commission rates, the Adviser considers: (i) historical commission rates; (ii) rates which other institutional investors are paying based on available public information; (iii) rates quoted by brokers and dealers; (iv) the size of a particular transaction in terms of the number of shares, dollar amount, and number of clients involved; (v) the complexity of a particular transaction in terms of both execution and settlement; (vi) the level and type of business done with a particular firm over a period of time; and (vii) the extent to which the broker or dealer has capital at risk in the transaction.

DESCRIPTION OF RESEARCH SERVICES RECEIVED FROM BROKERS AND DEALERS.

         The Adviser receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the Adviser by or through broker-dealers.

         Research services received from brokers and dealers are supplemental to the Adviser's own research effort and, when utilized, are subject to internal analysis before being incorporated by the Adviser into its investment process. As a practical matter, it would not be possible for the Adviser to generate all of the information presently provided by brokers and dealers. The Adviser also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms may not reduce the Adviser's normal research activities, the expenses of the Adviser could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, the Adviser may be relieved of expenses which it might otherwise bear.

         The Adviser has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the 1934 Act, the Adviser may from time-to-time receive services and products which serve both research and non-research functions. In such event, the Adviser makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.

COMMISSIONS TO BROKERS WHO FURNISH RESEARCH SERVICES.

         With regard to the payment of brokerage commissions, the Adviser has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the 1934 Act which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the Adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the Adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while the Adviser cannot readily determine the extent to which commission rates charged by broker-dealers reflect the value of their research services, the Adviser would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker.

INTERNAL ALLOCATION PROCEDURES.

         The Adviser will follow a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. The Adviser expects that the majority of brokerage placement will be determined by the needs of a specific transaction such as market-making availability of a buyer or seller of a particular security, or specialized execution skills. However, the Adviser may adopt an internal brokerage allocation procedure for that portion of its discretionary client brokerage or selling concessions business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

PORTFOLIO TURNOVER.

         The Fund is free to dispose of its portfolio securities at any time, subject to complying with the Internal Revenue Code and the 1940 Act, when changes in circumstances or market conditions make such a move desirable in light of the Fund's investment objectives. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, and transactions will be undertaken with a view to achieving the Fund's investment objectives.

         The Fund does not intend to use short-term trading as a primary means of achieving its investment objectives. The rate of portfolio turnover shall be calculated by dividing: (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

         Under normal market circumstances, the portfolio turnover rate for the Fund is not expected to exceed 100%. High portfolio turnover rates may involve corresponding greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and ultimately, by the Fund's shareholders. In addition, high portfolio turnover rates may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.


         For the fiscal year ended May 31, 1996, the portfolio turnover rate for the Fund was 91.43%; for the period from June 27, 1994 (commencement of operations) to May 31, 1995, the portfolio turnover rate for the Fund was 158.36%. The significant variation in portfolio turnover rates over such periods was due to an increase in the assets of the Fund, which caused the Fund to reposition its portfolio holdings in order to meet its investment objectives and policies.


MISCELLANEOUS.

         From time to time, orders for clients may be placed through a computerized transaction network.

         The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.


         The Adviser currently manages only the Fund. However, the Sub-Adviser and Union Central Life manage a variety of investment portfolios and accounts, some of which have investment objectives and programs similar to those of the Fund. Although investment recommendations or determinations for the Fund will be made by the Adviser independently from recommendations or determinations made by such other entities for their respective portfolios and accounts, the latter may occasionally make recommendations to their clients which result in their purchasing, or selling, the same securities simultaneously with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. In such circumstances, the Adviser and the Sub-Adviser may determine or agree that orders for the purchase or sale of the same security for the Fund and one or more other portfolios should be combined, in which event the transactions will be averaged as to price and normally allocated as nearly as practicable in proportion to the amounts desired to be purchased or sold for each portfolio.


                                  CAPITAL STOCK

         The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The Trust presently offers two classes of shares; each share represents an interest in the Fund portfolio proportionately equal to the interest of each other share of such portfolio. Shareholders of each class vote on matters affecting their respective class, and neither class may vote on matters that affect only the other class. Upon the Trust's liquidation, all shareholders of the Fund would share pro-rata in the net assets of such portfolio available for distribution to shareholders.

         If they deem it advisable and in the best interests of shareholders, the Trustees may create additional classes of shares which may differ from each other only as to expenses and dividends or additional series of shares, each of which may have separate assets and liabilities (in which case any such series would have a designation including the word "Trust" or "Fund"). If additional series of shares or classes are created, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Trustees. Upon the Trust's liquidation, all shareholders of a portfolio would share pro-rata in the net assets of such portfolio available for distribution to shareholders of the portfolio, but, as shareholders of such portfolio, would not be entitled to share in the distribution of assets belonging to any other portfolio.


         As of the date of this Combined Statement of Additional Information, the Trustees have designated one portfolio of the Trust: the Summit High Yield Fund, and the Trustees have created three classes of shares in the Fund: the Summit High Yield Shares class, the Summit High Yield Institutional Service Shares class, and the Summit High Yield Institutional Shares class. This Combined Statement of Additional Information relates to the Summit High Yield Shares class and the Summit High Yield Institutional Service Shares class. Shares of the Summit High Yield Institutional Shares class are not presently offered to the public.


                              PRICING OF SECURITIES

         Securities which are traded on stock exchanges are valued at the last sales price as of the close of the Exchange, or lacking any sales, at the closing bid prices. Securities traded only in the "over-the-counter" market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the Exchange. Fixed-income securities are generally traded in the over-the-counter market. Securities and assets for which market quotations are not readily available or not obtained from a pricing service are valued at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees. If approved by the Trustees, the Fund may make use of a pricing service or services in determining the net asset value of the Fund. Debt securities with a remaining maturity of 60 days or less are valued on an amortized cost basis, which the Trustees have determined reflects fair value.

         There are a number of pricing services available, and the Trustees, on the basis of ongoing evaluation of these services, may use or may discontinue the use of any pricing service in whole or in part.

         For the purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean of the bid and offer prices of such currency against U.S. dollars quoted by any major bank.

         Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value, as determined in good faith by the Adviser, as authorized by the Trustees.

                                    DIVIDENDS

         A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at their net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change.

                                   TAX STATUS

         The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").

         Dividends and distributions paid by the Fund are not eligible for the dividends received deduction for corporate shareholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. The Fund must declare dividends equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute 100% of ordinary income and capital gains as of its tax year-end to avoid federal income tax.

         At the time of your purchase, the Fund's net asset value may reflect undistributed capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as either dividends or capital gain distributions. For federal income tax purposes, the Fund is permitted to carry forward its net realized capital losses, if any, for eight years, and realize net capital gains up to the amount of such losses without being required to pay taxes on or distribute such gains.

         If, in any taxable year, the Fund should not qualify as a regulated investment company under the Code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to shareholders; and (ii) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital dividends).

         To the extent the Fund invests in foreign securities, the Fund may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally from 10% to 35%, although lesser and greater amounts may be incurred. The investment yield of the Fund will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign taxes but may not be able to claim a foreign tax credit or deduction for these foreign taxes. If the Fund is eligible for and makes an election to allow its shareholders to claim a foreign tax credit or deduction for these taxes for any taxable year, the shareholders will be notified. In addition, if the Fund invests in securities of passive foreign investment companies, it may be subject to U.S. federal income taxes (and interest on such taxes) as a result of such investments. The investment yield of the Fund will be reduced by such taxes and interest. Shareholders will bear the cost of these taxes and interest but will not be able to claim a deduction for these amounts.

FOREIGN CURRENCY GAINS AND LOSSES.

         Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased. Adjustments, to reflect these gains and losses will be made at the end of the Fund's taxable year.

                             INVESTMENT PERFORMANCE

         For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return and yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

YIELD INFORMATION.

         From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                              a-b     6
               YIELD     = 2[(--- + 1)  - 1]
                              cd

Where:

                  a = dividends and interest earned during the period.

                  b = expenses accrued for the period (net of
                      reimbursements).

                  c = the average daily number of shares outstanding during
                      the period that were entitled to receive dividends.

                  d = the maximum offering price per share on the last
                      day of the period.


Yields for the Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30 day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's offering price (including the 4.50% sales charge, in the case of shares of the Summit High Yield Shares class) at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purposes of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements. For the 30-day period ended May 31, 1996, the Fund's yield for the shares of the Summit High Yield Shares class was 10.13%. For the 30-day period ended May 31, 1996, the Fund's yield for the shares of the Summit High Yield Institutional Service Shares class was 10.36%.

TOTAL RETURN PERFORMANCE.

         Under the rules of the Commission, funds advertising performance must include total return quotes, "T" below, calculated according to the following formula:

                            n
                    P(1 + T)  = ERV

     Where:         P = a hypothetical initial payment of $1,000

                    T = average annual total return

                    n = number of years (1, 5 or 10)

                  ERV = ending redeemable value of a
                        hypothetical $1,000 payment made at
                        the beginning of the 1, 5 or 10 year
                        periods (or fractional portion
                        thereof).

         The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment (in the case of shares of the Summit High Yield Shares class) and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund. Based on the foregoing calculation, the aggregate total returns for the fiscal year ended May 31, 1996 and the average annual total return for the period from June 27, 1994 to May
31, 1995 for the Summit High Yield Shares class were 20.34% and 9.97%, respectively. The total return figures do not reflect the deduction of the maximum 4.50% front-end sales charge which may be assessed purchasers of shares of the Summit High Yield Shares class. The aggregate total return, after the deduction of the front-end slales charge for the same period, for the Summit High Yield Shares class were 14.88% and 5.03%, respectively. Based on the foregoing calculation, the aggregate total return for the period from January 19, 1995 for the Summit High Yield Institutional Service Shares class was 20.16%.


         The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International

Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $1,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund would, however, disclose the maximum sales charge and would also disclose that the performance data does not reflect sales charges and that the inclusion of sales charges would reduce the performance quoted, if a sales charge is in effect. To calculate its average annual total return, the aggregate return is then annualized according to the Commission's formula for total return quotes, outlined above. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period.

         The Fund may also advertise the performance rankings assigned by various publications and statistical services, including but not limited to SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be presented from time to time by such analysis as Dow Jones, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, IBC/Donaghue's Average/U.S. Government and Agency, or as they appear in various publications including but not limited to The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other regional publications.

                                     GENERAL

REDEMPTION-IN-KIND.

         Although it is the Fund's present policy to make payment of redemption proceeds in cash, if the Trustees determine it appropriate, redemption proceeds may be paid in whole or in part by a distribution in kind of securities held by the Fund. If a redemption-in-kind is made, a shareholder might be required to bear transaction costs, including brokerage commissions, to dispose of such securities.

REPURCHASE OF SHARES.

         The Distributor is authorized to repurchase Fund shares through certain securities dealers who have entered into selected dealer agreements with the Distributor. The offer to repurchase may be suspended by the Distributor at any time. Dealers may charge for their services in connection with a repurchase, but neither the Fund nor the Distributor makes any such charge. Repurchase arrangements differ from redemptions in that the dealer buys the shares as principal from his customer in lieu of tendering shares to the Fund for redemption as agent for the customer. The proceeds to the shareholder will be the net asset value of the shares repurchased as next determined after receipt of the repurchase order by the dealer. By a repurchase, the customer should be able to receive the sale proceeds from the dealer more quickly. Shareholders should contact their dealers for further information as to how to effect a repurchase and the dealer's charges applicable thereto.

PAYMENT FOR SHARES PRESENTED.

         Payment for shares presented for redemption will be based on the Fund's net asset value next computed after a request is received in proper form at the Transfer Agent's office. Payment proceeds will be mailed within seven days following receipt of all required documents. However, payment may be postponed or the right of redemption suspended: (i) for any period during which the New York Stock Exchange is closed for other than customary weekend and holiday closing or during which trading on the New York Stock Exchange is restricted;
(ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may by order permit for the protection of shareholders, provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in
(i) and (ii) exist. Payment of proceeds may also be delayed if the shares to be redeemed or repurchased were purchased by check and that check has not cleared (which may be up to 15 days or more).

CUSTODIAN.

         The Fifth Third Bank (the "Custodian"), a banking company organized under the laws of Ohio, is the Custodian for the Fund's securities and cash, but it does not participate in the Fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Custodian and may be entered into the Federal Reserve Book Entry System or the security depository system of the Depository Trust Corporation. The Custodian's principal offices are located at 38 Fountain Square Plaza, Cincinnati, OH 45263. Foreign securities are held with selected foreign sub-custodians through arrangements with State Street Bank & Trust Co. N.A.

INDEPENDENT ACCOUNTANTS.


         The Trust's independent accountants, Coopers & Lybrand L.L.P., 100 East Broad Street, Columbus, OH 43215, audits the Trust's annual financial statements, assist in the preparation of certain reports to the SEC and prepare the Trust's tax returns.

                              FINANCIAL INFORMATION




         The Fund's Financial Statements for the year ended May 31, 1996, for the Summit High Yield Shares class and for the period ended May 31, 1996 for the Summit High Yield Institutional Service Shares class, including the Report of Independent Accountants, are incorporated into this Combined Statement of Additional Information. The Report may be obtained free of charge by calling the Trust at 1-800-272-3442, or writing to the Trust at its address listed on the cover of this Combined Statement of Additional Information.

 REPORT OF INDEPENDENT ACCOUNTANTS                        Summit High Yield Fund
-------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Summit Investment Trust

We have audited the accompanying statement of assets and liabilities of the Summit High Yield Fund, including the schedule of portfolio investments, as of May 31, 1996, and the related statement of operations, statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of Summit Investment Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1996 by correspondence with the custodian and brokers or other auditing procedures where confirmations from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit High Yield Fund as of May 31, 1996, and the results of its operations and the changes in its net assets and the financial highlights for the periods presented in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

Columbus, Ohio
July 16, 1996

 SUMMIT HIGH YIELD FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 1996

                             ASSETS:

Investments, at value (Cost $27,549,472).......................... $29,603,560
Interest receivable...............................................     839,558
Unamortized organization costs....................................         381
                                                                   -----------
    Total Assets..................................................  30,443,499
                                                                   -----------
                           LIABILITIES:
Accrued expenses and other payables:
  Investment advisory fees........................................         124
  Administration fees.............................................       1,241
  12b-1 fees (High Yield shares)..................................       5,986
  12b-1 fees (Institutional Service shares).......................          38
  Custodian and accounting fees...................................       1,411
  Legal and audit fees............................................      13,225
  Transfer agent fees.............................................       5,253
  Printing costs..................................................      14,532
  Other...........................................................       1,143
                                                                   -----------
    Total Liabilities.............................................      42,953
                                                                   -----------
                           NET ASSETS:
Capital...........................................................  27,583,681
Undistributed net investment income...............................       7,287
Net unrealized appreciation on investments........................   2,054,088
Accumulated undistributed net realized gains on investment
 transactions.....................................................     755,490
                                                                   -----------
    Net Assets.................................................... $30,400,546
                                                                   ===========
Net Assets
  High Yield shares............................................... $28,627,871
  Institutional Service shares....................................   1,772,675
                                                                   -----------
  Total........................................................... $30,400,546
                                                                   ===========
Outstanding units of beneficial interest (shares)
  High Yield shares...............................................   2,591,388
  Institutional Service shares....................................     160,746
                                                                   -----------
  Total...........................................................   2,752,134
                                                                   ===========
Net asset value
  Redemption price per share--High Yield shares...................      $11.05
  Offering and Redemption price per share--Institutional Service
   shares.........................................................      $11.03
                                                                   ===========
Maximum Sales Charge--High Yield shares...........................        4.50%
                                                                   ===========
Maximum Offering Price--High Yield shares (100%/(100%-Maximum
 Sales Charge) of net asset value adjusted to nearest cent)
 per share........................................................      $11.57
                                                                   ===========

                       See notes to financial statements.

SUMMIT HIGH YIELD FUND

                            STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MAY 31, 1996

INVESTMENT INCOME:
Interest income..................................................... $3,015,442
Dividend income.....................................................      2,750
                                                                     ----------
  Total Income......................................................  3,018,192
                                                                     ----------
EXPENSES:
Investment advisory fees............................................    238,006
Administration fees.................................................     54,750
12b-1 fees--High Yield shares.......................................     67,104
12b-1 fees--Institutional Service shares (a)........................        820
Custodian and accounting fees.......................................     46,695
Legal and audit fees................................................     61,064
Organization costs..................................................      5,319
Trustees' fees......................................................     29,024
Transfer agent fees.................................................     36,415
Registration and filing fees........................................     24,093
Printing costs......................................................     30,886
Other...............................................................     21,624
Expenses waived.....................................................   (178,330)
                                                                     ----------
  Total Expenses....................................................    437,470
                                                                     ----------
Net investment income...............................................  2,580,722
                                                                     ----------
REALIZED/UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investment transactions.......................  1,021,588
Net change in unrealized appreciation on investments................  1,498,333
                                                                     ----------
Net realized/unrealized gains on investments........................  2,519,921
                                                                     ----------
Change in net assets resulting from operations...................... $5,100,643
                                                                     ==========

------
(a) For the period from January 19, 1996 to May 31, 1996.

                       See notes to financial statements.

 SUMMIT HIGH YIELD FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                    FOR THE PERIOD
                                                    FOR THE YEAR  FROM JUNE 27, 1994
                                                       ENDED              TO
                                                    MAY 31, 1996   MAY 31, 1995(a)
                                                    ------------  ------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income.........................     $ 2,580,722      $ 2,169,841
 Net realized gains (losses) on investment
  transactions.................................       1,021,588         (199,151)
 Net change in unrealized appreciation on
  investments..................................       1,498,333          555,755
                                                    -----------      -----------
Change in net assets resulting from operations.       5,100,643        2,526,445
                                                    -----------      -----------
DISTRIBUTIONS TO HIGH YIELD SHAREHOLDERS FROM:
 Net investment income.........................      (2,515,712)      (2,169,771)
 Net realized gains............................         (66,947)
DISTRIBUTIONS TO INSTITUTIONAL SHAREHOLDERS FROM(B):
 Net investment income.........................         (52,460)
 In excess of net investment income............          (5,333)
                                                    -----------      -----------
 Change in net assets from shareholder
  distributions................................      (2,640,452)      (2,169,771)
                                                    -----------      -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued...................       3,568,045       25,414,219
 Dividends reinvested..........................       2,865,386        1,904,681
 Cost of shares redeemed.......................      (6,168,600)             (50)
                                                    -----------      -----------
 Change in net assets from capital
  transactions.................................         264,831       27,318,850
                                                    -----------      -----------
 Change in net assets..........................       2,725,022       27,675,524
NET ASSETS:
 Beginning of period...........................      27,675,524
                                                    -----------      -----------
 End of period.................................     $30,400,546      $27,675,524
                                                    ===========      ===========
SHARE TRANSACTIONS:
 Sold..........................................         333,322        2,542,739
 Reinvested....................................         272,922          194,929
 Redeemed......................................        (591,773)              (5)
                                                    -----------      -----------
Change in shares...............................          14,471        2,737,663
                                                    ===========      ===========

------
(a) Period from commencement of operations.
(b) For the period from January 19, 1996 to May 31, 1996.

                       See notes to financial statements.

SUMMIT HIGH YIELD FUND

                            SCHEDULE OF INVESTMENTS
                                  MAY 31, 1996

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------  -----------
 CORPORATE BONDS (96.6%):
 Consumer (8.5%):
 Consumer Goods & Services (3.3%):
 1,000,000 Renaissance Cosmetics, Inc.,
            13.75%, 8/15/01........................................  $ 1,000,000
                                                                     -----------
 Food Processors (5.2%):
 1,000,000 Foodbrands America,
            10.75%, 5/15/06........................................    1,017,500
 1,000,000 PM Holdings Corp.,
            0.00%, 9/1/00 (b)......................................      558,750
                                                                     -----------
                                                                       1,576,250
                                                                     -----------
   Total Consumer..................................................    2,576,250
                                                                     -----------
 Energy (6.6%):
 Oil/Gas Exploration (4.9%):
 1,000,000 Mesa Capital Corp.,
            12.75%, 6/30/98 .......................................    1,000,000
   500,000 Trans Texas Gas Corp.,
            11.50%, 6/15/02........................................      486,250
                                                                     -----------
                                                                       1,486,250
                                                                     -----------
 Oilfield Service (1.7%):
   500,000 Energy Ventures, Inc.,
            10.25%, 3/15/04........................................      518,750
                                                                     -----------
   Total Energy....................................................    2,005,000
                                                                     -----------
 Financial Sector (2.5%):
 Leasing (2.5%):
 1,000,000 Tiphook Finance,
            7.13%, 5/1/98..........................................      750,000
                                                                     -----------
   Total Financial Sector..........................................      750,000
                                                                     -----------
 Manufacturing (37.1%):
 Apparel/Textile (6.5%):
   500,000 CMI Industries,
            9.50%, 10/1/03.........................................      390,000
 1,000,000 Synthetic Industries, Inc.,
            12.75%, 12/1/02........................................    1,055,000
   500,000 Tultex Corp.,
            10.63%, 3/15/05 .......................................      518,125
                                                                     -----------
                                                                       1,963,125
                                                                     -----------
 Auto & Related (6.0%):
 1,000,000 Great Dane Holdings,
            14.50%, 1/1/06.........................................      960,000

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 CORPORATE BONDS, CONTINUED:
 Manufacturing, continued:
 Auto & Related, continued:
 1,000,000 Venture Holdings,
            9.75%, 4/1/04.........................................   $   875,000
                                                                     -----------
                                                                       1,835,000
                                                                     -----------
 Chemical (3.3%):
 1,000,000 Carlisle Plastics, Inc.,
            10.25%, 6/15/97.......................................     1,001,250
                                                                     -----------
 General Industrial (11.6%):
 1,000,000 Haynes International, Inc.,
            13.50%, 8/15/99.......................................     1,000,000
   500,000 IMO Industries,
            11.75%, 5/1/06**......................................       518,750
 1,000,000 International Wire,
            11.75%, 6/1/05........................................       995,000
 1,000,000 Terex Corp.,
            13.75%, 5/15/02.......................................     1,025,000
                                                                     -----------
                                                                       3,538,750
                                                                     -----------
 Information Services/Technology (3.4%):
 1,000,000 Computervision Industries Corp.,
            11.38%, 8/15/99.......................................     1,040,000
                                                                     -----------
 Paper Products (6.3%):
   500,000 Florida Coast Paper,
            12.75%, 6/1/03........................................       511,250
 1,000,000 Gaylord Container Corp.,
            12.75%, 5/15/05.......................................     1,051,250
    10,000 S.D. Warren Co.,*
            14.00%, 12/15/06***...................................       350,000
                                                                     -----------
                                                                       1,912,500
                                                                     -----------
   Total Manufacturing............................................    11,290,625
                                                                     -----------
 Service (26.5%):
 Gaming/Hotels (9.4%):
   500,000 Casino Magic Finance,
            11.50%, 10/15/01......................................       525,000
   500,000 Harveys Casino Resorts,
            10.63%, 6/1/06........................................       503,750
   500,000 Majestic Star Casino,
            12.75%, 5/15/03.......................................       526,250
   500,000 Riviera Holdings,
            11.00%, 12/31/02......................................       490,000

                                   Continued

 SUMMIT HIGH YIELD FUND

                                  MAY 31, 1996

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 CORPORATE BONDS, CONTINUED:
 Service, continued:
 Gaming/Hotels, continued:
 1,000,000 Santa Fe Hotel, Inc.,
            11.00%, 12/15/00......................................   $   795,000
                                                                     -----------
                                                                       2,840,000
                                                                     -----------
 Grocery (2.8%):
 1,000,000 Eagle Food Centers,
            8.63%, 4/15/00........................................       860,000
                                                                     -----------
 Health Care (3.2%):
 1,000,000 Regency Health Services,
            9.88%, 10/25/02.......................................       975,000
                                                                     -----------
 Media & Cable (6.3%):
 1,000,000 Chancellor Broadcasting,
            9.38%, 10/1/04........................................       940,000
 1,000,000 Helicon Group, Inc.,
            9.00%, 11/1/03 (c)....................................       987,500
                                                                     -----------
                                                                       1,927,500
                                                                     -----------
 Retail Stores (3.1%):
 1,000,000 Parisian, Inc.,
            9.88%, 7/15/03........................................       952,500
                                                                     -----------
 Other Services (1.7%):
   500,000 The Knoll Group, Inc.,
            10.88%, 3/15/06**.....................................       510,000
                                                                     -----------
   Total Service..................................................     8,065,000
                                                                     -----------
 Transportation (13.6%):
 Air Transportation/Related (8.6%):
 1,000,000 Airplanes Pass Through Trust,
            10.88%, 3/15/19.......................................     1,060,000
   500,000 CHC Helicopter,
            11.50%, 7/15/02.......................................       472,500
 1,000,000 SC International,
            13.00%, 10/1/05.......................................     1,085,000
                                                                     -----------
                                                                       2,617,500
                                                                     -----------

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 CORPORATE BONDS, CONTINUED:
 Transportation, continued:
 Trucking/Other (5.0%):
 1,000,000 Ameritruck Distribution,
            12.25%, 11/15/05.....................................   $   988,750
   500,000 TNT Transport PLC, TNT USA,
            11.50%, 4/15/04......................................       517,500
                                                                    -----------
                                                                      1,506,250
                                                                    -----------
   Total Transportation..........................................     4,123,750
                                                                    -----------
 Utilities (1.8%):
 Telecommunications (1.8%):
 1,000,000 Intermedia Communications,
            0.00%, 5/15/01 (d)...................................       557,500
                                                                    -----------
   Total Utilities...............................................       557,500
                                                                    -----------
   Total Corporate Bonds.........................................    29,368,125
                                                                    -----------
 WARRANTS (0.1%):
 Broadcast, Radio & Television (0.0%):
       200 American Telecastings, 5 Warrant Package, Expire
            6/15/99..............................................         7,400
                                                                    -----------
 Consumer (0.1%):
     2,000 Renaissance Cosmetics, Inc., Warrants,
            Expire 8/15/01.......................................        45,000
                                                                    -----------
 Hotels/Gaming (0.0%):
       500 Boomtown Warrants, Expire 11/98.......................             5
                                                                    -----------
   Total Warrants................................................        52,405
                                                                    -----------
 INVESTMENT COMPANIES (0.6%):
   183,030 Fountain Square Money Market Fund.....................       183,030
                                                                    -----------
   Total Investment Companies....................................       183,030
                                                                    -----------
 TOTAL INVESTMENTS
  (Cost--$27,549,472)(a).........................................   $29,603,560
                                                                    ===========

------
Percentages indicated are based on net assets of $30,400,546.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation........... $2,146,750
    Unrealized depreciation...........    (92,662)
                                       ----------
    Net unrealized appreciation....... $2,054,088
                                       ==========

(b) Interest rate increases to 11.50% on September 1, 2000.
(c) Interest rate increases to 11.00% on November 1, 1996.
(d) Interest rate increases to 12.50% on May 15, 2001.
*   Represents paid-in-kind securities.
**  Represents private placement securities.
*** 1 warrant attached to each preferred share.

                       See notes to financial statements.

SUMMIT INVESTMENT TRUST
SUMMIT HIGH YIELD FUND

                         NOTES TO FINANCIAL STATEMENTS
                                 MAY 31, 1996

1.ORGANIZATION:

 Summit Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company established as a Massachusetts business trust under a Declaration of Trust dated March 8, 1994. The Trust is currently comprised of one investment portfolio, the Summit High Yield Fund (the "Fund"). Between the date of organization and the date of commencement of operations of the Fund (June 27, 1994), the Trust had no operations other than those relating to organizational matters, including the issuance on May 24, 1994 of 10,000 shares at $10.00 per share, to The Union Central Life Insurance Company ("Union Central Life").

 The Fund's investment objective is high current income with capital appreciation as a secondary goal. The Fund invests primarily in lower-quality, intermediate to long-term corporate bonds.

 The Fund is authorized to issue an unlimited number of shares, which are units of beneficial interest with par value of $0.001 per share. The Fund is authorized to issue two classes of shares, High Yield and Institutional Service. The High Yield shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. Each class of shares has identical rights and privileges except with respect to voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

2.SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   SECURITIES VALUATION:

   Securities which are traded on stock exchanges are valued at the last sales price as of the close of the New York Stock Exchange (the "Exchange"), or lacking any sales, at the closing bid prices. Securities traded only in the "over-the-counter" market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the Exchange. Fixed income securities are generally traded in the over-the-counter market. Securities and assets for which market quotations are not readily available or not obtained from a pricing service are valued at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees. The Fund uses a pricing service or services in determining the net asset value of the Fund. Debt securities with a remaining maturity of 60 days or less are valued on an amortized cost basis, which the Trustees have determined reflects fair value.

                                   Continued

SUMMIT INVESTMENT TRUST
SUMMIT HIGH YIELD FUND

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 MAY 31, 1996

   The Fund may invest its assets in intermediate to long-term, high yield, medium and lower-quality, fixed income securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. If market quotations are not readily available for the Fund's lower-rated or non-rated securities, these securities will be valued by a method that the Trustees believe accurately reflects fair value. Judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which external sources of quotations and last sale information are more available.

   SECURITIES TRANSACTIONS AND RELATED INCOME:

   Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   DIVIDENDS TO SHAREHOLDERS:

   Dividends from net investment income are declared and paid monthly. Distributable net realized capital gains, if any, are declared and distributed at least annually.

   Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs and deferrals of certain losses.

   FEDERAL INCOME TAXES:

   It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

   OTHER:

   All expenses in connection with the Trust's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by the Fund. Such expenses are being amortized over a period of two years commencing with the date of the initial public offering. In the event that any of the initial shares of the fund are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organizational expenses of the trust in the same proportion as the number of said shares being redeemed bears to the number of initial shares that are outstanding at the time of redemption. Other operating expenses of the Trust are prorated to the Fund on the basis of relative net assets.

                                   Continued

SUMMIT INVESTMENT TRUST
SUMMIT HIGH YIELD FUND

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 MAY 31, 1996

3.PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities for the Fund (excluding short-term securities) for the year ended May 31, 1996 were $54,041,391 and $48,633,003 respectively.

4.RELATED PARTY TRANSACTIONS:

 First Summit Capital Management ("FSCM" or the "Adviser"), a joint venture having its principal offices at 1876 Waycross Road, Cincinnati, Ohio 45240, is the investment adviser to the Fund. FSCM was organized principally for purposes of sponsoring and managing the Trust pursuant to a Joint Venture Agreement between Carillon Advisers, Inc. ("Carillon"), an Ohio corporation, and Freeman Holding Company, Inc. ("Freeman"), a Delaware corporation. Carillon is a wholly-owned subsidiary of Union Central Life, an Ohio mutual insurance company, which owns more than 96% of the shares of the Fund. Freeman is the parent corporation of Freeman Securities Company, Inc., a New Jersey corporation which is registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

 Under the terms of the Investment Advisory Agreement, FSCM is entitled to receive fees based on a percentage of the average net assets of the Fund. FSCM has agreed to limit the investment advisory fee for the first year of the Fund's operations to an annual rate of 0.35% of the Fund's average net assets. Effective July 1, 1995, the investment advisory fee is based on the total return investment performance of the Fund for the prior twelve-month period relative to the percentage change in the Salomon Brothers High Yield Market Index for the same period. The advisory fee is paid monthly at an annual rate which varies between 0.35% and 1.15% of the Fund's average daily net assets. The adviser has agreed to waive a portion of its advisory fee so as to limit the Fund's total expenses to 1.60%. For the year ended May 31, 1996, FSCM voluntarily reduced $164,637 of investment advisory fees.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") is an Ohio limited partnership. BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), and BISYS are subsidiaries of The BISYS Group, Inc.

 Certain officers of the Trust are affiliated with BISYS or with FSCM. Such officers are not paid any fees directly by the Fund for serving as officers of the Trust.

 BISYS serves the Trust as manager and administrator. Under the terms of the Management and Administration Agreement, BISYS' fees are computed daily as a percentage of the average net assets of the Fund at an annual rate of 0.20%. For the year ended May 31, 1996, BISYS voluntarily reduced $13,693 of administration fees.

                                   Continued

SUMMIT INVESTMENT TRUST
SUMMIT HIGH YIELD FUND

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 MAY 31, 1996

 BISYS also serves as distributor of the Fund's shares. BISYS receives fees for providing distribution services under the Distribution Agreement (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund shall pay BISYS a fee not to exceed, on an annual basis, 0.25% of the average daily net assets of certain shares of the Fund for payments BISYS makes to financial institutions, including FSCM, and broker/dealers, and for expenses BISYS and any of its affiliates incur for providing distribution or shareholder service assistance. For the year ended May 31, 1996, BISYS received $11,717 from commissions earned on sales of shares of the Fund, $1,167 of which was reallowed to affiliated broker/dealers.

 BISYS Ohio, serves as the Trust's transfer agent and is entitled to receive fees based upon a contractually specified amount per shareholder with specified minimum per portfolio amounts and surcharges. In addition, the transfer agent is reimbursed for certain out-of-pocket expenses incurred in providing transfer agency services. BISYS Ohio, also serves as fund accountant for the Trust. Under the terms of the Fund Accounting Agreement, the fund accountant is entitled to receive fees based on a percentage of the average net assets of the Fund and is reimbursed for certain out-of-pocket expenses incurred in providing such fund accounting services. Transfer agent and fund accounting fees for the year ended May 31, 1996 totaled $83,110.


                                   Continued

SUMMIT INVESTMENT TRUST
SUMMIT HIGH YIELD FUND

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                  MAY 31, 1996
5.CAPITAL SHARE TRANSACTIONS

 Transactions in capital shares for the Fund were as follows:

                                                              SUMMIT HIGH YIELD
                                                                  BOND FUND
                                                              -----------------
                                                                FOR THE YEAR
                                                                    ENDED
                                                                   MAY 31,
                                                                    1996
                                                              -----------------
CAPITAL TRANSACTIONS:
HIGH YIELD SHARES:
  Proceeds from shares isssued...............................    $   573,171
  Dividends reinvested.......................................      2,820,631
  Shares redeemed............................................     (4,848,104)
                                                                 -----------
    Change in net assets from High Yield share transactions..    $(1,454,302)
                                                                 ===========
INSTITUTIONAL SERVICE SHARES (A):
  Proceeds from shares isssued...............................    $ 2,994,874
  Dividends reinvested.......................................         44,755
  Shares redeemed............................................     (1,320,496)
                                                                 -----------
    Change in net assets from Institutional Service share
     transactions............................................    $ 1,719,133
                                                                 ===========
SHARE TRANSACTIONS:
HIGH YIELD SHARES:
  Issued.....................................................         54,443
  Reinvested.................................................        268,810
  Redeemed...................................................       (469,528)
                                                                 -----------
    Change in High Yield shares..............................       (146,275)
                                                                 ===========
INSTITUTIONAL SERVICE SHARES (A):
  Issued.....................................................        278,879
  Reinvested.................................................          4,112
  Redeemed...................................................       (122,245)
                                                                 -----------
    Change in Institutional Service shares...................        160,746
                                                                 ===========

------
(a) For the period from January 19, 1996 (commencement of operations) to May 31, 1996.

6.FEDERAL INCOME TAXES (UNAUDITED):

 For federal income tax purposes, the Fund had no capital loss carryforwards, as of May 31, 1996.

SUMMIT HIGH YIELD FUND

                             FINANCIAL HIGHLIGHTS

                                              INSTITUTIONAL
                             HIGH YIELD         SERVICE
                               SHARES           SHARES
                             ----------  ---------------------
                               YEAR         FOR THE PERIOD         FOR THE PERIOD
                               ENDED     FROM JANUARY 19, 1996   FROM JUNE 27, 1994
                              MAY 31,             TO                     TO
                               1996         MAY 31, 1996(D)       MAY 31, 1995(A)
                             ----------  ---------------------   ------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD.................   $ 10.11          $10.59              $ 10.00
                              -------          ------              -------
INVESTMENT ACTIVITIES:
  Net investment income....      1.01            0.40                 0.83
  Net realized and
   unrealized gains on
   investments.............      0.95            0.47                 0.11
                              -------          ------              -------
    Total from Investment
     Activities............      1.96            0.87                 0.94
                              -------          ------              -------
DISTRIBUTIONS:
  Net investment income....     (1.01)          (0.40)               (0.83)
  In excess of net
   investment income.......                     (0.03)
  Net realized gains.......     (0.01)
                              -------          ------              -------
    Total Distributions....     (1.02)          (0.43)               (0.83)
                              -------          ------              -------
NET ASSET VALUE, END OF
 PERIOD....................   $ 11.05          $11.03              $ 10.11
                              =======          ======              =======
Total Return (excludes
 sales charges)............     20.34%          20.16%(b)             9.97%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of
   period (000)............   $28,628          $1,773              $27,676
  Ratio of expenses to
   average net assets......      1.60%           1.52%(c)             1.56%(c)
  Ratio of net investment
   income to average net
   assets..................      9.42%           9.86%(c)             9.13%(c)
  Ratio of expenses to
   average net assets*.....      2.24%           2.76%(c)             1.61%(c)
  Ratio of net investment
   income to average net
   assets*.................      8.78%           8.62%(c)             9.08%(c)
  Portfolio turnover.......    187.61%         187.61%              158.36%

------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) On January 19, 1996, the Fund issued a second series of shares and designated such shares as "Institutional Service" shares.

                      See notes to financial statements.

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS


                  Included in Part A:
                  (a)      Financial Statements:
                           (1) Financial Highlights for the period from June 27, 1994 (commencement of operations) to May 31, 1996 (audited) for the Summit High Yield Shares of the Summit High Yield Fund, and for the period January 19, 1996 (commencement of operations) to May 31, 1996 for the Summit High Yield Institutional Service Shares of the Summit High Yield Fund.
                  Part B:  To be filed by post-effective amendment
                           (2) Report of Independent Accountants relating to the Financial Statements at May 31, 1996 and for the year then ended.

                           (3) Statement of Assets and Liabilities for the year ended May 31, 1996 (audited).

                           (4) Statement of Operations for the period from June 27, 1994 (commencement of operations) to May 31, 1996 (audited).

                           (4) Statement of Changes in Net Assets for the period from June 27, 1994 (commencement of operations) to May 31, 1996 (audited).


                           (5) Schedule of Portfolio Investments at May 31, 1996 (audited).

                           (6) Notes to Financial Statements at May 31, 1996 (audited).

                           The Financial Statements of the Summit High Yield Fund series (the "Fund") of the Summit Investment Trust, as noted above, were filed on approximately August 1, 1996 with the Securities and Exchange Commission in the Fund's Annual Report to Shareholders for the period ended May 31, 1996 pursuant to Rule 30b2-1 under the Investment Company Act of 1940, as amended, and are incorporated into the Combined Statement of Additional Information.

                  (b)      Exhibits:

                           (1) Agreement and Declaration of Trust of the Summit Investment Trust is incorporated herein by reference to the Registrant's Initial Registration Statement No. 33-76250, Exhibit No. (1), as filed on April 7, 1994.

                                    (a)     Amendment to Declaration of Trust of
                                            the Summit Investment Trust is
                                            incorporated herein by reference to
                                            Pre-Effective Amendment No. 2 to the
                                            Registrant's Registration Statement
                                            No. 33-76250, Exhibit (1)(a), as
                                            filed on June 15, 1994.

                           (2) By-laws of the Summit Investment Trust are incorporated herein by reference to the Registrant's Initial Registration Statement No. 33-76250, Exhibit No. (2), as filed on April 7, 1994.

                           (3)      Not Applicable.

                           (4)      Not Applicable.

                           (5) Investment Advisory Agreement between the Summit Investment Trust and First Summit Capital Management is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement No. 33-76250, Exhibit No. (5), as filed on June 15, 1994.

                                    (a)(1)  Investment Service Agreement among
                                            the Summit Investment Trust, First
                                            Summit Capital Management and The
                                            Union Central Life Insurance Company
                                            is incorporated herein by reference
                                            to Pre-Effective Amendment No. 2 to
                                            the Registrant's Registration
                                            Statement No. 33-76250, Exhibit No.
                                            (5)(a), as filed on June 15, 1994.

                                    (a)(2)  "Form of" Investment Sub-Advisory
                                            Agreement between First Summit
                                            Capital Management and Carillon
                                            Advisers, Inc. is attached hereto
                                            as Exhibit No. (5)(a)(2).

                           (6)      (a)(1)  Distribution Agreement between the
                                            Summit Investment Trust and The
                                            Winsbury Company, Limited
                                            Partnership is incorporated herein
                                            by reference to the Registrant's
                                            Initial Registration Statement No.
                                            33-76250, Exhibit No. (6)(a), as
                                            filed on April 7, 1994.

                                    (a)(2)  "Form of" Amended and Restated
                                            Distribution Agreement between the
                                            Summit Investment Trust and BISYS
                                            Fund Services Limited Partnership is
                                            incorporated herein by reference to
                                            Post-Effective Agreement No. 3 to
                                            the Registrant's Registration
                                            Statement No. 33-76250
                                            Exhibit (6)(a)(2), as filed on
                                            October 12, 1995.

                                    (b)(1)  "Form of" Dealer Agreement on behalf
                                            of the Summit Investment Trust is
                                            incorporated herein by reference to
                                            Pre-Effective Amendment No. 2 to the
                                            Registrant's Registration Statement
                                            No. 33-76250, Exhibit No. (6)(b), as
                                            filed on June 15, 1994.

                                    (b)(2)  "Form of" Selling Agreement between
                                            BISYS Fund Services Limited
                                            Partnership and McDonald & Co., on
                                            behalf of the Summit Investment
                                            Trust incorporated herein by
                                            reference to Post-Effective
                                            Agreement No. 3 to the Registrant's
                                            Registration Statement No. 33-76250
                                            Exhibit (6)(b)(2), as filed on
                                            October 12, 1995.

                                    (c)(1)  "Form of" Servicing Agreement on
                                            behalf of the Summit Investment
                                            Trust is incorporated herein by
                                            reference to the Registrant's
                                            Initial Registration Statement No.
                                            33-76250, Exhibit No. (6)(c), as
                                            filed on April 7, 1994.

                                    (c)(2)  "Form of" Servicing Agreement on
                                            behalf of the Summit High Yield
                                            Institutional Service Shares class
                                            of the Summit High Yield Fund to
                                            be filed by amendment.

                           (7)      Not Applicable.

                           (8) Custodian Agreement between the Summit Investment Trust and The Fifth Third Bank is incorporated herein by reference to the Registrant's Initial Registration Statement No. 33-76250, Exhibit No. (8), as filed on April 7, 1994.

                           (9)      (a)(1)  Management and Administration
                                            Agreement between the Summit
                                            Investment Trust and The Winsbury
                                            Company, Limited Partnership
                                            is incorporated herein by reference
                                            to the Registrant's Initial
                                            Registration Statement No. 33-76250,
                                            Exhibit No. (9)(a), as filed on
                                            April 7, 1994.

                                    (a)(2)  "Form of" Amended and Restated
                                            Management and Administration
                                            Agreement between Summit Investment
                                            Trust and BISYS Fund Services
                                            Limited Partnership is incorporated
                                            herein by reference to
                                            Post-Effective Amendment No. 3 to
                                            the Registrant's Registration
                                            Statement No. 33-76250, Exhibit No.
                                            (9)(a)(2), as filed on October 12,
                                            1995.

                                    (b)(1)  Transfer and Dividend Disbursing
                                            Agent Agreement between the
                                            Summit Investment Trust and The
                                            Winsbury Service Corporation is
                                            incorporated herein by reference to
                                            the Registrant's Initial
                                            Registration Statement No. 33-76250,
                                            Exhibit No. (9)(b), as filed on
                                            April 7, 1994.

                                    (b)(2)  "Form of" Amended and Restated
                                            Transfer Agency Agreement between
                                            the Summit Investment Trust and
                                            BISYS Fund Services Ohio, Inc. is
                                            incorporated herein by reference to
                                            Post-Effective Amendment No. 3 to
                                            the Registrant's Registration
                                            Statement No. 33-76250, Exhibit No.
                                            (9)(b)(2), as filed on October 12,
                                            1995.

                                    (c)(1)  Fund Accounting Agreement between
                                            the Summit Investment Trust and The
                                            Winsbury Service Corporation is
                                            incorporated herein by reference to
                                            the Registrant's Initial
                                            Registration Statement No. 33-76250,
                                            Exhibit No. (9)(c), as filed on
                                            April 7, 1994.

                                    (c)(2)  "Form of" Amended and Restated Fund
                                            Accounting Agreement between the
                                            Summit Investment Trust and BISYS
                                            Fund Services Ohio, Inc. is
                                            incorporated herein by reference to
                                            Post-Effective Amendment No. 3 to
                                            the Registrant's Registration
                                            Statement No. 33-76250, Exhibit No.
                                            (9)(c)(2), as filed on October 12,
                                            1995.

                                    (d)     Joint Venture Agreement between
                                            Carillon Advisers, Inc., and Freeman
                                            Holding Company, Inc. is
                                            incorporated herein by reference
                                            to Pre-Effective Amendment No. 2 to
                                            the Registrant's Registration
                                            Statement No. 33-76250, Exhibit No.
                                            (9)(d), as filed on June 15,
                                            1994.


                           (10)     (a)     Opinion and consent of Stradley,
                                            Ronon, Stevens & Young is
                                            incorporated herein by reference
                                            to Registrant's Notice pursuant to
                                            Rule 24f-2, as filed on
                                            July 24, 1996.

                           (11)     (a)     Consent of Coopers & Lybrand, L.L.P.

                           (12) Incorporated into Part B by reference to the Fund's Annual Report to Shareholders dated May 31, 1996.

                           (13) Letter Containing Investment Undertaking is incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement No. 33-76250, Exhibit No. (13), as filed on June 15, 1994.

                           (14)     Not Applicable.

                           (15)     Reference Item 24(b)(6).

                           (16) Schedule for Computation of Performance Quotation on behalf of the Summit High Yield Fund is attached hereto as Exhibit No. (16).

                           (17)     Not Applicable.

                           (18) Powers-of-Attorney are incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement No. 33-76250, as filed on June 15, 1994.

                           (19) "Form of" Multiple Class Plan relating to the Summit High Yield Shares Class and the Summit High Yield Institutional Service Shares Class as presented to the Board of Trustees is incorporated herein by reference to Post-Effective Amendment No.3 to the Registrant's Registration Statement No. 33-76250, Exhibit No.(19), as filed on October 12, 1995.

ITEM 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE
                  REGISTRANT.

                  No person is directly or indirectly controlled by the Registrant. With respect to the Summit High Yield Fund, as of August 30, 1996, The Union Central Life Insurance Company ("Union Central Life"), a mutual insurance company organized under the laws of Ohio, owned 97.43% of the outstanding shares of the Summit High Yield Shares class, and owned 79.17% of the outstanding shares of the Summit High Yield Institutional Service class. While the Summit Investment Trust disclaims any such control relationship, it may be deemed to be controlled by its investment adviser by virtue of the advisory relationship. The Registrant's investment adviser, First Summit Capital Management ("FSCM"), is a joint venture of Carillon Advisers, Inc. ("Carillon") and Freeman Holding Company, Inc. ("Freeman"). Carillon is an Ohio corporation which is a wholly-owned subsidiary of Union Central Life. Freeman is a Delaware corporation which is majority-owned by the employee benefit plans of its wholly-owned, broker-dealer subsidiary, Freeman Securities Company, Inc., a New Jersey corporation. Set forth below is a chart showing the entities controlled by Union Central Life, the jurisdictions in which such entities are organized, and the percentage of voting securities owned by the person immediately controlling each such entity.


                    THE UNION CENTRAL LIFE INSURANCE COMPANY,
                         ITS SUBSIDIARIES AND AFFILIATES

                  I.       The Union Central Life Insurance Company (Ohio)

                           A.       Carillon Life Insurance Company (Ohio) -
                                    100% owned.

                           B. Carillon Investments, Inc. (Ohio) - 100% owned.

                           C. Carillon Marketing Agency, Inc. (Delaware) - 100% owned.

                                    a.      Carillon Marketing Agency of
                                            Alabama, Inc. (Alabama) - 100%
                                            owned.

                                    b.      Carillon Marketing Agency of
                                            Arkansas, Inc. (Arkansas) - 100%
                                            owned.

                                    c.      Carillon Marketing Agency of Hawaii,
                                            Inc. (Hawaii) - 100% owned.

                                    d.      Carillon Marketing Agency of Idaho,
                                            Inc. (Idaho) - 100% owned.

                                    e.      Carillon Marketing Agency of
                                            Kentucky, Inc. (Kentucky) - 100%
                                            owned.

                                    f.      Carillon Marketing Agency of
                                            Massachusetts, Inc. (Massachusetts)
                                            - 100% owned.

                                    g.      Carillon Marketing Agency of New
                                            Mexico, Inc. (New Mexico) -
                                            100% owned.

                                    h.      Carillon Marketing Agency of Ohio,
                                            Inc. (Ohio) - 100% owned.

                                    i.      Carillon Marketing Agency of Texas,
                                            Inc. (Texas) - 100% owned.

                           D.       Carillon Advisers, Inc. (Ohio) - 100% owned.

                           E.       The Manhattan Life Insurance Company (New
                                    York) - 73% owned.

                  II.      Mutual Funds of the Carillon Group.

                           A.       Carillon Fund, Inc.* (Maryland).

                           B.       Carillon Investment Trust** (Massachusetts).

                  III.     Summit Investment Trust (Massachusetts).


                           A.       Summit High Yield Fund Shares Class
                                    - 97.43% owned.

                           B.       Summit High Yield Institutional
                                    Service Class - 79.17% owned.



                  ------
                     * At June 30, 1996, Union Central owned 100% of the outstanding shares of Carillon Fund, Inc.

                    ** At June 30, 1996, Union Central owned 34% of the outstanding shares of Carillon Investment Trust.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


                                                                         (2)
                           (1)                               NUMBER OF RECORD HOLDERS
                     TITLE OF CLASS                            AS OF AUGUST 30, 1996
                  -------------------                         ----------------------
                  Shares of beneficial interest,
                  no par value of:

                  Summit High Yield Shares                               30
                  Summit High Yield Institutional Service Shares          3

ITEM 27.          INDEMNIFICATION.
                  Sections 6.4 and 6.5 of the Agreement and Declaration of Trust of the Registrant provide that the Registrant shall indemnify each of its Trustees and officers against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and against all expenses, including but not limited to accountants and counsel fees, reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Trustee or officer may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except that indemnification shall not be provided if it shall have been finally adjudicated in a decision on the merits by the court or other body before which the proceeding was brought that such Trustee or officer: (i) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Registrant; or (ii) is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

                  Indemnification of the Registrant's Distributor, Transfer Agent, Fund Accountant and Administrator against certain stated liabilities is provided for in the following documents:


                  (a) Sections 1.11 and 1.12 of the Amended and Restated Distribution Agreement between the Summit Investment Trust and BISYS Fund Services, Limited Partnership, incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement No. 33-76250, as Exhibit (6)(a)(2);

                  (b) Section 4 of the Amended and Restated Management and Administration Agreement between the Summit Investment Trust and BISYS Fund Services Limited Partnership, incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement No. 33-76250, as Exhibit
                           (9)(a)(2), as filed on October 12, 1995;

                  (c) Section 9 of the Amended and Restated Transfer Agency Agreement between the Summit Investment Trust and BISYS Fund Services Ohio, Inc., incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement No.
                           33-76250, as Exhibit (9)(b)(2), as filed on October 12, 1995;

                  (d) Section 7 of the Amended and Restated Fund Accounting Agreement between the Summit Investment Trust and BISYS Fund Services Ohio, Inc., incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement No.
                           33-76250, as Exhibit (9)(c)(2), as filed on October 12, 1995; and

                  (e) Sections 8.1 and 8.2 of the Custodian Agreement between the Summit Investment Trust and The Fifth Third Bank, incorporated herein by reference to the Registrant's Initial Registration Statement No. 33-76250, Exhibit No. (8), as filed on April 7, 1994.


                  Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
                  First Summit Capital Management ("FSCM") is a joint venture of Carillon Advisers, Inc. ("Carillon"), an Ohio corporation, and Freeman Holding Company, Inc. ("Freeman"), a Delaware corporation. Information regarding the Representatives of FSCM and their business, profession or employment of a substantial nature during the last two years is set forth below. For information as to the business, profession, vocation or employment of a substantial nature of Carillon and Freeman, reference is made to the respective Forms ADV of Carillon and Freeman's wholly-owned subsidiary, Freeman Securities Company, Inc. ("Freeman Securities"), as amended, filed under the Investment Advisers Act of 1940, which are herein incorporated by reference.

                                    POSITION WITH             PRINCIPAL OCCUPATIONS
NAME AND ADDRESS                     THE ADVISER              DURING PAST TWO YEARS
----------------                    -------------             ---------------------
James F. Smith                      Representative            President and Chief Financial Officer, Freeman Securities.
30 Montgomery Street
Jersey City, NJ 07302

Gregory A. Sullivan                 Representative            Senior Vice President, Freeman Securities.
30 Montgomery Street
Jersey City, NJ 07302

Steven R. Sutermeister              Representative            Vice President of Union Central Life and Carillon.
1876 Waycross Road
Cincinnati, OH 45240

ITEM 29. PRINCIPAL UNDERWRITER.
                  (a) BISYS Fund Services, Limited Partnership ("BISYS"), the Distributor of shares of the Registrant, also distributes the securities of the following open-end management investment companies:

                           The Coventry Group;
                           The Riverfront Funds, Inc.;
                           The Victory Portfolios;
                           The HighMark Group;
                           The Parkstone Group of Funds;
                           The B B & T Mutual Funds Group;
                           M S D & T Funds, Inc.;
                           The ARCH Fund, Inc.;
                           American Performance Funds;
                           The Sessions Group;
                           Pacific Capital Funds;
                           AmSouth Mutual Funds;
                           MarketWatch Funds;
                           M M A Praxis Mutual Funds; and
                           Qualivest Funds.

                  (b) Officers and Directors of Principal Underwriter Set forth below is information with respect to the partners of BISYS as of September 18, 1996.


                                                                                        POSITIONS AND
                  NAME AND PRINCIPAL                 POSITION AND OFFICES               OFFICES WITH
                  BUSINESS ADDRESS                   WITH UNDERWRITER                   REGISTRANT
                  ------------------                 --------------------               --------------
                  BISYS Fund Services, Inc.          Sole General Partner               None
                  3435 Stelzer Rd.
                  Columbus, OH 43219

                                                                                              POSITIONS AND
                  NAME AND PRINCIPAL                 POSITION AND OFFICES                     OFFICES WITH
                  BUSINESS ADDRESS                   WITH UNDERWRITER                         REGISTRANT
                  ------------------                 --------------------                     --------------
                  WC Subsidiary Corporation          Sole Limited Partner                     None
                  3435 Stelzer Rd.
                  Columbus, OH 43219

                  Each of these corporations is a subsidiary of The BISYS Group, Inc., 150 Clove Road, Little Falls, NJ 07424.

                  (c)      Not Applicable.

ITEM 30.          LOCATION OF ACCOUNTS AND RECORDS.
                  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, as amended [15 U.S.C. 80a-30(a)] and the Rules promulgated thereunder, [17 CFR 270.31a-1 to 31a-3] are maintained by the Registrant's investment adviser, First Summit Capital Management, 1876 Waycross Road, Cincinnati, OH 45240, except for those maintained by the Registrant's Custodian, The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, OH 45263, the Registrant's Administrator and Distributor, BISYS Fund Services Limited Partnership or the Registrant's Transfer Agent and Fund Accountant, BISYS Fund Services Ohio, Inc. BISYS Fund Services Limited Partnership and BISYS Fund Services Ohio, Inc. are located at 3435 Stelzer Road, Columbus, OH 43219.

ITEM 31.          MANAGEMENT SERVICES.
                  All management-related service contracts are discussed in Part A or B of this Registration Statement.

ITEM 32.          UNDERTAKINGS



                  (a) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's Combined Statement of Additional Information and the latest Annual Report, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Cincinnati, and State of Ohio on the 30th day of September, 1996.

                                                 SUMMIT INVESTMENT TRUST
                                                     (The Registrant)

                                        By:
                                           ------------------------------------
                                                 Steven R. Sutermeister
                                                 Chairman of the Board and
                                                 Trustee

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                           Chairman of the               September 30, 1996
-----------------          Board and Trustee             ------------------
Steven R. Sutermeister     (Chief Executive Officer)              (Date)



         *                 Trustee                       September 30, 1996
-----------------                                        ------------------
Theodore H. Emmerich                                              (Date)


         *                 Trustee                       September 30, 1996
-----------------                                        ------------------
Frederick Moss                                                   (Date)


         *                 Trustee                       September 30, 1996
-----------------                                        ------------------
Dr. Bruce H. Olson                                               (Date)


         *                 Trustee                       September 30, 1996
-----------------                                        ------------------
James F. Smith                                                   (Date)

                           Treasurer (Principal          September 30, 1996
-----------------          Financial and                 ------------------
Scott A. Englehart         Accounting Officer)                   (Date)


*  By                                                    September 30, 1996
     -------------------------                           ------------------
         Scott A. Englehart, pursuant to                          (Date)
         Power-of-Attorney

                                    EXHIBITS
                                 EXHIBIT INDEX


EXHIBIT         DESCRIPTION                                                             PAGE
-------         -----------                                                             ----
 5 (a)(2)       "Form of" Investment Sub-Advisory Agreement between
                First Summit Capital Management and Carillon Advisers, Inc.

11 (a)          Consent of Coopers & Lybrand, L.L.P.

16              Schedule for Computation of Performance Quotation
